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                                                                    Exhibit 10.4

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                                    INDENTURE

                                  by and among

                      HPSC GLOUCESTER FUNDING 2003-1 LLC I
                                       and
                     HPSC GLOUCESTER FUNDING 2003-1 LLC II,
                                   as Issuers,

                                   HPSC, INC.
                           as Servicer and Originator,

                                       and

                           BNY MIDWEST TRUST COMPANY,
                              as Indenture Trustee

                                   ----------

                           Dated as of March 31, 2003

                                   ----------


                        Asset Backed Notes, Series 2003-1

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                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS 1

         Section 1.01      DEFINITIONS............................................................................1
         Section 1.02      GENERAL INTERPRETIVE PRINCIPLES........................................................1


ARTICLE II PLEDGE OF PLEDGED PROPERTY; ORIGINAL ISSUANCE OF NOTES.................................................2

         Section 2.01      PLEDGE OF PLEDGED PROPERTY.............................................................2
         Section 2.02      CUSTODIAN ON BEHALF OF INDENTURE TRUSTEE, HOLDS CONTRACTS AND CONTRACT FILES...........2
         Section 2.03      CONDITIONS TO CLOSING..................................................................4
         Section 2.04      ACCEPTANCE BY INDENTURE TRUSTEE........................................................5
         Section 2.05      LIABILITIES OF THE ISSUERS AND PARTIES TO THIS INDENTURE; LIMITATIONS THEREON..........6
         Section 2.06      INTENDED TAX CHARACTERIZATION..........................................................6
         Section 2.07      TREASURY SECURITIES....................................................................7

ARTICLE III ACCOUNTS; ALLOCATION AND APPLICATION OF THE PLEDGED PROPERTY..........................................7

         Section 3.01      COLLECTION ACCOUNT.....................................................................7
         Section 3.02      PRE-FUNDING ACCOUNT AND CAPITALIZED INTEREST ACCOUNT...................................8
         Section 3.03      INVESTMENT OF MONIES HELD IN THE ACCOUNTS; SUBACCOUNTS................................10
         Section 3.04      DISBURSEMENTS FROM COLLECTION ACCOUNT.................................................13
         Section 3.05      RESERVE ACCOUNT.......................................................................17
         Section 3.06      RESIDUAL PAYMENT ACCOUNT..............................................................17
         Section 3.07      SERVICER TRANSITION ACCOUNT...........................................................18
         Section 3.08      STATEMENTS TO NOTEHOLDERS.............................................................18
         Section 3.09      COMPLIANCE WITH WITHHOLDING REQUIREMENTS..............................................21

ARTICLE IV PURCHASE AND SUBSTITUTION OF CONTRACTS; RELEASES......................................................21

         Section 4.01      MANDATORY PURCHASE OR SUBSTITUTION OF CONTRACTS.......................................21
         Section 4.02      OPTIONAL SUBSTITUTION OF CONTRACTS....................................................22
         Section 4.03      RELEASE OF PROPERTY FROM THE PLEDGED PROPERTY.........................................23

ARTICLE V THE NOTES .............................................................................................23

         Section 5.01      THE NOTES.............................................................................23
         Section 5.02      INITIAL ISSUANCE OF NOTES.............................................................25
         Section 5.03      GLOBAL NOTES..........................................................................25
         Section 5.04      DEFINITIVE NOTES......................................................................26
         Section 5.05      REGISTRATION, TRANSFER AND EXCHANGE OF NOTES..........................................26
         Section 5.06      MUTILATED, DESTROYED, LOST OR STOLEN NOTES............................................31
         Section 5.07      PERSONS DEEMED OWNERS.................................................................32
         Section 5.08      ACCESS TO LIST OF NOTEHOLDERS' NAMES AND ADDRESSES....................................32
         Section 5.09      ACTS OF NOTEHOLDERS...................................................................32
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                                       (i)
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         Section 5.10      NO PROCEEDINGS; LIMITED RECOURSE......................................................33
         Section 5.11      LISTING OF NOTES.  No Class E Note and no Class F Note may be listed on any exchange including without limitation, the Luxembourg Stock Exchange..................33

ARTICLE VI THE ISSUERS...........................................................................................33

         Section 6.01      LIABILITY OF THE ISSUERS..............................................................33
         Section 6.02      LIMITATION ON RECOURSE TO THE ISSUERS.................................................33
         Section 6.03      INDEMNITY FOR LIABILITY CLAIMS........................................................33
         Section 6.04      LIABILITIES...........................................................................34
         Section 6.05      ANNUAL STATEMENT AS TO COMPLIANCE.....................................................34
         Section 6.06      PAYMENT OF PRINCIPAL AND INTEREST.....................................................34
         Section 6.07      MAINTENANCE OF OFFICE OR AGENCY.......................................................34
         Section 6.08      MONEY FOR PAYMENTS TO BE HELD IN TRUST................................................34
         Section 6.09      EXISTENCE.............................................................................36
         Section 6.10      PROTECTION OF PLEDGED PROPERTY........................................................36
         Section 6.11      REPRESENTATIONS AND WARRANTIES........................................................37
         Section 6.12      PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES..................................41
         Section 6.13      NEGATIVE COVENANTS....................................................................42
         Section 6.14      ISSUERS MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS...................................43
         Section 6.15      SUCCESSOR OR TRANSFEREE...............................................................44
         Section 6.16      NO OTHER BUSINESS.....................................................................45
         Section 6.17      NO BORROWING..........................................................................45
         Section 6.18      GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES.....................................45
         Section 6.19      CAPITAL EXPENDITURES..................................................................45
         Section 6.20      SEPARATE LEGAL IDENTITY...............................................................45
         Section 6.21      MANAGEMENT............................................................................45
         Section 6.22      BUSINESS DECISIONS....................................................................45
         Section 6.23      COMPLIANCE WITH LAWS..................................................................46
         Section 6.24      FURTHER INSTRUMENTS AND ACTS..........................................................46
         Section 6.25      NONCONSOLIDATION......................................................................46
         Section 6.26      PROTECTION OF  SECURITY INTEREST IN TRUST ESTATE......................................47
         Section 6.27      TRANSFERS BETWEEN ISSUERS.............................................................48
         Section 6.28      LUXEMBOURG STOCK EXCHANGE.............................................................48
         Section 6.29      SWAP AGREEMENT........................................................................49

ARTICLE VII THE INDENTURE TRUSTEE................................................................................49

         Section 7.01      DUTIES OF INDENTURE TRUSTEE...........................................................49
         Section 7.02      ELIGIBLE INVESTMENTS..................................................................51
         Section 7.03      INDENTURE TRUSTEE'S ASSIGNMENT OF CONTRACTS...........................................52
         Section 7.04      CERTAIN MATTERS AFFECTING THE INDENTURE TRUSTEE.......................................52
         Section 7.05      INDENTURE TRUSTEE NOT LIABLE FOR NOTES OR CONTRACTS...................................54
         Section 7.06      INDENTURE TRUSTEE MAY OWN NOTES.......................................................54
         Section 7.07      INDENTURE TRUSTEE'S FEES AND EXPENSES.................................................55
         Section 7.08      ELIGIBILITY REQUIREMENTS FOR INDENTURE TRUSTEE........................................55
         Section 7.09      RESIGNATION OR REMOVAL OF INDENTURE TRUSTEE...........................................56
         Section 7.10      SUCCESSOR INDENTURE TRUSTEE...........................................................56
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         Section 7.11      MERGER OR CONSOLIDATION OF INDENTURE TRUSTEE..........................................57
         Section 7.12      APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.....................57
         Section 7.13      INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES......................59
         Section 7.14      SUITS FOR ENFORCEMENT.................................................................59
         Section 7.15      UNDERTAKING FOR COSTS.................................................................59
         Section 7.16      REPRESENTATIONS AND WARRANTIES OF INDENTURE TRUSTEE...................................60
         Section 7.17      TAX RETURNS...........................................................................60
         Section 7.18      SECURITIES ACCOUNTS...................................................................60
         Section 7.19      "FINANCIAL ASSETS" ELECTION...........................................................61
         Section 7.20      ENTITLEMENT ORDERS....................................................................61

ARTICLE VIII EVENTS OF DEFAULT; REMEDIES.........................................................................61

         Section 8.01      EVENTS OF DEFAULT.....................................................................61
         Section 8.02      ACCELERATION OF MATURITY, RESCISSION AND ANNULMENT....................................63
         Section 8.03      REMEDIES..............................................................................64
         Section 8.04      NOTICE OF EVENT OF DEFAULT............................................................64
         Section 8.05      EXERCISE OF POWER BY INDENTURE TRUSTEE................................................65
         Section 8.06      INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM............................................65
         Section 8.07      ALLOCATION OF MONEY COLLECTED.........................................................66
         Section 8.08      WAIVER OF EVENTS OF DEFAULT...........................................................67
         Section 8.09      LIMITATION ON SUITS...................................................................67
         Section 8.10      UNCONDITIONAL RIGHT OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST..................68
         Section 8.11      RESTORATION OF RIGHTS AND REMEDIES....................................................68
         Section 8.12      RIGHTS AND REMEDIES CUMULATIVE........................................................68
         Section 8.13      DELAY OR OMISSION NOT WAIVER..........................................................69
         Section 8.14      CONTROL BY MAJORITY HOLDERS...........................................................69
         Section 8.15      SALE OF PLEDGED PROPERTY..............................................................69
         Section 8.16      ACTION ON NOTES.......................................................................70
         Section 8.17      CERTAIN RIGHTS OF THE HOLDERS OF THE SUBORDINATE NOTES................................70
         Section 8.18      ACTION BY MAJORITY HOLDERS............................................................70

ARTICLE IX TERMINATION...........................................................................................70

         Section 9.01      OPTIONAL REDEMPTION OF NOTES; FINAL DISPOSITION OF FUNDS..............................70

ARTICLE X Noteholders' Lists and Reports.........................................................................71

         Section 10.01     NOTE REGISTRAR TO FURNISH TO INDENTURE TRUSTEE NAMES AND ADDRESSES OF
                           NOTEHOLDERS...........................................................................71
         Section 10.02     PRESERVATION OF INFORMATION...........................................................72
         Section 10.03     COMPLIANCE CERTIFICATES AND OPINIONS, ETC.............................................72

ARTICLE XI THE SWAP AGREEMENT....................................................................................72

         Section 11.01     AMOUNTS RECEIVED......................................................................72
         Section 11.02     SWAP COUNTERPARTY DOWNGRADE EVENT.....................................................72
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                                      (iii)
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         Section 11.03     NOTICES.  Upon notice or knowledge of any termination event under the Swap
                           Agreement, any party hereto shall promptly provide notice to the other parties hereto and the Swap Counterparty.  So long as the Swap Agreement has not been terminated, the Swap Counterparty shall be entitled to all notices which the
                           Holders of the Floating Rate Notes would be entitled to receive.......................73

ARTICLE XII MISCELLANEOUS PROVISIONS.............................................................................73

         Section 12.01     AMENDMENT.............................................................................73
         Section 12.02     LIMITATION ON RIGHTS OF NOTEHOLDERS...................................................74
         Section 12.03     COUNTERPARTS..........................................................................74
         Section 12.04     GOVERNING LAW.........................................................................74
         Section 12.05     NOTICES...............................................................................74
         Section 12.06     WAIVER OF JURY TRIAL..................................................................75
         Section 12.07     SEVERABILITY OF PROVISIONS............................................................75
         Section 12.08     ASSIGNMENT............................................................................76
         Section 12.09     BINDING EFFECT........................................................................76
         Section 12.10     SURVIVAL OF AGREEMENT.................................................................76
         Section 12.11     CAPTIONS..............................................................................76
         Section 12.12     ANNEXES AND EXHIBITS..................................................................76
         Section 12.13     CALCULATIONS..........................................................................76
         Section 12.14     NO PROCEEDINGS........................................................................76

Exhibits

Exhibit A     -    Form of Wiring Instructions
Exhibit B     -    Forms of Notes
Exhibit C     -    Form of Transferee Certification (144A)
Exhibit D     -    Form of Transferee Certification (QIB)
Exhibit E     -    Form of Substitute Transfer Agreement
Exhibit F     -    Investor Representation Letter
Exhibit G     -    Form of Transfer Certificate for Rule 144A Global Notes to
                   Regulation S Global Notes during Restricted Period
Exhibit H     -    Form of Transfer Certificate for Rule 144A Global Notes to
                   Regulation S Global Notes after Restricted Period
Exhibit I     -    Form of Transfer Certificate for Regulation S Global Notes to
                   Rule 144A Global Note during Restricted Period
Exhibit J     -    Form of Transfer Certificate for Regulation S Global Notes
                   after Restricted Period

Annex A       -    Defined Terms

                                      (iv)
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          This INDENTURE, dated as of March 31, 2003, is made by and among HPSC
GLOUCESTER FUNDING 2003-1 LLC I and HPSC GLOUCESTER FUNDING 2003-1 LLC II, each a Delaware limited liability company, as issuers (each an "ISSUER", and collectively, the "ISSUERS"), HPSC, Inc., a Delaware corporation ("HPSC"), as servicer (the "SERVICER"), and as originator (the "ORIGINATOR") and BNY Midwest Trust Company, an Illinois corporation, not in its individual capacity but solely as indenture trustee (the "INDENTURE TRUSTEE").

                                   WITNESSETH:

          In consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          Section 1.01 DEFINITIONS. Capitalized terms used and not defined herein shall have the meanings specified in Annex A hereto.

          Section 1.02 GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Indenture except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Indenture have the meanings assigned to them in this Indenture and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Indenture;

          (d)  a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

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                                   ARTICLE II

             PLEDGE OF PLEDGED PROPERTY; ORIGINAL ISSUANCE OF NOTES

          Section 2.01 PLEDGE OF PLEDGED PROPERTY. Each of the Issuers, simultaneously with the execution and delivery of this Indenture and upon each execution and delivery of each Subsequent Transfer Agreement and each Substitute Transfer Agreement, hereby pledges, deposits, transfers, assigns, and otherwise grants to the Indenture Trustee, without recourse (except as otherwise expressly set forth herein), to be held in trust for the benefit of the Noteholders as provided in this Indenture, all of its respective right, title, and interest in, to and under (a) the Initial Contracts, the Subsequent Contracts, if any, and the Substitute Contracts, if any, all renewals and extensions thereof and all amendments, additions and supplements including schedules, summary schedules and subschedules made or hereafter made with respect thereto, (b) all Initial Conveyed Assets, Subsequent Conveyed Assets, if any, and Substitute Conveyed Assets, (c) the Equipment (except for any licensed products that may accompany the Equipment) and any new unit or units of Equipment substituted for any existing unit or units of Equipment and all other Collateral, including all income and proceeds upon any sale, re-leasing, rental or other disposition of the Equipment and other Collateral, (d) all monies received by the Servicer or due in payment of the Contracts on or after the related Cut-Off Date, including, without limitation, all Scheduled Payments thereunder (whether or not due), Advance Payments received by the Servicer prior to the related Cut-Off Date but not due until a Collection Period after such Cut-Off Date, any Prepayments, any payments in respect of a casualty or early termination and any Liquidation Proceeds received with respect thereto, (e) any guarantees, letters of credit, surety bonds or other credit enhancement of an Obligor's obligations under each such Contract, (f) the related Contract Files, (g) any Insurance Policies and Insurance Proceeds with respect to the Contracts, (h) the Receivables Transfer Agreement, each Subsequent Transfer Agreement, each Substitute Transfer Agreement, the Servicing Agreement, the Custody Agreement, the Securitization Escrow Agreement, the Swap Agreement and all other Transaction Documents, each as executed and delivered in accordance therewith, (i) the Collection Account, the Pre-Funding Account, the Capitalized Interest Account, the Residual Payment Account, the Reserve Account, the Servicer Transition Account, and all amounts on deposit therein and all amounts collected in the Lockbox Account related to the Contracts and (j) any and all income and proceeds of any of the foregoing (all of the foregoing, collectively, constituting the "PLEDGED PROPERTY").

          This Indenture is a security agreement within the meaning of Article 8 and Article 9 of the Uniform Commercial Code as in effect in the States of New York and Delaware. The pledge provided for in this Section 2.01 is intended by each of the Issuers to be a grant by the Issuers to the Indenture Trustee, for the benefit of the Noteholders, of a valid first priority security interest in all of its respective right, title and interest in, to and under the Pledged Property.

          Section 2.02 CUSTODIAN ON BEHALF OF INDENTURE TRUSTEE, HOLDS CONTRACTS AND CONTRACT FILES. The executed original counterpart of each Contract, together with the other documents or instruments, which constitute a part of a Contract File, shall be held by the

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Custodian on behalf of the Indenture Trustee for the benefit of the Noteholders.
The Contract File for each Contract pledged hereunder shall be delivered by or on behalf of the Issuers to the Custodian at least two Business Days prior to
(i) the Closing Date, with respect to the Initial Contracts, (ii) the applicable Subsequent Transfer Date, with respect to any Subsequent Contracts and (iii) the applicable Substitute Transfer Date, with respect to any Substitute Contracts.

          The Indenture Trustee shall review a random sample of 340 Contract Files prior to the Closing Date and shall issue a certificate (the "TRUSTEE CERTIFICATION") no later than the Closing Date, evidencing (i) that each such Contract File contained (a) in the case of a Lease, an original lease agreement and, in the case of Equipment with an original equipment cost of $5,000 or more, a financing statement related to the applicable Equipment and naming the lessee as the debtor and the Originator as the secured party and an original of each guarantee, assumption, modification or substitution agreement, if any, which relates to the related Contract (or copy thereof certified by an officer of the Originator to be a true, complete and correct copy); unless each filing is an electronic filing, in which case evidence of such electronic filing shall be sufficient, and, with respect to 20 Leases, a financing statement describing the related Equipment which matches the description of such Equipment in the related Lease, (b) in the case of a Contract which is not a Lease, an original promissory note, executed by the related Obligor for such Contract, an original related loan agreement (or a copy thereof certified (which may be a blanket certification) by an authorized officer of the Originator, to be a true, complete and correct copy of such loan agreement), a financing statement related to the applicable Collateral and naming the Obligor as the debtor and the Originator as the secured party (unless each filing is an electronic filing, in which case evidence of such electronic filing shall be sufficient) and an original of each guarantee, assumption, modification or substitution agreement, if any, which relates to the related Contract (or copy thereof certified by an officer of the Originator to be a true, complete and correct copy) (the items in clause (a) and (b) collectively, the "REQUIRED CONTRACT FILE ITEMS") and (ii) each such item has not been mutilated, torn or otherwise destroyed.

          Concurrently with the review of the Contract Files relating to the Initial Contracts specified above, the Indenture Trustee shall review: (a) a random sample of 200 Contract Files and issue a Trustee Certification evidencing
(i) in the case of a Contract which is not a Lease, that the original promissory note executed by the related Obligor for such Contract is endorsed in blank (either directly on the promissory note or on an allonge affixed thereto), by an authorized officer of the Originator and showing a complete chain of endorsements from the original payee of the promissory note to the Indenture
Trustee: "Pay to the order of ____________, without recourse", (ii) with respect to each Contract which is a Lease, a financing statement describing the related Equipment which matches the description of such Equipment in the related Lease,
(iii) its review of each Contract File and that each Contract File contained the Required Contract File Items and (iv) each such item has not been mutilated, torn or otherwise destroyed; and (b) the Credit Files related to the Contract Files in clause (a) and issue a Trustee Certification that, with respect to each Contract that is a Lease, (i) a UCC financing statement has been filed and (ii) the description of the Equipment in such financing statement matches the description of such Equipment in the related Lease. If the result of the foregoing review indicates the existence of material exceptions (either in substance or in number), then, at the request of the Initial

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Purchasers, the Indenture Trustee shall, at the expense of the Issuers, conduct a further review as directed by the Initial Purchasers, which further review shall be completed within 60 days after such request is made by the Initial Purchasers.

          Within 60 days after the end of the Pre-Funding Period, the Indenture Trustee shall review a random sample of 100 Contract Files pledged to the Indenture Trustee for the benefit of the Noteholders on Subsequent Transfer Dates and issue a Trustee Certification evidencing (i) its review of each such Contract File and that each such Contract File contained the Required Contract File Items and (ii) each such item has not been mutilated, torn or otherwise destroyed.

          Within 30 days after each Substitute Transfer Date, the Indenture Trustee shall review the Contract Files pledged to the Indenture Trustee for the benefit of the Noteholders on such Substitute Transfer Date and issue a Trustee Certification evidencing (i) its review of each such Contract File and that each such Contract File contained the Required Contract File Items and (ii) each such item has not been mutilated, torn or otherwise destroyed.

          The Custodian, on behalf of the Indenture Trustee shall at all times maintain possession of each Contract File on behalf of the Noteholders in accordance with its customary custodial policies and procedures and shall only release Contract Files to, or at the direction of, the Servicer in accordance with Section 3.01 of the Servicing Agreement. The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by the Custodian with respect to the Contract Files under the Transaction Documents and each of the Noteholders, the Originator, the Servicer, the Issuers and the Transferors hereby releases, waives, discharges, exculpates and covenants not to sue the Indenture Trustee for any action taken or omitted to be taken by the Custodian with respect to the Contract Files.

          Section 2.03 CONDITIONS TO CLOSING. As conditions to the execution and delivery of the Notes by the Issuers, the authentication of the Notes by the Indenture Trustee and the sale of the Notes by the Issuers, in each case, on the Closing Date, (i) the Issuers shall have received by wire transfer the net proceeds of sale of the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes in authorized denominations equal in the aggregate to the Initial Note Principal Balance of the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes respectively, and (ii) the Indenture Trustee shall have received the following on or before the Closing Date:

          (a) The List of Initial Contracts, certified by the Chairman, any Senior Vice President, any Vice President or any Assistant Vice President of the Servicer, which list shall include Contracts with an Aggregate Outstanding Contract Balance as of the Initial Cut-Off Date which, when added to the Original Pre-Funded Amount, equals or exceeds the Aggregate Initial Note Principal Balance;

          (b) Secretary's Certificates for each of the Transferors, each of the Issuers, the Servicer and the Originator certifying to, and attaching, the following (i) the organizational and governing documents of the respective entity, (ii) resolutions authorizing each such entity to

                                        4
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execute, deliver and perform the Transaction Documents to which it is a party and the transactions contemplated thereby and (iii) officially certified good standing certificates for each such entity from their respective states of organization;

          (c) Copies of the duly executed Financing Statements with respect to the Contracts, in accordance with the Filing Requirements, duly prepared for filing;

          (d)  A certificate listing the Servicing Officers as of the Closing
Date;

          (e)  Executed originals of each of the Transaction Documents;

          (f) A Custody Receipt, duly executed by the Custodian, with respect to the Contract File for each Initial Contract on the List of Initial Contracts;

          (g)  A Trustee Certification, duly executed by the Indenture Trustee;

          (h)  All Necessary Consents;

          (i)       (A) A letter from Moody's that it has assigned a rating of
               (1) "Aaa" to the Class A-1 Notes, (2) "Aaa" to the Class A-2 Notes, (3) "Aa3" to the Class B Notes, (4) "A3" to the Class C Notes, (5) "Baa3" to the Class D Notes, (6) "Ba3" to the Class E Notes and (7) "B2" to the Class F Notes; and

                    (B) A letter from S&P that it has assigned a rating of (1) "AAA" to the Class A-1 Notes; (2) "AAA" to the Class A-2 Notes;
               (3) "AA" to the Class B Notes; (4) "A" to the Class C Notes, (5) "BBB" to the Class D Notes, (6) "BB" to the Class E Notes and (7) "B" to the Class F Notes;

          (j) Opinions of Counsel to the Originator, the Servicer, the Transferors and the Issuers, in form and substance reasonably acceptable to the Indenture Trustee and the Noteholders, covering such matters as the Indenture Trustee and the Noteholders may reasonably request, including, without limitation, customary opinions concerning non-consolidation, true sale, security interest, federal tax and general corporate matters.

          Section 2.04 ACCEPTANCE BY INDENTURE TRUSTEE. The Indenture Trustee acknowledges its acceptance, simultaneously with the execution and delivery of this Indenture, of all right, title and interest in and to the Pledged Property on behalf of the Noteholders and declares that the Indenture Trustee holds and will hold such right, title and interest for the benefit of all present and future Noteholders for the use and purpose and subject to the terms and provisions of this Indenture. Each of the Issuers hereby (a) appoints the Indenture Trustee its agent and attorney-in-fact with all power independently to enforce all of its rights against the Originator, the Servicer and the Transferors hereunder, under the Receivables Transfer Agreement and under the Servicing Agreement, as applicable, and (b) directs the Indenture Trustee to enforce such rights upon the failure of the Issuers or the Servicer, respectively, to do

                                        5
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so in accordance with the Receivables Transfer Agreement and the Servicing
Agreement, as applicable. The Indenture Trustee hereby accepts such appointment and agrees to enforce such rights in accordance with the foregoing.

          Section 2.05 LIABILITIES OF THE ISSUERS AND PARTIES TO THIS INDENTURE; LIMITATIONS THEREON.

          (a) Except as otherwise expressly provided herein, the obligations evidenced by the Notes provide recourse only to the Pledged Property and provide no recourse against the Originator, the Transferors, the Servicer, the Indenture Trustee or the Custodian.

          (b) Neither the Originator, the Issuers, the Transferors, the Servicer, the Custodian nor any other Person shall be liable to the Indenture Trustee or the Noteholders, except as provided in the Transaction Documents. Without limiting the generality of the foregoing, if any Obligor fails to pay any Scheduled Payment, Final Scheduled Payment or other amounts due under a Contract, then neither the Indenture Trustee, nor the Noteholders will have any recourse against the Originator, the Servicer, the Issuers or the Transferors for such Scheduled Payment, Final Scheduled Payment, other amounts due under the Contract or any losses, damages, claims, liabilities or expenses incurred by the Indenture Trustee or any Noteholder as a direct or indirect result thereof, except as may be provided for in the Transaction Documents.

          (c) In the event of a default by an Obligor under the terms of a Contract, which default is not cured within any applicable cure period set forth in such Contract, the Indenture Trustee and the Noteholders shall be expressly limited to the sources of payment specified herein. In addition, the Indenture Trustee shall have the right to exercise the rights of the Originator under the Contracts, the Insurance Policies and any document in any Contract File in the name of the Indenture Trustee and the Noteholders, either directly or through the Servicer as agent, and the Indenture Trustee is hereby directed by the Issuers to exercise such rights; PROVIDED, HOWEVER, that the Indenture Trustee shall not be required to take any action pursuant to this Section 2.05(c) except upon written instructions from the Servicer or the Majority Holders, if, in the judgment of the Majority Holders, the Servicer is otherwise unable to enforce such rights on behalf of the Indenture Trustee or unless an Event of Servicing Termination has occurred and is continuing. The parties hereby agree that a carbon, photographic or other reproduction of this Indenture or any financing statement shall be sufficient as a financing statement in any State.

          (d) The pledge of the Pledged Property by the Issuers pursuant to this Indenture does not constitute and is not intended to result in an assumption by the Indenture Trustee, the Issuers or any Noteholder of any obligation (except for the obligation not to disturb an Obligor's right of quiet enjoyment) of the Originator or the Servicer to any Obligor or other Person in connection with the Equipment, other collateral, the Contracts, the Insurance Policies or any document in the Contract Files.

          Section 2.06 INTENDED TAX CHARACTERIZATION. The parties hereto agree that it is their mutual intent that, for all applicable tax purposes, the Notes will constitute indebtedness.

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Further, each party hereto and each Noteholder (by receiving and holding a
Note), hereby covenants to every other party hereto and to every other Noteholder to treat the Notes as indebtedness for all applicable tax purposes in all tax filings, reports and returns and otherwise, and further covenants that neither it nor any of its Affiliates will take, or participate in the taking of or permit to be taken, any action that is inconsistent with the treatment of the Notes as indebtedness for tax purposes unless otherwise directed by law, rule or regulation or order of any Governmental Authority. All successors and assigns of the parties hereto shall be bound by the provisions hereof.

          Section 2.07 TREASURY SECURITIES. In determining whether the Noteholders of the required outstanding principal balance of the Notes have concurred in any direction, waiver or consent, Notes owned by the Originator, the Servicer, any of the Transferors, either of the Issuers, any other obligor upon the Notes or an Affiliate of the Originator shall be considered as though not outstanding.

                                   ARTICLE III

          ACCOUNTS; ALLOCATION AND APPLICATION OF THE PLEDGED PROPERTY

          Section 3.01   COLLECTION ACCOUNT.

          (a) The Servicer shall establish and maintain with the Indenture Trustee the Collection Account for the benefit of the Noteholders as an Eligible Bank Account, in the name of "HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II Asset Backed Notes, Series 2003-1 Collection Account, in trust for the registered holders of Asset Backed Notes, Series 2003-1". The Collection Account shall be a segregated, non-interest bearing trust account. The Servicer shall establish two sub-accounts of the Collections Account, "Collection Account A" and "Collection Account B". The Servicer shall deposit all Collections received in respect of Contracts held by LLC I into Collection Account A and all Collections received in respect of Contracts held by LLC II into Collection Account B. The Indenture Trustee shall make withdrawals from the Collection Account only as provided in this Indenture in amounts specified in a written direction of the Servicer, unless an Event of Default shall have occurred and be continuing, in which event the Indenture Trustee shall withdraw amounts and apply funds therefrom as provided by Article VIII hereof. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders.

          (b) At the times indicated in this Section 3.01(b) or in Section 3.01(c) below, the following amounts (net of Excluded Amounts) shall be deposited in the Collection Account in immediately available funds:

               (i) The Servicer shall deposit or cause to be deposited the aggregate amount of Collections;

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               (ii)    The Servicer shall deposit the aggregate Servicer
     Advances payable pursuant to Section 4.03 of the Servicing Agreement;

               (iii) The Servicer shall deposit any Purchase Amounts payable by it or by the Originator pursuant to Section 4.01 hereof;

               (iv) Investment Earnings (excluding Pre-Funding Earnings and Capitalized Interest Earnings), as described in Section 3.03(a) hereof;

               (v) The Indenture Trustee shall transfer from the Capitalized Interest Account the Capitalized Interest Requirement, if any, with respect to each Payment Date occurring during the Pre-Funding Period; and

               (vi) The Indenture Trustee shall transfer from the Reserve Account and the Residual Payment Account the amounts required pursuant to Sections 3.05 and 3.06 hereof, respectively.

          (c) The Servicer shall so transfer the aggregate amount of Collections into Collection Account A and Collection Account B, as applicable, no later than two Business Days after the earlier of receipt of such amounts in the Lockbox Account or the Servicer's receipt of such amount. The Servicer shall so deposit into Collection Account A and Collection Account B, as applicable, the aggregate amount of Servicer Advances no later than the Determination Date immediately preceding each Payment Date. Except as otherwise expressly set forth in this Indenture, any other deposits and transfers of funds to be made pursuant to this Section 3.01 shall be made no later than the third Business Day immediately preceding the related Payment Date.

          Notwithstanding the foregoing, the Servicer may deduct from amounts otherwise payable to the Collection Account amounts previously deposited by the Servicer into the Collection Account but later determined to have resulted from mistaken deposits, including mistaken deposits of Excluded Amounts.

          (d) Based on the Monthly Statement, the Indenture Trustee shall withdraw all amounts in the Collection Account in respect of Residual Payments collected during the related Collection Period and cause the same to be deposited in the Residual Payment Account.

          Section 3.02   PRE-FUNDING ACCOUNT AND CAPITALIZED INTEREST ACCOUNT.

          (a) The Indenture Trustee shall establish and maintain the Pre-Funding Account as one or more segregated, non-interest bearing trust accounts in the name of "HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II Asset Backed Notes, Series 2003-1 Pre-Funding Account, in trust for the registered holders of Asset Backed Notes, Series 2003-1." The Indenture Trustee will make or permit withdrawals from the Pre-Funding Account only as provided in this Indenture in amounts specified in a written direction of the Servicer. On the Closing Date, the Indenture Trustee will deposit from the proceeds of the sale of the Notes, the Original Pre-Funded Amount in the Pre-Funding Account. At least one Business Day prior to each Subsequent Transfer Date, the Servicer, on behalf of LLC I and/or

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LLC II, as the case may be, shall instruct the Indenture Trustee in writing as to the amounts to withdraw on such Subsequent Transfer Date from the Pre-Funding Account in respect of each Subsequent Contract to be transferred to LLC I and/or LLC II. On the Subsequent Transfer Date, upon satisfaction of each of the conditions set forth in the Receivables Transfer Agreement (including in Sections 2.02 and 5.02 thereof) with respect to the transfer of Subsequent Contracts, the Indenture Trustee shall (i) withdraw from the Pre-Funding Account an amount equal to 99.00% of the sum of the Discounted Contract Balances of the Subsequent Contracts so transferred and remit such amount to the related Transferors and (ii) withdraw from the Pre-Funding Account an amount equal to 1.00% of the sum of the Discounted Contract Balances of the such Subsequent Contracts so transferred and deposit such amount in the Reserve Account.

     Subsequent Transfer Dates shall occur not more frequently than twice during each calendar month.

     On or prior to each Payment Date, all Pre-Funding Earnings with respect to such Payment Date shall be transferred to the Capitalized Interest Account prior to the withdrawal of the Capitalized Interest Requirement from the Capitalized Interest Account.

     Any amount remaining on deposit in the Pre-Funding Account at the end of the Pre-Funding Period, less any undistributed Pre-Funding Earnings, shall be distributed by the Indenture Trustee on the Payment Date immediately following the end of the Pre-Funding Period to the Noteholders as an accelerated payment of principal in accordance with Section 3.04(b).

          (b) The Indenture Trustee shall establish and maintain the Capitalized Interest Account as one or more segregated, non-interest bearing trust accounts in the name of "HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II Asset Backed Notes, Series 2003-1 Capitalized Interest Account, in trust for the registered holders of Asset Backed Notes, Series 2003-1". The Indenture Trustee shall make or permit withdrawals from the Capitalized Interest Account only as provided in this Indenture in amounts specified in a written direction of the Servicer. On the Closing Date, the Indenture Trustee will deposit the Capitalized Interest Account Deposit from the proceeds of the sale of the Notes into the Capitalized Interest Account. On each Payment Date until the Capitalized Interest Account is closed (as described below), the Indenture Trustee shall transfer from the Capitalized Interest Account into the Collection Account the Capitalized Interest Requirement, if any, for such Payment Date.

     On the Payment Date immediately following the end of the Pre-Funding Period, any amounts remaining on deposit in the Capitalized Interest Account not required to make the payments specified in the clause (b) of the definition of "Capitalized Interest Requirement" (after taking into account any transfer to be made from the Capitalized Interest Account into the Collection Account on such Payment Date) may be released by the Indenture Trustee to the Issuers in accordance with their respective percentage ownership interests of the Contracts in accordance with the related Monthly Statement. On the Payment Date in May 2003, any amounts on deposit in the Capitalized Interest Account not required to make the payments specified in clauses (a) and (c) of the definition of "Capitalized Interest Requirement", if any, may be released to the Issuers in accordance with the related Monthly Statement. Once all

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amounts remaining on deposit in the Capitalized Interest Account have been distributed as described above, the Capitalized Interest Account shall be closed.

          Section 3.03   INVESTMENT OF MONIES HELD IN THE ACCOUNTS; SUBACCOUNTS.

          (a) The Servicer shall direct the Indenture Trustee in writing to invest the amounts in each Account in Eligible Investments that mature not later than the earlier of (i) the Business Day immediately preceding the next Payment Date following the investment of such amounts or (ii) the day on which funds are required to be transferred from such Account to the Collection Account in respect of such Payment Date. Eligible Investments shall not be sold or disposed of prior to their maturities. Investment Earnings on amounts held in the Collection Account shall be deposited in the Collection Account as earned and any losses shall be debited thereto.

          (b) The Indenture Trustee and the Servicer may, from time to time and in connection with the administration of any Account, establish and maintain with the Indenture Trustee one or more sub-accounts of any of the Accounts, including Collection Account A and Collection Account B.

          (c) Any investment of funds in the Accounts shall be made in Eligible Investments held by a financial institution in accordance with the following requirements:

               (i) all Eligible Investments shall be held in an account with such financial institution in the name of the Indenture Trustee;

               (ii) all Eligible Investments held in such accounts shall be delivered to the Indenture Trustee in the following manner:

                       (A) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and obligations that constitute "instruments" within the meaning of Section 9-102(47) of the UCC (other than certificated securities) and are susceptible of physical delivery, transferred to the Indenture Trustee by physical delivery to the Indenture Trustee, indorsed to, or registered in the name of, the Indenture Trustee or its nominee or indorsed in blank; or such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Eligible Investments to the Indenture Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                       (B) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transferred:

                            (1) by physical delivery of such certificated
                       security to the Indenture Trustee), provided that if the certificated security is

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                       in registered form, it shall be endorsed to, or
                       registered in the name of, the Indenture Trustee or endorsed in blank;

                            (2) by physical delivery of such certificated
                       security in registered form to a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC acting on behalf of the Indenture Trustee if the certificated security has been specially endorsed to the Indenture Trustee by an effective endorsement.

                       (C) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee of the purchase by the securities intermediary on behalf of the Indenture Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee and indicating that such securities intermediary holds such book-entry security solely as agent for the Indenture Trustee; or such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Eligible Investments to the Indenture Trustee free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

                       (D) with respect to any "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) that is not governed by clause (C) above, transferred:

                            (1) (A) by registration to the Indenture Trustee as
                       the registered owner thereof, on the books and records of the issuer thereof, or

                                (B) by registration to another Person (not a
                            securities intermediary) that either becomes the registered owner of the uncertificated security on behalf of the Indenture Trustee or, having become the registered owner, acknowledges that it holds for the Indenture Trustee; or

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                            (2) by the issuer thereof having agreed that it will
                       comply with instructions originated by the Indenture Trustee without further consent of the registered owner thereof;

                       (E) with respect to any "security entitlement" (as defined in Section 8-102(a)(17) of the UCC):

                            (1) if a securities intermediary

                                (A) indicates by book-entry that a "financial
                            asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Indenture Trustee's "securities account" (as defined in Section 8-501(a) of the UCC),

                                (B) receives a financial asset (as so defined)
                            from the Indenture Trustee or acquires a financial asset for the Indenture Trustee, and in either case, accepts it for credit to the Indenture Trustee's securities account (as so defined),

                                (C) becomes obligated under other law,
                            regulation or rule to credit a financial asset to the Indenture Trustee's securities account, or

                                (D) has agreed that it will comply with
                            "entitlements orders" (as defined in Section
                            8-102(a)(8) of the UCC) originated by the Indenture Trustee, without further consent by the "entitlement holder" (as defined in Section 8.102(a)(7) of the UCC), and

                            (2) such financial asset either is such Eligible
                       Investment or a security entitlement evidencing a claim thereto; and

                       (F) in each case of delivery contemplated pursuant to
               clauses (A) through (E) of subsection (ii) hereof, the Indenture Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Eligible Investment is held in trust pursuant to and as provided in this Indenture.

Any cash held by the Indenture Trustee shall not be considered a "financial asset" for purposes of this Section 3.03(c). Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner with complies with this Section 3.03.

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          Section 3.04   DISBURSEMENTS FROM COLLECTION ACCOUNT.

          (a) On each Payment Date, unless a Restricting Event of which a Responsible Officer of the Indenture Trustee has actual knowledge, has occurred and is continuing, and prior to the declaration of an Event of Default hereunder, the Indenture Trustee shall pay from Available Funds then on deposit in Collection Account A until all such funds have been exhausted and then from Collection Account B, with respect to the related Collection Period, as indicated on the Monthly Statement, as applicable, to the Persons to which such money is then due, calculated on the basis of and in accordance with the Monthly Statement for the related Collection Period; PROVIDED, HOWEVER, that in the event the Servicer fails to deliver a Monthly Statement by a Payment Date the Indenture Trustee shall, nevertheless, in accordance with the priorities set forth in Section 3.04(b), pay interest on each Class of Notes from the sources of funding set forth herein, in each case in an amount with respect to each Class equal to the product of (i) one-twelfth (or, with respect to the initial Payment Date, as specified in the definition of "Interest Accrual Period"), (ii) the related Note Rate and (iii) the related Outstanding Note Principal Balance, as reflected on the Monthly Statement most recently delivered by the Servicer (net of any principal payments in respect thereof on the immediately preceding Payment Date). After the declaration of an Event of Default hereunder, the Indenture Trustee shall distribute Available Funds in accordance with Section
8.07 hereof.

          (b) (I) On each Payment Date (unless a Restricting Event or an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge, has occurred and is continuing), the Indenture Trustee shall pay from Available Funds then on deposit in the Collection Account A until all such funds have been exhausted and then from Collection Account B, with respect to the related Collection Period to the following Persons, in the following order of priority, in accordance with the Monthly Statement:

               (i) to the Indenture Trustee, the Indenture Trustee Fees then due, together with any Indenture Trustee Fees from prior Collection Periods, and any reasonable out-of-pocket expenses due and owing to the Indenture Trustee;

               (ii) to the Back-up Servicer, the Back-up Servicer Fee then due, together with any accrued and unpaid Back-up Servicer Fees from prior Collection Periods and all other amounts due and owing to the Back-up Servicer;

               (iii) to the Servicer, the Servicer Fee then due, together with any accrued and unpaid Servicer Fees from prior Collection Periods and any unreimbursed Servicer Advances, in accordance with Section 4.03 of the Servicing Agreement (other than Servicer Advances for the related Collection Period);

               (iv)    to the Swap Counterparty, the Issuers Swap Payment;

               (v)     to the Class A Noteholders, their Interest Amount;

               (vi)    to the Class B Noteholders, their Interest Amount;

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               (vii)   to the Class C Noteholders, their Interest Amount;

               (viii)  to the Class D Noteholders, their Interest Amount;

               (ix)    to the Class E Noteholders, their Interest Amount;

               (x)     to the Class F Noteholders, their Interest Amount;

               (xi)    to the Class A Noteholders, their Principal Amount;

               (xii)   to the Class B Noteholders, their Principal Amount;

               (xiii)  to the Class C Noteholders, their Principal Amount;

               (xiv)   to the Class D Noteholders, their Principal Amount;

               (xv)    to the Class E Noteholders, their Principal Amount;

               (xvi)   to the Class F Noteholders, their Principal Amount;

               (xvii) to the Class A Noteholders, the Additional Principal Amount, if any, as an additional reduction of principal until the Outstanding Note Principal Balance on all of the Class A Notes has been reduced to zero; then to the Class B Noteholders, the Additional Principal Amount, if any, as an additional reduction of principal, until the Outstanding Note Principal Balance of the Class B Notes has been reduced to zero; then to the Class C Noteholders, the Additional Principal Amount, if any, as an additional reduction of principal, until the Outstanding Note Principal Balance of the Class C Notes has been reduced to zero; then to the Class D Noteholders, the Additional Principal Amount, if any, as an additional reduction of principal, until the Outstanding Note Principal Balance of the Class D Notes has been reduced to zero; then to the Class E Noteholders, the Additional Principal Amount, if any, as an additional reduction of principal, until the Outstanding Note Principal Balance of the Class E Notes has been reduced to zero; and then to the Class F Noteholders, the Additional Principal Amount, if any, as an additional reduction of principal, until the Outstanding Note Principal Balance of the Class F Notes has been reduced to zero;

               (xviii) to the Reserve Account, the amount necessary to maintain the amount on deposit therein (after giving effect to all withdrawals from the Reserve Account on such date) at the Reserve Account Requisite Amount for such Payment Date; and

               (xix) to the Indenture Trustee, to the extent not paid pursuant to clause (i) above, any other amounts due and owing to the Indenture Trustee;

               (xx) to the Back-up Servicer, to the extent not paid pursuant to clause (ii) above, any other amounts due and owing to the Back-up Servicer;

                                       14
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               (xxi)   to the Servicer, to the extent not paid pursuant to
     clause (iii) above, any other amounts due and owing to the Servicer;

               (xxiv) to the Swap Counterparty, any amounts relating to Swap Termination Payments; and

               (xxv) to the Issuers, any remaining amounts, PRO RATA, in accordance with their respective percentage ownership interest of the Contracts.

          (II) On each Payment Date after a Restricting Event has occurred and is continuing, the Indenture Trustee shall pay from the Available Funds then on deposit in Collection Account A until all such funds have been exhausted and then from the Available Funds then on deposit in Collection Account B, in the following order of priority, in accordance with the Monthly Statement:

               (i) to the Indenture Trustee, the Indenture Trustee Fees then due, together with any Indenture Trustee Fees from prior Collection periods and any reasonable out-of-pocket expenses due and owing to the Indenture Trustee;

               (ii) to the Back-up Servicer, the Back-up Servicer Fee then due, together with any accrued and unpaid Back-up Servicer Fees from prior Collection Periods and all other amounts due and owing to the Back-up Servicer;

               (iii) to the Servicer, the Servicer Fee then due, together with any accrued and unpaid Servicer Fees from prior Collection Periods and any unreimbursed Servicer Advances, in accordance with Section 4.03 of the Servicing Agreement (other than Servicer Advances from the related Collection Period);

               (iv)    to the Swap Counterparty, the Issuers Swap Payment;

               (v)     to the Class A Noteholders, their Interest Amount;

               (vi)    to the Class B Noteholders, their Interest Amount;

               (vii)   to the Class C Noteholders, their Interest Amount;

               (viii)  to the Class D Noteholders, their Interest Amount;

               (ix)    to the Class E Noteholders, their Interest Amount;

               (x)     to the Class F Noteholders, their Interest Amount;

               (xi) to the Class A Noteholders, the Base Principal Amount until the Outstanding Note Principal Balance of the Class A Notes is reduced to zero;

               (xii) to the Class B Noteholders, the Base Principal Amount until the Outstanding Note Principal Balance of the Class B Notes is reduced to zero;

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               (xiii)  to the Class C Noteholders, the Base Principal Amount until the Outstanding Note Principal Balance of the Class C Notes is reduced to zero;

               (xiv) to the Class D Noteholders, the Base Principal Amount until the Outstanding Note Principal Balance of the Class D Notes is reduced to zero;

               (xv) to the Class E Noteholders, the Base Principal Amount until the Outstanding Note Principal Balance of the Class E Notes is reduced to zero;

               (xvi) to the Class F Noteholders, the Base Principal Amount until the Outstanding Note Principal Balance of the Class F Notes is reduced to zero;

               (xvii) to the Reserve Account, the amount necessary to maintain the amount on deposit therein (after giving effect to all withdrawals from the Reserve Account on such date) at the Reserve Account Requisite Amount for such Payment Date;

               (xviii) to the Indenture Trustee, to the extent not paid pursuant to clause (i) above, any other amounts due and owing to the Indenture Trustee;

               (xix) to the Back-up Servicer, to the extent not paid pursuant to clause (ii) above, any other amounts due and owing to the Back-up Servicer;

               (xx) to the Servicer, to the extent not paid pursuant to clause (iii) above, any other amounts due and owing to the Servicer;

               (xxi) to the Swap Counterparty, any amounts relating to Swap Termination Payments; and

               (xxii) to the Issuers, any remaining amounts, PRO RATA, in accordance with their respective percentage ownership interest of the Contracts.

          (c) All payments to Noteholders shall be made on each Payment Date to each Noteholder of record on the related Record Date by check, or, if requested by such Noteholder, by wire transfer of immediately available funds to the account designated in writing in the form of EXHIBIT A hereto (or such other account as the Noteholder may designate in writing) delivered to the Indenture Trustee on or prior to the related Determination Date in amounts equal to such Noteholder's PRO RATA share (based on the Percentage Interest of such Noteholder in the related Class of Notes) of the payment in respect of such Class of Notes. Payments of the applicable Interest Amounts for the Class A Noteholders shall be allocated between the Class A-1 Noteholders and the Class A-2 Noteholders on a PRO RATA basis in accordance with their respective interest entitlement. Payments of the applicable principal to the Class A Noteholders shall be allocated between the Class A-1 Noteholders and the Class A-2 Noteholders on a PRO RATA basis in accordance with the proportion of the Outstanding Note Principal Balance of the Class A-1 Notes and the Class A-2 Notes, respectively.

          Section 3.05   RESERVE ACCOUNT.

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          (a)  The Indenture Trustee shall establish and maintain the Reserve
Account as one or more segregated, non-interest bearing, trust accounts in the name of "HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II Asset Backed Notes, Series 2003-1 Reserve Account, in trust for the registered holders of Asset Backed Notes, Series 2003-1". The Indenture Trustee shall make or permit withdrawals from the Reserve Account only as provided in this Indenture in amounts specified in a written direction of the Servicer. On the Closing Date, the Indenture Trustee shall deposit from the proceeds of the sale of the Notes, the Initial Reserve Account Deposit into the Reserve Account. In addition, on or prior to each Payment Date, all Reserve Account Earnings shall be deposited in the Reserve Account prior to making any withdrawals from the Reserve Account on each Payment Date.

          (b) On each Payment Date, the amount on deposit in the Reserve Account shall be withdrawn by the Indenture Trustee after funds on deposit in the Residual Payment Account on such Payment Date have been exhausted, to the extent necessary, to fund any deficiencies in the amounts to be distributed pursuant to Section 3.04(b)(I)(i) - (xvii) and 3.04(b)(II)(i) - (xvi), in that order of priority. The Indenture Trustee shall withdraw such amounts from the Reserve Account and deposit such amounts in the Collection Account.

          (c) On each Payment Date, following the payment in full of all Required Distributions, the remaining Available Funds, if any, shall be deposited in the Reserve Account in the amount necessary to maintain the amount on deposit in the Reserve Account at the Reserve Account Requisite Amount with respect to such Payment Date. On any Payment Date, if the amount on deposit in the Reserve Account (after giving effect to any withdrawals therefrom on such Payment Date in accordance with the foregoing) is in excess of the Reserve Account Requisite Amount with respect to such Payment Date, such excess shall be released to the Issuers in accordance with their respective percentage ownership interests in the Contracts, unless a Restricting Event or an Event of Default has occurred and is continuing, in which case such excess will be retained in the Reserve Account. On the Payment Date on which the Outstanding Note Principal Balance of each Class of Notes has been paid in full, the amount remaining on deposit in the Reserve Account shall be released to the Issuers in accordance with their respective percentage ownership interests in the Contracts.

          Section 3.06   RESIDUAL PAYMENT ACCOUNT.

          (a) The Indenture Trustee shall establish and maintain the Residual Payment Account as one or more segregated, non-interest bearing, trust accounts in the name of "HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II Asset Backed Notes, Series 2003-1 Residual Payment Account, in trust for the registered holders of Asset Backed Notes, Series 2003-1". On each Payment Date, prior to making the distribution pursuant to Section 3.04(b), the Indenture Trustee shall withdraw from the amounts on deposit in the Residual Payment Account to the extent necessary to fund any deficiencies in the amounts to be distributed pursuant to Section 3.04(b)(I)(i) - (xviii) and 3.04(b)(II)(i)
- (xvii), and described therein, and deposit such amounts in Collection Account A to the extent such deficiencies are in respect of Contracts held by LLC I, and Collection Account B to the extent such deficiencies are in respect of Contracts held by LLC II.

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          (b)  If, on the Payment Date occurring in September 2004, September
2005, September 2006 and September 2007, the ratio of (i) the sum of the Discounted Contract Balances of all Contracts which became Defaulted Contracts since the Closing Date to (ii) the sum of (A) the Aggregate Outstanding Contract Balance as of the Initial Cut-Off Date and (B) the sum of the Discounted Contract Balances of all Subsequent Contracts, if any, is less than 0.82%, 1.45%, 2.10% or 2.35%, then 30.00%, 20.00%, 10.00% and 10.00%, respectively, of the amounts on deposit in the Residual Payment Account will be released to LLC
II. On the Payment Date on which the Outstanding Note Principal Balance and Interest Amount with respect to all Classes of Notes has been paid in full, the amount remaining on deposit in the Residual Payment Account shall be released to the Issuers in accordance with their respective percentage ownership interests in the Contracts.

          Section 3.07   SERVICER TRANSITION ACCOUNT

          (a) The Indenture Trustee shall establish and maintain the Servicer Transition Account as a segregated, non-interest bearing trust account in the name of "HPSC Gloucester Funding 2003-1 LLC I and HPSC Gloucester Funding 2003-1 LLC II Asset Backed Notes, Series 2003-1 Servicer Transition Account, in trust for the registered holders of Asset Backed Notes, Series 2003-1". The Indenture Trustee shall make or permit withdrawals from the Servicer Transition Account only as provided in this Indenture. On the Closing Date, the Indenture Trustee will deposit from the proceeds of the sale of the Notes, an amount equal to $100,000 in the Servicer Transition Account. On each Payment Date occurring after the removal or resignation of the initial Servicer, the Indenture Trustee shall withdraw, to the extent of funds available in the Servicer Transition Account, amounts necessary to pay for properly invoiced expenses associated with the transition of the Back-up Servicer to the role of successor Servicer and/or to pay the Servicing Fee to the successor Servicer (with respect to the Servicing Fee, to the extent that Available Funds are not sufficient therefor). Any amount remaining on deposit in the Servicer Transition Account after all Classes of Notes have been paid in full shall be released by the Indenture Trustee to the Issuers in accordance with their respective original percentage ownership interests in the Contracts, and the Servicer Transition Account shall thereafter be closed.

          Section 3.08   STATEMENTS TO NOTEHOLDERS.

          (a) If the Servicer has delivered the Monthly Statement to the Indenture Trustee on the preceding Determination Date in accordance with Section
4.08 of the Servicing Agreement, then on each Payment Date, the Indenture Trustee will deliver to the Noteholders, the Initial Purchasers and the Rating Agencies (and so long as the Class A-1, Class A-2, Class B, Class C and Class D Notes are listed on the Luxembourg Stock Exchange, to the Luxembourg Paying and Transfer Agent, and with respect to item (iv) below, the Luxembourg Paying and Transfer Agent with instructions to provide same to the Luxembourg Stock Exchange) a statement (which statement will be prepared by the Servicer not later than such preceding Determination Date and may be included in the Monthly Statement) setting forth the following information (per $1,000 of the Initial Note Principal Balance of the Class A-1 Notes, the Class

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A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E
Notes and the Class F Notes (as the case may be) as to (i) and (ii) below):

               (i) With respect to a statement to any Noteholder, the amount of each payment allocable to such Noteholder's Percentage Interest of the Class A-1, Class A-2, Class B, Class C, Class D, Class E or Class F Note Base Principal Distribution Amount and Class A-1, Class A-2, Class B, Class C, Class D, Class E or Class F Note Overdue Principal, as applicable;

               (ii) With respect to a statement to any Noteholder, the amount of each payment allocable to such Noteholder's Percentage Interest of the Class A-1, Class A-2, Class B, Class C, Class D, Class E or Class F Interest Amount, as applicable, specifying (i) interest accrued during the related Interest Accrual Period immediately prior to the related Payment Date, and (ii) the amount of unpaid Interest Amounts from prior Payment Dates for such Class of Notes;

               (iii) The aggregate amount of fees and compensation received by the Servicer pursuant to Section 3.04(b) hereof and Section 4.07 of the Servicing Agreement for the related Collection Period;

               (iv) The aggregate Outstanding Note Principal Balance of the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the Note Factor for the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, the Pool Factor, and the Aggregate Outstanding Contract Balance, after taking into account all distributions made on such Payment Date;

               (v) The total unreimbursed Servicer Advances with respect to the related Collection Period;

               (vi) The amount of Liquidation Proceeds for the related Collection Period and the amount of Liquidation Proceeds cumulatively since the Initial Cut-Off Date, the aggregate Discounted Contract Balance for all Contracts that became 90-Day Delinquent Contracts or Defaulted Contracts during the related Collection Period and the aggregate Discounted Contract Balance for all Contracts that became and remain Defaulted Contracts since the Initial Cut-Off Date;

               (vii) The total number of Contracts and the Aggregate Outstanding Contract Balance thereof, together with the number and the aggregate Discounted Contract Balance of all Contracts as to which the Obligors, as of the related Determination Date, have missed one, two, three or four Scheduled Payments (including Final Scheduled Payments), and 90-Day Delinquent Contracts and Defaulted Contracts, reconveyed to the Originator;

               (viii) The amount on deposit in the Pre-Funding Account, the Capitalized Interest Account, the Residual Payment Account and the Reserve Account, in each case, after giving effect to all payments made on such Payment Date;

               (ix) The Delinquency Trigger Ratio and the Defaulted Contract Trigger Ratio; and

               (x)     The Overcollateralization Balance.

          (b) By January 31 of each calendar year, commencing January 31, 2004, or as otherwise required by applicable law, the Indenture Trustee shall furnish to each Person who at any time during the immediately preceding calendar year was a Noteholder a statement containing the applicable aggregate amounts paid to such Noteholder for such calendar year or, in the event such Person was a Noteholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Noteholder's preparation of federal income tax returns. In addition to the foregoing the Servicer and the Indenture Trustee (to the extent the Servicer has provided the necessary information to the Indenture Trustee) shall make available to Noteholders any other information provided to the Servicer or the Indenture Trustee or otherwise in the Indenture Trustee's possession reasonably requested by Noteholders in connection with tax matters.

          (c) The Indenture Trustee shall promptly send to each Noteholder, the Initial Purchasers and to the Rating Agencies in writing:

               (i) Notice of any breach by the Transferors, the Issuers, the Originator or the Servicer of any of their respective representations, warranties and covenants made in any of the Transaction Documents, of which a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice;

               (ii) A copy of each Servicer annual compliance statement delivered to the Indenture Trustee pursuant to Section 4.09 of the Servicing Agreement;

               (iii) Notice of any breach by the Indenture Trustee of its representations and warranties set forth in Section 7.16 hereof of which a Responsible Officer has actual knowledge or received written notice;

               (iv) Notice of the occurrence of any Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice;

               (v) Notice of any Event of Servicing Termination or any default under any of the Transaction Documents of which a Responsible Officer of the Indenture Trustee has actual knowledge or received written notice; and

               (vi)    Notice of the resignation or removal of the Indenture
     Trustee.

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

Except as may be specifically provided herein, the Indenture Trustee shall have no obligation to seek to obtain any such information.

          Section 3.09 COMPLIANCE WITH WITHHOLDING REQUIREMENTS. Notwithstanding any other provisions of this Indenture, the Indenture Trustee, as paying agent for and on behalf of, and at the direction of the Servicer, shall comply with all federal income tax withholding requirements respecting payments (or advances thereof) to Noteholders of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith. Any amounts so withheld shall be treated as having been paid to the related Noteholder for all purposes of this Indenture. In no event shall the consent of Noteholders be required for any withholding.

                                   ARTICLE IV

                PURCHASE AND SUBSTITUTION OF CONTRACTS; RELEASES

          Section 4.01   MANDATORY PURCHASE OR SUBSTITUTION OF CONTRACTS.

          (a) Upon discovery by any Issuer, the Originator, the Servicer (or any of its successors or assigns) or in the case of the Indenture Trustee, upon actual knowledge of a Responsible Officer of the Indenture Trustee, of a breach of any of the representations or warranties set forth in Section 3.02 of the Receivables Transfer Agreement that materially and adversely affects any Contract, the related Equipment or other Collateral or the related Contract File, as the case may be, or if the Servicer fails to cause delivery of evidence of filing or copies of any UCC financing statement or otherwise fails to satisfy the Filing Requirements (any such event, a "WARRANTY EVENT"), the party (including any such successor or assign) discovering such breach shall give prompt written notice to the other parties. The Originator or the Servicer, as the case may be, shall have 30 days from the earlier of receipt of notice or knowledge to cure such Warranty Event in all material respects. If the Originator or the Servicer, as the case may be, fails or is unable to cure such Warranty Event in all material respects, then, on or before the first Payment Date following such 30 day period, the Originator or the Servicer, as the case may be, shall be required to either (i) deposit or cause to be deposited in the Collection Account an amount equal to the Purchase Amount with respect to the Contract for which a Warranty Event exists or (ii) replace the Contract for which a Warranty Event exists with a substitute Contract meeting the requirements specified in Section 4.02(b) and Section 4.02(c) hereof (a "SUBSTITUTE CONTRACT"). The Majority Holders may waive a Warranty Event or extend the period in which the Originator or the Servicer, as the case may be, may attempt to cure such Warranty Event in all material respects.

          (b) The obligation of the Originator or the Servicer, as the case may be, to cure, purchase or substitute for a Contract for which a Warranty Event exists shall constitute the sole remedy against the Originator or the Servicer, as the case may be, for such breach available to the Indenture Trustee, the Noteholders and the Issuers, except to the extent that such breach is the result of any fraud or willful misconduct on the part of the Servicer or the Originator, as the case may be.

          (c) To the extent that the Back-up Servicer shall become successor Servicer, the parties hereto acknowledge that the Back-up Servicer shall bear no responsibility or liability with respect to any Warranty Event resulting from any action or failure to act by the Initial Servicer.

          Section 4.02   OPTIONAL SUBSTITUTION OF CONTRACTS.

          (a) In addition to the substitution option specified in Section 4.01 with respect to Contract for which a Warranty Event exists, the Originator shall have the option but not the obligation to, subject to the provisions of this
Section 4.02 and Section 3.04 of the Receivables Transfer Agreement, remove one or more Contracts owned by LLC II which are (i) 90-Day Delinquent Contracts,
(ii) Defaulted Contracts, (iii) Contracts that are subject to a Full Prepayment and (iv) Contracts that are subject of a Casualty Loss, and to replace such Contracts with one or more Substitute Contracts. In connection therewith, the Originator shall transfer all of its right, title and interest in the related Substitute Conveyed Assets.

          (b)  Each Substitute Contract shall be a Qualified Substitute
Contract.

          (c) Notwithstanding anything herein to the contrary, no substitution of a Substitute Contract under Section 4.01 and Section 4.02 shall be permitted if:

               (i) on a cumulative basis from the Closing Date, the sum of the Discounted Contract Balance (as of the related Transfer Date) of such Substitute Contract and the aggregate Discounted Contract Balances (as of the related Transfer Dates) of all Substitute Contracts since the Closing Date, would exceed ten percent (10%) of the sum of (x) the Aggregate Outstanding Contract Balance as of the Closing Date plus (y) the Original Pre-Funded Amount; or

               (ii) on a cumulative basis from the Closing Date, the sum of the Discounted Contract Balances (as of the related Transfer Date) of such Substitute Contract and the aggregate Discounted Contract Balances of all other Substitute Contracts substituted pursuant to the Originator's obligation resulting from the occurrence of Warranty Events, would exceed five percent (5%) of the sum of (x) the Aggregate Outstanding Contract Balance as of the Closing Date and (y) the Original Pre-Funded Amount; or

               (iii) the related Substitute Transfer Date would occur after the 15th day of a calendar month.

          (d) Prior to any substitution pursuant to this Section 4.02, (i) the related Contract File shall have been delivered to the Custodian at least two Business Days prior to such conveyance and the Custodian shall have issued a Custody Receipt with respect to such Contract File and (ii) the Indenture Trustee shall have issued a Trustee Certification and shall have received (A) an executed transfer agreement substantially in the form of EXHIBIT E hereto, between the Issuers and the Originator, providing for the unconditional sale and transfer of the Substitute Contract and the related Substitute Conveyed Assets by the Originator to the Issuers

(such agreement, a "SUBSTITUTE TRANSFER AGREEMENT") and (B) the List of Substitute Contracts reflecting such substitution.

          (e) Upon the replacement of a Contract with a Substitute Contract as described above, the security interest of the Indenture Trustee in such replaced Contract, the related Conveyed Assets and all proceeds thereon shall be terminated and the replaced Contract and the related Conveyed Assets shall be released from the lien of this Indenture.

          (f) The Servicer shall promptly deliver notice of any substitution pursuant to this Section 4.02 to the Indenture Trustee for distribution to the Rating Agencies and the Noteholders.

          Section 4.03 RELEASE OF PROPERTY FROM THE PLEDGED PROPERTY. (a) The Indenture Trustee when required by the Issuers and the provisions of this Indenture shall execute instruments provided to it in order to release property from the lien of this Indenture, without representation, warranty or recourse, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture and the Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article IV shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due the Indenture Trustee hereunder have been paid, release any remaining portion of the Pledged Property that secured the Notes from the lien of this Indenture and release to the Issuers (pro rata in accordance with their respective percentage ownership interests in the Contracts) or any other Person entitled thereto any funds then on deposit in any of the Accounts and any subaccounts thereof. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 4.03(b) only upon receipt of an Issuers' Request accompanied by an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent to such release as set forth herein have been satisfied.

                                    ARTICLE V

                                    THE NOTES

          Section 5.01   THE NOTES.

          (a) The Notes will be issued in denominations of $1,000,000 and multiples of $1,000 in excess thereof (with the exception of one Note of each Class which may be issued in an odd amount) of the Initial Note Principal Balance of the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, respectively. Each Note shall represent a validly issued and binding obligation of the Issuers, but only if such Note has been executed on behalf of the Issuers by a Responsible Officer of each of the Issuers by manual or facsimile signature and authenticated on behalf of the Indenture Trustee by a Responsible Officer the Indenture Trustee by manual or facsimile signature. Each Note bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Issuers shall be valid and binding obligations, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Note, or did not hold such offices as of the date of such Note. No Note shall be entitled to any benefit under this Indenture, or be valid for any purpose, unless there appears on such Note, a certificate of authentication substantially in the form set forth in the form of the Note of the related Class as an Exhibit hereto, signed by the Indenture Trustee by manual or facsimile signature, and such signature upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. All Notes shall be substantially in the form set forth in Exhibit B hereto. Each Note shall be dated the date of its authentication.

          (b) No transfer of any Note shall be made unless such transfer is made in a transaction which does not require registration or qualification under the Securities Act or qualification under any state securities laws. By acceptance of its Note, the transferee of any Class A-1 Note, Class A-2 Note, Class B Note, Class C Note, Class D Note, Class E Note or Class F Note will be deemed to have represented that such transfer was made in reliance on Rule 144A under the Securities Act. If a transfer of any Class E Note or Class F Note is to be made in reliance upon an exemption from the Securities Act and applicable state securities laws, the Indenture Trustee shall require, in order to assure compliance with the Securities Act, that the Holder desiring to effect such transfer and such Holder's prospective transferee each certify to the Issuers and the Indenture Trustee in writing the facts surrounding the transfer in the form of either EXHIBIT C or EXHIBIT D hereto, except in the event that one of the Initial Purchasers is the Holder effecting such transfer. The Indenture Trustee may conclusively rely upon a Rule 144A Representation Letter from the prospective transferee in the form attached as EXHIBIT D hereto or upon an investment letter from the prospective transferee in the form attached as EXHIBIT C hereto to establish the availability of such exemption. Neither the Issuers nor the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law. The Servicer promptly shall furnish to any Holder, or any prospective purchaser designated by a Holder, the information required to be delivered to Holders and prospective purchasers of Notes in connection with the resale of the Notes to permit compliance with Rule 144A in connection with such resale. No Note may be subdivided for resale or other transfer into a unit smaller than a unit the initial offering price of which would have been in the aggregate $100,000.

          (c) Notwithstanding anything else contained in this Indenture, neither the Indenture Trustee nor the Note Registrar shall effect the registration of any transfer of any Class E Note or Class F Note (i) unless, prior to such transfer, the Indenture Trustee shall have received from the related Noteholder (with a copy to each Rating Agency) an Opinion of Counsel to the effect that such transfer will not result in either of the Issuers becoming subject to taxation as an association (or a publicly traded partnership), taxable as a corporation or (ii) if following such transfer the sum of the number of Holders of Class E Notes and Class F Notes, would be more than 95.

          Section 5.02 INITIAL ISSUANCE OF NOTES. The Indenture Trustee shall, upon the written instruction of the Issuers, in exchange for the Pledged Property, authenticate and deliver the Notes executed by the Issuers in authorized denominations equaling in the aggregate the Initial Note Principal Balance of the Class A-1 Notes, the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, respectively.

          Section 5.03 GLOBAL NOTES. Each of the Notes, other than the Class F Notes, upon original issuance, shall be issued in the form of one or more typewritten Notes (the "GLOBAL NOTES" and each, a "GLOBAL NOTE") to be delivered to The Depository Trust Company, the initial Depository, or its custodian, by or on behalf of the Issuer. The Notes shall be sold to non-U.S. persons (as defined in Regulation S) in offshore transactions in reliance on Regulation S shall be represented by one or more temporary Global Notes (each, a "TEMPORARY REGULATION S GLOBAL NOTE"). Upon the expiration of the Restricted Period, interests in a Temporary Regulation S Global Note will be exchangeable for interests in permanent Global Notes of the same Class (together with a Temporary Regulation S Global Note, a "REGULATION S GLOBAL NOTE"). The Notes shall be sold to U.S. Persons which are Qualified Institutional Buyers and will be represented by one or more temporary Global Notes (each, a "RULE 144A GLOBAL NOTE"). All Global Notes shall be initially registered on the Note Register in the name of Cede & Co., the nominee of The Depository Trust Company, and no Noteholder will receive a definitive note (a "DEFINITIVE NOTE") representing such Noteholder's interest in the related Class of Notes, except as provided in Section 5.04. Unless and until Definitive Notes have been issued in respect of a Class of Global Notes pursuant to Section 5.04(b):

          (a) the provisions of this Section 5.03 shall be in full force and effect with respect to such Class of Global Notes;

          (b) the Issuers, the Servicer and the Indenture Trustee may deal with the Depository and the Direct Participants for all purposes with respect to such Global Notes (including the making of distributions on such Notes) as the authorized representatives of the respective Noteholders;

          (c) to the extent that the provisions of this Section 5.03 conflict with any other provisions of this Indenture, the provisions of this Section 5.03 shall control; and

          (d) the rights of the respective Noteholders of a Class of Global Notes shall be exercised only through the Depository and the Direct Participants and shall be limited to those established by law and agreements between the respective Noteholders and the Depository and/or the Direct Participants. Pursuant to the Representation Letter, unless and until Definitive Notes are issued in respect of the Global Notes pursuant to Section 5.03, the Depository will make book-entry transfers among the Direct Participants and receive and transmit distributions of principal and interest on the Notes to the Direct Participants.

          Section 5.04   DEFINITIVE NOTES.

          (a) Each of the Class F Notes upon original issuance, shall be issued in the form of one or more Definitive Notes, to be delivered to each of the Class F Noteholders, respectively, by or on behalf of the Issuer.

          (b) If (i) the Depository advises the Indenture Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Indenture Trustee or the Issuers are unable to locate a qualified successor, (ii) DTC, at its sole option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system with respect to any or all Classes of Notes through the Depository, or
(iii) after the occurrence of an Event of Default, Noteholders evidencing not less than 51% of the aggregate Outstanding Note Principal Balance of a Class of Global Notes, advise the Indenture Trustee and the Depository through the Direct Participants in writing that the continuation of a book-entry system with respect to such Class of Notes, respectively, through the Depository is no longer in the best interest of such Noteholders, the Indenture Trustee shall use its best efforts to notify all affected Noteholders through the Depository of the occurrence of any such event and of the availability of Definitive Notes to such Noteholders. Neither the Issuers nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Issuers, the Indenture Trustee, the Note Registrar and the Servicer shall recognize holders of Definitive Notes as Noteholders hereunder. Upon the issuance of Definitive Notes, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes.

          Section 5.05   REGISTRATION, TRANSFER AND EXCHANGE OF NOTES.

          (a) The Issuers shall cause to be kept at the Corporate Trust Office a register (the "NOTE REGISTER") for the registration, transfer and exchange of Notes. The Indenture Trustee is hereby appointed "Note Registrar" for purposes of registering Notes and transfers of Notes as herein provided. The names and addresses of all Noteholders and the names and addresses of the transferees of any Notes shall be registered in the Note Register; PROVIDED, HOWEVER, in no event shall the Note Registrar be required to maintain in the Note Register the names of the individual participants holding Notes through the Depository. The Person in whose name any Note is so registered shall be deemed and treated as the sole owner and Noteholder thereof for all purposes of this Indenture and the Note Registrar, the Issuers, the Indenture Trustee, the Servicer and any agent of any of them shall not be affected by any notice or knowledge to the contrary. A Definitive Note is transferable or exchangeable only upon the surrender of such Note to the Note Registrar at the Corporate Trust Office together with an assignment and transfer (executed by the Holder or his duly authorized attorney), subject to the applicable requirements of this Section 5.05. Upon request of the Indenture Trustee, the Note Registrar shall provide the Indenture Trustee with the names and addresses of Noteholders.

          (b) Upon surrender for registration of transfer of any Definitive Note, subject to the applicable requirements of this Section 5.05, the Issuers shall execute and the Indenture Trustee shall duly authenticate in the name of the designated transferee or transferees, one or more new Notes in denominations of a like aggregate denomination as the Definitive Note being surrendered. Each Note surrendered for registration of transfer shall be canceled and subsequently destroyed by the Note Registrar. Each new Note issued pursuant to this Section
5.05 shall be registered in the name of any Person as the transferring Holder may request, subject to the applicable provisions of this Section 5.05. All Notes issued upon any registration of transfer or exchange of Notes shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

          (c) The issuance of the Notes will not be registered or qualified under the Securities Act or the securities laws of any state. No transfer of any Note may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of EXHIBIT F hereto (except that the Initial Purchasers shall not be required to provide a letter in such form); (ii) such transfer is made in an offshore transaction in compliance with Regulation S under the Securities Act as certified by the transferee in the form of EXHIBIT F to a person who is not a U.S. person and is either a Qualified Institutional Buyer or an "accredited investor" (as defined in Rule 501(A)(1), (2), (3) or (7) of Regulation D under the Securities Act); or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuers or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note without registration.

          (d) No resale or other transfer of any Note may be made to any transferee unless (i) such transferee is not, and will not acquire such Note on behalf of or with the assets of, any Benefit Plan or (ii) with respect to the acquisition or holding of the Class A Notes, Class B Notes, Class C Notes and Class D Notes, no "prohibited transaction" under ERISA or section 4975 of the Code or Similar Law that is not subject to a statutory, regulatory or administrative exemption will occur in connection with the purchaser's or such transferee's acquisition or holding of such Note. In addition, the Notes may not be purchased by or transferred to any Benefit Plan or person acting on behalf of or with assets of any Benefit Plan, unless it represents that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuers, the Transferors, the Originator, the Servicer, the Back-up Servicer, the Indenture Trustee, the Custodian, the Swap Counterparty, a Lockbox Bank or the Initial Purchasers, or by any affiliate of any such person. In addition to the applicable provisions of this Section 5.05 and the rules of the Depository, the exchange, transfer and registration of transfer of Global Notes shall only be made in accordance with Section 5.05(c) and this Section 5.05(d).

               (i) RULE 144A GLOBAL NOTE TO TEMPORARY REGULATION S GLOBAL NOTE DURING THE RESTRICTED PERIOD. If, during the Restricted Period, a Note Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Temporary Regulation S Global Note, such Note Owner may, in addition to complying with all applicable rules and procedures of the Depository and Clearstream or Euroclear applicable to transfers by their respective participants (the "APPLICABLE PROCEDURES"), transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Temporary Regulation S Global Note only upon compliance with the provisions of this Section 5.05(d)(i). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Direct Participant directing the Note Registrar to credit or cause to be credited to another specified Direct Participant's account a beneficial interest in the Temporary Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Direct Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Direct Participant to be debited for, such beneficial interest, and (3) a certification in the form of Exhibit G hereto given by the Note Owner that is transferring such interest, the Note Registrar shall instruct the Depository, to reduce the denomination of the Rule 144A Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Temporary Regulation S Global Note by the denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Direct Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

               (ii) RULE 144A GLOBAL NOTE TO REGULATION S GLOBAL NOTE AFTER THE RESTRICTED PERIOD. If, after the Restricted Period, a Note Owner of an interest in a Rule 144A Global Note wishes at any time to transfer its beneficial interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in a Regulation S Global Note only upon compliance with the provisions of this Section 5.05(d)(ii). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Direct Participant directing the Note Registrar to credit or cause to be credited to another specified Direct Participant's account a beneficial interest in the Regulation S Global Note in an amount equal to the denomination of the beneficial interest in the Rule 144A Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Direct Participant (and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Direct Participant to be debited for, such beneficial interest, and (3) a certification in the form of Exhibit H hereto given by the Note Owner that is transferring such interest, the Note Registrar shall instruct the Depository, to reduce the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred and, concurrently with such reduction, to increase the denomination of the Regulation S Global Note by the aggregate denomination of the beneficial interest in the Rule 144A Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Direct Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount by which the denomination of the Rule 144A Global Note was reduced upon such transfer.

               (iii) REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE. If the Note Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such holder may, in addition to complying with all Applicable Procedures, transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in the Rule 144A Global Note only upon compliance with the provisions of this Section 5.05(d)(iii). Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Direct Participant directing the Note Registrar to credit or cause to be credited to another specified Direct Participant's account a beneficial interest in the Rule 144A Global Note in an amount equal to the denomination of the beneficial interest in the Regulation S Global Note to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Direct Participant to be credited with, and the account of the Direct Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for such beneficial interest, and (3) with respect to a transfer of a beneficial interest in the Regulation S Global Note for a beneficial interest in the related Rule 144A Global Note (i) during the Restricted Period, a certification in the form of Exhibit I hereto given by the Note Owner, or (ii) after the Restricted Period, an Investment Representation Letter in the form of Exhibit F attached hereto from the transferee to the effect that such transferee is a Qualified Institutional Buyer, the Note Registrar shall instruct the Depository to reduce the denomination of the Regulation S Global Note by the denomination of the beneficial interest in the Regulation S Global Note to be transferred, and, concurrently with such reduction, to increase the denomination of the Rule 144A Global Note by the aggregate denomination of the beneficial interest in the Regulation S Global Note to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Direct Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Rule 144A Global Note having a denomination equal to the amount by which the denomination of the Regulation S Global Note was reduced upon such transfer.

               (iv) TRANSFERS WITHIN REGULATION S GLOBAL NOTES DURING RESTRICTED PERIOD. If, during the Restricted Period, the Note Owner of an interest in a Regulation S Global Note wishes at any time to transfer its beneficial interest in such Note to a Person who wishes to take delivery thereof in the form of a Regulation S Global Note, such Note Owner may transfer or cause the transfer of such beneficial interest for an equivalent beneficial interest in such Regulation S Global Note only upon compliance with the provisions of this Section 5.05(d)(iv) and all Applicable Procedures. Upon receipt by the Note Registrar at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Direct Participant directing the Note Registrar to credit or cause to be credited to another specified Direct Participant's account a beneficial interest in such Regulation S Global
     Note in an amount equal to the denomination of the beneficial interest to be transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Direct Participant to be credited with, and the account of the Direct Participant (or, if such account is held for Euroclear or Clearstream, the Euroclear or Clearstream account, as the case may be) to be debited for, such beneficial interest and (3) a certification in the form of Exhibit J hereto given by the transferee, the Note Registrar shall instruct the Depository to credit or cause to be credited to the account of the Person specified in such instructions (who shall be a Direct Participant acting for or on behalf of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Regulation S Global Note having a denomination equal to the amount specified in such instructions by which the account to be debited was reduced upon such transfer.

          (e) Notwithstanding that a transfer to a non-U.S. person is permitted by Regulation S, any Holder of a Class E Note or Class F Note that is a non-resident alien individual, foreign corporation or other non-U.S. person (as defined in the Code) must be a Qualified Institutional Buyer and provide to the Indenture Trustee a certification to that effect in the form provided in EXHIBIT F hereto.

          (f) No fee or service charge shall be imposed by the Note Registrar for its services in respect of any registration of transfer or exchange referred to in this Section 5.05. The Note Registrar may require payment by each transferor of a sum sufficient to cover any tax, expense or other governmental charge payable in connection with any such transfer.

          (g) None of the Issuers, the Indenture Trustee, the Servicer or the Note Registrar is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of such Notes without registration or qualification. Any such Noteholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuers, the Indenture Trustee, the Servicer and the Note Registrar against any loss, liability or expense that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (h) The Servicer agrees to cause the Issuer and the Issuer agrees to provide such information as required under Rule 144A under the Securities Act so as to allow resales of Notes to Qualified Institutional Buyers in accordance herewith.

          (i) Upon surrender by DTC of the global certificate or certificates representing the Global Notes and upon receipt of instruction for re-registration, the Indenture Trustee will issue Definitive Notes in the respective principal amounts owned by individual Owners, and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Noteholders under the Indenture. Distributions of principal of, and interest on, such Definitive Notes will thereafter be made by the Indenture Trustee in accordance with the procedures set forth in the Indenture directly to holders of Definitive Notes in whose names the Definitive Notes are registered on the Record Date.

          The final payment on any Definitive Note, however, will be made only upon presentation and surrender of such Definitive Note at the office or agency specified in the notice of final payment mailed to holders of the Notes, including the office of any Paying and Transfer Agent specified in such notice. If and for so long as any Class of Notes is listed on the Luxembourg Stock Exchange and the rules of such exchange so require, the Issuers shall maintain a Paying and Transfer Agent with an office in Luxembourg at which Definitive Notes may be presented and surrendered for final payment.

          Section 5.06 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (a) there is delivered to the Issuers and the Indenture Trustee such security or indemnity satisfactory to each of them as may be required by them to save each of them harmless (provided, that with respect to a Noteholder which is an insurance company whose long-term debt or claims paying ability is rated investment grade or better by Moody's and S&P at such time, a letter of indemnity furnished by it shall be sufficient for this purpose), then, in the absence of notice to the Indenture Trustee that any such Note has been acquired by a bona fide purchaser, the Issuers shall execute and the Indenture Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like Class and Percentage Interest. In connection with the issuance of any new Note under this Section 5.06, the Indenture Trustee may require the payment by the Noteholder, of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Note issued pursuant to this Section 5.06 shall constitute a Note, duly issued by the Issuers, as if originally issued, whether or not the lost, stolen or destroyed Note shall be found at any time.

          Section 5.07 PERSONS DEEMED OWNERS. The Indenture Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to Section 3.04 hereof and for all other purposes whatsoever, and the Indenture Trustee shall not be affected by any notice to the contrary.

          Section 5.08   ACCESS TO LIST OF NOTEHOLDERS' NAMES AND ADDRESSES.

          (a) The Indenture Trustee will furnish or cause to be furnished to the Servicer within five days after each Record Date and within 15 days after receipt by the Indenture Trustee of a request therefor from the Servicer in writing, a list of the names and addresses of the Noteholders as of the most recent Record Date. If one or more Noteholders representing an aggregate Percentage Interest of any Class of Notes of not less than 25% (an "APPLICANT") shall apply in writing to the Indenture Trustee, and such application shall state that the Applicant desires to communicate with other Noteholders with respect to its rights under this Indenture or under the Notes, then the Indenture Trustee shall, within five Business Days after the receipt of such application, send such notice to the current list of Noteholders. Every Noteholder, by receiving and holding a Note, agrees with the Issuers, the Servicer and the Indenture Trustee that none of the Issuers, the Servicer, the Indenture Trustee nor any of their respective Affiliates shall be held accountable by reason of the disclosure of any such information, regardless of the source from which such information was derived.

          Section 5.09   ACTS OF NOTEHOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where required, to the Issuers or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01 hereof) conclusive in favor of the Indenture Trustee, the Issuers, the Originator and the Servicer, if made in the manner provided in this Section 5.09.

          (b) The fact and date of the execution by any Noteholder of any such instrument or writing may be proven in any reasonable manner which the Indenture Trustee deems sufficient.

          (c)  The ownership of Notes shall be proven by the Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder shall bind every holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or omitted to be done by the Indenture Trustee, the Issuers or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 5.10 NO PROCEEDINGS; LIMITED RECOURSE. By its acceptance of a Note, each Noteholder shall be deemed to have agreed (a) that it will not directly or indirectly institute, or cause to be instituted, or cooperate with others in instituting, against either of the Issuers any bankruptcy or insolvency proceeding so long as there shall not have elapsed one year plus one day since the maturity date of the latest maturing securities of either of the Issuers, (b) that the

Notes are limited recourse obligations of the Issuers that may be satisfied only out of the Pledged Property and do not constitute a claim against the Issuers if cash flow from the Pledged Property is insufficient to repay the Notes in full, and (c) that it has no rights in or with respect to any assets of the Issuers other than the Pledged Property, including, but not limited to, any assets collateralizing other debt obligations of the Issuers. Notwithstanding the foregoing, to the extent that any Noteholder is deemed to have any interest in any assets of the Issuers pledged to secure other debt obligations of the Issuers, by its acceptance of a Note, each Noteholder shall be deemed to agree that its interest in those assets is subordinate to claims or rights of the holders of such other debt obligations, and that its agreement shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

          Section 5.11 LISTING OF NOTES. No Class E Note and no Class F Note may be listed on any exchange including without limitation, the Luxembourg Stock Exchange.

                                   ARTICLE VI

                                   THE ISSUERS

          Section 6.01 LIABILITY OF THE ISSUERS. The Issuers shall be joint and severally liable for payments in respect of the Notes in accordance herewith only to the extent of the obligations specifically undertaken by the Issuers herein.

          Section 6.02 LIMITATION ON RECOURSE TO THE ISSUERS. The claims of the Indenture Trustee, the Servicer, the Noteholders or any other Person hereunder against the Issuers for amounts due and owing to such Persons hereunder, under the Notes or under any other Transaction Document to which such Person is a party are limited recourse against the Issuers and are payable by the Issuers solely out of Available Funds on each Payment Date in accordance with the priorities set forth in Section 3.04(b) hereof.

          Section 6.03 INDEMNITY FOR LIABILITY CLAIMS. The Issuers shall, jointly and severally, indemnify, defend and hold harmless the Indenture Trustee (which shall include any of its directors, employees, officers and agents) and the Noteholders against and from any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, repossession or operation of the Equipment to the extent not paid by the Servicer pursuant to
Section 5.01 of the Servicing Agreement; PROVIDED, HOWEVER, that such amounts shall be payable solely from amounts payable to the Issuers pursuant to Section 3.04(b)(I)(xxv) hereof and is otherwise non-recourse to the Issuers.

          Section 6.04 LIABILITIES. Notwithstanding any provision of this Indenture, by entering into this Indenture, the Issuers agree to be jointly and severally liable, directly to the injured party, for the entire amount of any losses, claims, damages or liabilities (other than those losses incurred by a Noteholder in the capacity of an investor in the Notes) imposed on or asserted against the Issuers or otherwise arising out of or based on the arrangements created by this Indenture (to the extent the Pledged Property remaining after the Noteholders have been paid in full is insufficient to pay such losses, claims, damages or liabilities).

          Section 6.05 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuers will deliver to the Indenture Trustee, the Initial Purchaser, each Noteholder and the Rating Agencies, within 90 days after the end of each fiscal year of the Issuers (commencing with the fiscal year ended December 31, 2003), an Officers' Certificate signed by an Authorized Officer stating that:

                  (i) a review of the activities of the Issuers during such year and of the performance of the Issuers under this Indenture has been made under such Authorized Officers' supervision; and

                  (ii) to the best of such Authorized Officers' knowledge, based on such review, each of the Issuers has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

          Section 6.06 PAYMENT OF PRINCIPAL AND INTEREST. The Issuers will pay or cause to be duly and punctually paid the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuers to such Noteholder for all purposes of this Indenture.

          Section 6.07   MAINTENANCE OF OFFICE OR AGENCY. The Note
Registrar shall, and the Indenture Trustee, as initial Note Registrar agrees to, maintain in the city in which the Corporate Trust Office is located, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuers in respect of the Notes and this Indenture may be served. The Indenture Trustee will give prompt written notice to the Issuers of the location, and of any change in the location, of any such office or agency.

          Section 6.08 MONEY FOR PAYMENTS TO BE HELD IN TRUST. On or before each Payment Date, the Servicer on behalf of the Issuers shall deposit or cause to be deposited in the Collection Account, but only from the sources described herein, an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the paying agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

          The Servicer on behalf of the Issuers will cause each paying agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such paying agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as paying agent, it hereby so agrees), subject to the provisions of this Section, that such paying agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee notice of any default by the Issuers (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such paying agent;

               (iv) immediately resign as a paying agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a paying agent at the time of its appointment; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          The Issuers may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, direct any paying agent to pay to the Indenture Trustee all sums held in trust by such paying agent, such sums to be held by the Indenture Trustee upon the same terms as those upon which the sums were held by such paying agent; and upon such a payment by any paying agent to the Indenture Trustee, such paying agent shall be released from all further liability with respect to such money.

          Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any paying agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuers; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuers for payment thereof (but only to the extent of the amounts so paid to the Issuers), and all liability of the Indenture Trustee or such paying agent with respect to such trust money shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such paying agent, before being required to make any such repayment, shall at the expense of the Issuers cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuers.

The Indenture Trustee shall also adopt and employ, at the expense of the Issuers, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any paying agent, at the last address of record for each such Holder).

          Section 6.09 EXISTENCE. Except as otherwise permitted by the provisions of Section 6.13, each of the Issuers will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware, and each of the Issuers will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each other instrument or agreement included in the Pledged Property.

          Section 6.10   PROTECTION OF PLEDGED PROPERTY. Each of the
Issuers intends the security interest granted pursuant to this Indenture in favor of the Indenture Trustee and the Noteholders, as their interests appear herein, to be prior to all other liens in respect of the Pledged Property, and the Issuers shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Noteholders, a first lien on and a first priority, perfected security interest in the Pledged Property in accordance with the Filing Requirements. The Issuers will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements (subject to the Filing Requirements), continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

               (i) grant more effectively all or any portion of the Pledged Property;

               (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee, for the benefit of the Noteholders, created by this Indenture or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

               (iv)    enforce any of the Pledged Property;

               (v) preserve and defend title to the Pledged Property and the rights of the Indenture Trustee in such Pledged Property against the claims of all persons and parties; and

               (vi) pay all taxes or assessments levied or assessed upon the Pledged Property when due.

          Each of the Issuers hereby irrevocably constitutes and appoints the Indenture Trustee, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Issuer and in the name of such

Issuer or in its own name, for the purpose of carrying out the terms of this Indenture, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Indenture and without limiting the generality of the foregoing, each of the Issuers hereby gives the Indenture Trustee the power and right on behalf of such Issuer without notice to or assent by such Issuer to do any or all of the following:

          (i) after an Event of Default or Event of Servicer Termination has occurred and is continuing, at any time, in the name of such Issuer or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instrument, general intangible or contract or with respect to any other collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Indenture Trustee for the purpose of collecting any and all such moneys due under any account, instrument, general intangible or contract with respect to the Pledged Property or to any other collateral whenever payable; and

          (ii) whether or not an Event of Default or Event of Servicer Termination has occurred, execute and deliver any and all agreements, instruments, documents and papers (including, without limitation, UCC Financing Statements) as the Indenture Trustee may request to perfect the Indenture Trustee's security interest in the Pledged Property (and subject to the Filing Requirements with respect to the Equipment) or any other collateral and the goodwill and general intangibles of such Issuer relating thereto or represented thereby.

          Section 6.11   REPRESENTATIONS AND WARRANTIES. Each of the
Issuers hereby makes the following representations and warranties for the benefit of the Indenture Trustee and the Noteholders. Such representations and warranties are made as of the Closing Date and each Subsequent Transfer Date and shall survive the pledge of the Pledged Property, the issuance of the Notes and the termination of this Indenture and shall continue in full force and effect until irrevocable payment in full of the Notes and all amounts owing to the Indenture Trustee hereunder and under the other Transaction Documents.

          (a) ORGANIZATION AND GOOD STANDING. Each of the Issuers is a limited liability company duly organized, validly existing and in good standing, under the laws of the State of Delaware, with full power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to pledge the Pledged Property;

          (b) DUE QUALIFICATION. Each of the Issuers is qualified as a foreign entity in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could materially adversely affect the ability of such Issuer to comply with the terms of this Indenture or any other Transaction Document to which it is a party;

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          (c)     LEGAL NAME. The legal name of each of the Issuers is as set forth in the signature line of this Indenture, such Issuer has not changed its name since February 13, 2003, in the case of LLC I and January 21, 2003, in the case of LLC II, and since its date of formation, such Issuer has not used, nor does such Issuer as of the Closing Date, or with respect to any Subsequent Transfer Date, unless otherwise specified in writing to the Indenture Trustee as of such date, use any trade names, fictitious names, assumed name or "doing business as" names;

          (d) POWER AND AUTHORITY. Each Issuer has the corporate power and authority to execute and deliver this Indenture and each other Transaction Document to which it is a party, and to carry out its obligations set forth herein and therein; each Issuer has duly authorized the conveyance to the Indenture Trustee, for the benefit of the Noteholders, of all of its right, title and interest in the Pledged Property by all necessary corporate action; and the execution, delivery, and performance of this Indenture and any other Transaction Document to which it is a party, has been duly authorized by each of the Issuers by all necessary corporate action;

          (e) DUE EXECUTION AND DELIVERY. This Indenture, the other Transaction Documents to which each of the Issuers is a party and all other documents and instruments required or contemplated hereby or thereby, have been duly executed and delivered on behalf of such Issuer;

          (f) TITLE. Immediately prior to the transfers herein contemplated, each of the Issuers had good and marketable title to the Pledged Property to be conveyed by such Issuer to the Indenture Trustee hereunder, for the benefit of the Noteholders, free and clear of all Adverse Claims;

          (g) VALID ASSIGNMENT, BINDING OBLIGATIONS. This Indenture constitutes a valid pledge to the Indenture Trustee, for the benefit of the Noteholders, of all right, title, and interest of the Issuer in, to and under the Pledged Property, and such Pledged Property will be held by the Indenture Trustee, for the benefit of the Noteholders, free and clear of any Adverse Claim of any Person claiming through or under the Issuers, and this Indenture, the other Transaction Documents to which each of the Issuers is a party and all other documents and instruments required or contemplated hereby or thereby when duly executed and delivered, will constitute the legal, valid, and binding obligations of the Issuers enforceable against each of the Issuers in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity;

          (h) INSOLVENCY. Neither of the Issuers is insolvent and neither of the Issuers will be rendered insolvent by the transactions contemplated by this Indenture. Each Issuer has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

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          (i)     TRANSFER AND ASSIGNMENT. Upon the delivery to the Indenture
Trustee of the Contracts and the filing of the financing statements described in paragraph (a) of Section 6.26 hereof, the Indenture Trustee for the benefit of the Noteholders will have a first priority perfected security interest in the Receivables and in the proceeds thereof, except for liens permitted under paragraph (iii)(C) of Section 6.13 hereof and limited to the extent set forth in
Section 9-315 of the UCC as in effect in the applicable jurisdiction. All filings (including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the ownership or other interest of the Indenture Trustee in the Pledged Property, including the transfer of the Contracts and the payments to become due thereunder, have been made;

          (j) NO VIOLATION. The consummation of the transactions contemplated by and the fulfillment of the terms of this Indenture and the other Transaction Documents to which each of the Issuers is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the limited liability company agreement of either of the Issuers, or any material indenture, agreement, mortgage, deed of trust, or other instrument to which either of the Issuers is a party or by which it is bound, or result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Indenture or the other Transaction Documents to which either of the Issuers is a party, or violate any law or any order, injunction, writ, rule, or regulation applicable to such Issuer of any court or of any Governmental Authority having jurisdiction over such Issuer or any of its properties which is reasonably likely to have a material adverse effect on (A) the transactions contemplated under this Indenture or the other Transaction Documents to which either of the Issuers is a party or (B) the validity, enforceability or collectability of the Pledged Property;

          (k) NO PROCEEDING. There are no Proceedings or investigations pending, or, to the knowledge of the Issuers, threatened, before any Governmental Authority (A) asserting the invalidity of this Indenture or any other Transaction Document, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or any other Transaction Document, (C) seeking any determination or ruling that is reasonably likely to materially and adversely affect the performance by either of the Issuers of its obligations under, or the validity or enforceability of, this Indenture or any other Transaction Document, (D) materially affecting the Pledged Property (E) which, if decided adversely to either of the Issuers, would materially and adversely affect the condition (financial or otherwise), business or operations of such Issuer;

          (l) NO CONSENT REQUIRED. Neither of the Issuers is required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any Governmental Authority in connection with the execution, delivery or performance of this Indenture and the Transaction Documents to which it is a party, except for such having already been obtained, effected or made;

          (m) PRINCIPAL PLACE OF BUSINESS. The principal place of business and chief executive office of each of the Issuers is located at 60 State Street, Suite 3520, Boston, Massachusetts 02109-1803 and there are not now, and during the past four months there have not

                                       39
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been, any other locations where the Issuers are located (as that term is used in the UCC in the state of such location), except that, in the event that there have been any changes to the principal place of business and chief executive office of either of the Issuers after the date of this Indenture, such changes have been specifically disclosed to the Servicer and the Indenture Trustee in writing in accordance with Section 6.13 (e) hereof;

          (n) VALID BUSINESS REASONS. Each of the Issuers has valid business reasons for pledging its interest in the Pledged Property to obtain a loan;

          (o) ABSENCE OF EVENT. No event has occurred which materially and adversely affects either of the Issuer's operations or its ability to perform its obligations under this Indenture or any other Transaction Document to which it is a party;

          (p) INFORMATION. No document, certificate or report furnished or required to be furnished by the Issuers pursuant to this Indenture, contains or will contain when furnished any untrue statement of a material fact or fails or will fail to state a material fact necessary in order to make the statements contained therein not misleading;

          (q) TAXES. Each of the Issuers has timely filed all Federal, state and local tax returns which are required to be filed and has paid all taxes related thereto;

          (r) TAX REPORTING. The Issuers will treat the acquisition of the Receivables related to the Contracts and the security interest in the related Equipment as a conveyance from the Transferors to the Issuers for Federal, state and local income tax reporting purposes;

          (s) PARENT OF THE TRANSFEROR. HPSC is the registered owner of all membership interests of the Issuers, all of which membership interests have been validly issued and are fully paid and nonassessable;

          (t) SUBSIDIARIES AND CONSOLIDATION. Neither of the Issuers has any subsidiaries and each of the Issuers will be operated in such manner so as not to be substantively consolidated in the bankruptcy estate of HPSC or any Affiliate of HPSC;

          (u) NO ADVERSE CLAIM. Since its formation, there has been no change in the business, operations, financial condition, properties or assets of either of the Issuers which would have a material adverse effect on its ability to perform its obligations under this Indenture or the other Transaction Documents to which it is a party or materially adversely affect the transactions contemplated under this Indenture or the other Transaction Documents; (v) INVESTMENT COMPANY. Neither of the Issuers is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (w) PAYMENT OF REVIEW AND RENEWAL FEES. The Issuers will pay or cause to be paid to the Rating Agencies, the annual rating review and renewal fees in respect of the Notes;

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

          (x) RECEIVABLES TRANSFER AGREEMENT. As of the Closing Date, the Transferors have entered into the Receivables Transfer Agreement with the Issuers relating to the acquisition by the Issuers of the Contracts, the Receivables and certain rights and interests (whether an interest for security or otherwise) in the related Equipment, and the representations and warranties made by the Originator relating to the Contracts, Receivables and the rights and interests (whether an interest for security or otherwise) in the related Equipment have been validly assigned to, and are for the benefit of, the Issuers, the Indenture Trustee and the Noteholders and such representations and warranties are true and correct in all material respects; and

          (y) BULK TRANSFER LAWS. The transfer, assignment and conveyance of the Contracts, the rights and interests (whether an interest for security or otherwise) in the related Equipment and the Receivables by the Transferors to the Issuers pursuant to the Receivables Transfer Agreement and any Subsequent Transfer Agreement and by the Issuers to the Indenture Trustee and the Noteholders pursuant to this Indenture are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

          (z) PENSION PLANS. The Issuers do not sponsor, maintain or contribute to any Benefit Plan.

          Section 6.12   PERFORMANCE OF OBLIGATIONS; SERVICING OF RECEIVABLES.

          (a) Neither of the Issuers will take any action and each of the Issuers will use commercially reasonable efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Pledged Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the other Transaction Documents or any other instrument or agreement.

          (b) Each of the Issuers may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of each of the Issuers shall be deemed to be action taken by the Issuers.

          (c) Each of the Issuers will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements included in the Pledged Property, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Servicing Agreement in accordance with and within the time periods provided for herein and therein.

          (d) If a Responsible Officer of either of the Issuers shall have actual knowledge of the occurrence of an Event of Servicing Termination under the Servicing
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Agreement, the Issuers shall promptly notify the Indenture Trustee and the
Rating Agencies in writing thereof, and shall specify in such notice the action, if any, the Issuers are taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Contracts, the Issuers shall take all reasonable steps available to it to remedy such failure.

          Section 6.13 NEGATIVE COVENANTS. So long as any Notes are Outstanding, neither of the Issuers shall:

          (a) except as expressly permitted by this Indenture or the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of such Issuer, including those included in the Pledged Property;

          (b) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Pledged Property;

          (c) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Pledged Property or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on Equipment and arising solely as a result of an action or omission of the related Obligor), (iii) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) perfected security interest in the Pledged Property (other than the Equipment, which is subject only to the Filing Requirements) or (iv) amend, modify or fail to comply with the provisions of the Transaction Documents;

          (d) other than in accordance with the restrictions set forth therein, amend its organizational documents without the consent of the Majority Holders;

          (e) change the location of its chief executive office without thirty days' prior written notice to the Indenture Trustee, accompanied by such evidence of actions taken as shall be necessary to continue the perfection of the lien on the Collateral;

          (f) incur any indebtedness not permitted by its operating agreement, or assume or guaranty any indebtedness of any other entity other than the indebtedness evidenced by the Notes;

          (g) engage in any business not permitted by its Limited Liability Company Agreement; or

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          (h)     obtain or carry insurance relating to the Contracts separate from that required by the Servicing Agreement, unless the Indenture Trustee and the Noteholders shall have the same rights with respect thereto as they have with respect to the insurance required by the Servicing Agreement.

          Section 6.14   ISSUERS MAY CONSOLIDATE, ETC. ONLY ON CERTAIN
TERMS.

          (a) Neither of the Issuers shall consolidate or merge with or into any other Person, unless:

                  (i) the Person (if other than the Issuers) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Noteholders, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuers to be performed or observed, all as provided herein;

                  (ii) immediately after giving effect to such transaction, no Event of Default or Restricting Event shall have occurred and be continuing;

                  (iii) the Issuers shall have received an Opinion of Counsel addressed to the Noteholders, (and shall have delivered copies thereof to the Indenture Trustee and the Noteholders, and which Opinion of Counsel shall be in form and substance acceptable to the Noteholders) to the effect that (A) such transaction will not have any material adverse tax consequence to the Issuers or any Noteholder, and (B) the Person (if other than the Issuers) formed by or surviving such consolidation or merger would not be substantively consolidated with the Originator, Bravo or the Servicer in the event of a bankruptcy;

                  (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                  (v) the Issuers shall have delivered to the Indenture Trustee and the Noteholders, an Officers' Certificate and an Opinion of Counsel addressed to the Noteholders and the Indenture Trustee, and which Opinion of Counsel shall be in form and substance acceptable to the Noteholders and the Indenture Trustee, each stating that such consolidation or merger and such supplemental indenture comply with this Article VI and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                  (vi) the Rating Agencies have confirmed that such transaction will not result in the reduction or withdrawal of any rating on any Class of Notes.

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

          (b) Neither of the Issuers shall convey or transfer all or substantially all of its properties or assets, including those included in the Pledged Property, to any Person, unless:

                  (i) the Person that acquires by conveyance or transfer the properties and assets of such Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Noteholders, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture and each of the Transaction Documents on the part of the Issuers to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, and (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuers against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

                  (ii) immediately after giving effect to such transaction, no Event of Default or Restricting Event shall have occurred and be continuing;

                  (iii) the Issuers shall have received an Opinion of Counsel addressed to the Noteholders, and which Opinion of Counsel shall be in form and substance acceptable to the Noteholders (and shall have delivered copies thereof to the Indenture Trustee and the Noteholders) to the effect that such transaction will not have any material adverse tax consequence to the Issuers, or any Noteholder;

                  (iv) any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                  (v) the Issuers shall have delivered to the Indenture Trustee and the Noteholders an Officers' Certificate and an Opinion of Counsel addressed to the Noteholders and the Indenture Trustee, and which Opinion of Counsel shall be in form and substance acceptable to the Noteholders and the Indenture Trustee each stating that such conveyance or transfer and such supplemental indenture comply with this Article VI and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act); and

                  (vi) the Rating Agencies have confirmed that such transaction will not result in the reduction or withdrawal of any rating on any Class of Notes.

          Section 6.15   SUCCESSOR OR TRANSFEREE.

          (a) Upon any consolidation or merger of either of the Issuers in accordance with Section 6.14, the Person formed by or surviving such consolidation or merger (if other than such Issuer) shall succeed to, and be substituted for, and may exercise every right and power of,

                                       44
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such Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon a conveyance or transfer of all the assets and properties of either of the Issuers pursuant to Section 6.14(b), such Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of such Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that such Issuer is to be so released.

          Section 6.16 NO OTHER BUSINESS. Neither of the Issuers shall engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Transaction Documents and activities incidental thereto.

          Section 6.17 NO BORROWING. Neither of the Issuers shall issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Transaction Documents. The proceeds of the Notes shall be used exclusively to fund each Issuer's purchase of Contracts and the other assets constituting the Pledged Property and to pay each Issuer's organizational, transactional and start-up expenses.

          Section 6.18 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the other Transaction Documents, the Issuers shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          Section 6.19 CAPITAL EXPENDITURES. Neither of the Issuers shall make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personal).

          Section 6.20 SEPARATE LEGAL IDENTITY. The Issuers shall not engage in any action that would cause the separate legal identity of either such Issuer not to be respected (other than for federal, state and local income or franchise tax purposes), including, without limitation, (a) holding itself out as being liable for the debts of any other party or (b) acting other than through its duly authorized agents.

          Section 6.21 MANAGEMENT. The Issuers shall not be involved in the day-to-day management of any of the Transferors, the Servicer or any other Person.

          Section 6.22 BUSINESS DECISIONS. Each Issuer shall ensure that all decisions with respect to its business and daily operations are independently made by it (although the

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officer making any particular decision may also be an employee, officer or director of a Transferor) and are not dictated by any Affiliate of a Transferor.

          Section 6.23 COMPLIANCE WITH LAWS. The Issuers shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of either of the Issuers to perform its obligations under the Notes, this Indenture or any other Transaction Document.

          Section 6.24 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, each of the Issuers will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture and the other Transaction Documents.

          Section 6.25 NONCONSOLIDATION. The Issuers agree that so long as any Notes are Outstanding, it will be operated such that it will not be substantively consolidated in the bankruptcy estate of HPSC or any Affiliate thereof and will not have its separate existence disregarded in the event of a bankruptcy of HPSC or any Affiliate thereof. Without limiting the foregoing, each of the Issuers agree that:

          (a) it will pay its own expenses, HPSC will not guarantee any of such Issuer's obligations other than pursuant to the Note Purchase Agreement and neither HPSC nor any Affiliate thereof will lend funds to such Issuer for the payment of expenses;

          (b) it will conduct its business exclusively on its own stationery and all correspondence by such Issuer will be in its own name;

          (c) it will not permit HPSC or any Affiliate thereof to be involved in the daily management of such Issuer; PROVIDED, HOWEVER, an officer of HPSC or any Affiliate thereof shall not be prohibited from serving as an officer of such Issuer;

          (d) except in accordance with its organizational documents, it will not engage in any intercompany transactions with HPSC or any Affiliate thereof, except as provided in the Receivables Transfer Agreement, the Servicing Agreement or this Indenture;

          (e) it will maintain company records and books of account separate and distinct from HPSC's corporate records and the records of any Affiliate thereof and maintain corporate formalities and separate business offices and telephone number;

          (f) the financial statements of HPSC, LLC I and LLC II will disclose that the assets of LLC I and LLC II are not available to pay creditors of HPSC or any Affiliate thereof and will reflect the separate corporate existence of LLC I and LLC II;

          (g) it will not act as agent for HPSC or any Affiliate thereof and agrees that it will not authorize HPSC or any Affiliate thereof to act as its agent, except in HPSC's capacity as Servicer under the Servicing Agreement;

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          (h)  at least two of its managers shall be Independent Managers as required in its Limited Liability Company Agreement;

          (i) it will maintain its assets separate and distinct from HPSC's assets and the assets of any Affiliate thereof, and shall not permit its assets to be commingled with those of HPSC or any Affiliate thereof;

          (j) it shall not become contractually liable for the payment of any liability of HPSC; and

          (k) it will not modify or amend its operating agreement with respect to the purpose or purposes for which it is organized.

          Section 6.26   PROTECTION OF  SECURITY INTEREST IN TRUST ESTATE.

          (a) The Issuers shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of the Noteholders and the Indenture Trustee under this Indenture in the Receivables and in the proceeds thereof. The Issuers shall deliver (or cause to be delivered) to the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither of the Issuers shall change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph
(a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Indenture Trustee and the Noteholders at least thirty (30) days' prior written notice thereof and shall have filed prior to such change appropriate amendments to all such previously filed financing statements or continuation statements.

          (c) The Issuers shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) after reasonable prior notice to the Issuer, the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each, if applicable) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Accounts (or any of them) in respect of such Receivables.

          (d) The Issuers shall maintain its records so that, from and after the time of the granting of the security interest under this Indenture of the Receivables to the Indenture Trustee, the Issuer's records (including any computer records and back-up archives) that refer to any Receivables indicate clearly the interest of the Indenture Trustee in such Receivables and that the Receivable is held by the Indenture Trustee on behalf of the Noteholders. Indication of the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Issuer's

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records when, and only when, the Receivable has been paid in full, or released from the lien hereof pursuant to this Indenture.

          (e) If at any time any of the Issuers proposes to assign, convey, grant a security interest in, or otherwise transfer any interest in Receivables to any prospective purchaser, lender or other transferee, the Issuer shall give to such prospective acquirer, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable is subject to a security interest in favor of the Indenture Trustee unless such Receivable has been paid in full, acquired or assigned pursuant to this Indenture.

          (f) The Issuers shall permit the Indenture Trustee, any Noteholder and their respective agents, upon not less than two Business Days' prior written notice and during normal business hours, to inspect, audit and make copies of and abstracts from the Issuer's records regarding any Receivables then or previously included in the Pledged Property. Nothing in this Section shall impair the obligation of the Issuer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Issuers to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          (g) Upon request, the Issuers shall furnish to the Indenture Trustee, within three Business Days of such request, a List of Contracts then held as part of the Pledged Property.

          (h) The Issuers shall deliver to the Indenture Trustee, promptly after the execution and delivery of each amendment to any financing statement, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or
(ii) no such action is necessary to preserve and protect such interest.

          Section 6.27 TRANSFERS BETWEEN ISSUERS. LLC II shall have the right to assign, transfer and convey from time to time, all of its right, title and interest to Pledged Property held by it which constitutes Financial Assets to LLC I. In consideration for such conveyance, LLC I shall assume the obligations of LLC II in respect of such Pledged Property in an amount equal to the Aggregate Outstanding Contract Balance of such Pledged Property.

          Section 6.28 LUXEMBOURG STOCK EXCHANGE. If any Class of Notes are listed on the Luxembourg Stock Exchange, the Issuers shall maintain a paying agent and a transfer agent in Luxembourg (the "LUXEMBOURG PAYING AND TRANSFER AGENT") for payments on Notes for so long as the rules of the Luxembourg Stock Exchange shall so require, and the Issuers shall pay the reasonable fees of such Luxembourg Paying and Transfer Agent. The Issuers shall reasonably cooperate with the Indenture Trustee and the Servicer in appointing a successor Luxembourg Paying and Transfer Agent if necessary. The Issuers and the Indenture Trustee hereby appoint Kredietbank S.A. Luxembourgeoise as the initial Luxembourg Paying Agent.

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     Within 5 Business Days after the Closing Date, the Issuers shall provide a copy of their organizational documents, this Indenture, the Servicing Agreement, the Note Purchase Agreement and the Receivables Transfer Agreement to the Luxembourg Paying and Transfer Agent.

     Within 5 Business Days after they are available, the Issuers will provide copies of all financial statements, if any, to the Luxembourg Paying and Transfer Agent.

     The Indenture Trustee shall direct the Luxembourg Paying and Transfer Agent to deliver to Noteholders any reports, certificates and statements required to be delivered to the Luxembourg Stock Exchange to be delivered to the related Noteholders.

     Notwithstanding anything herein to the contrary, the Issuers and the Indenture Trustee acknowledge and agree that under no circumstances may any Class E Notes or any Class F Notes be listed on any exchange including without limitation, the Luxembourg Stock Exchange.

          Section 6.29 SWAP AGREEMENT. The Issuers shall be parties to hedging instruments in substance similar to the Swap Agreement.

                                  ARTICLE VII

                              THE INDENTURE TRUSTEE

          Section 7.01   DUTIES OF INDENTURE TRUSTEE.

          (a) The Indenture Trustee undertakes to perform such duties and obligations and only such duties and obligations as are specifically set forth in this Indenture. If an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge has occurred and has not been cured or waived, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b) The Indenture Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Indenture Trustee that are specifically required to be furnished pursuant to any provision of this Indenture, shall examine them to determine whether they conform as to form to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein). No acceptance of, or reliance on, any such item by the Indenture Trustee shall constitute a representation by the Indenture Trustee of the enforceability or sufficiency of such item.

          (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own gross negligence, bad faith or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal; PROVIDED, HOWEVER, that:

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               (i)     Prior to the occurrence of an Event of Default, and after
     the curing of all such Events of Default that may have occurred, the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture; the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture; no implied covenants or obligations shall be read into this Indenture against the Indenture
     Trustee; and in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Indenture Trustee and, if specifically required to be furnished pursuant to any provision of this Indenture, conforming to the requirements of this Indenture;

               (ii) The Indenture Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Indenture Trustee unless it shall be proved that the Indenture Trustee was grossly negligent or engaged in willful misconduct in ascertaining the pertinent facts;

               (iii) The Indenture Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Indenture, pursuant to the direction of the Majority Holders, relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising, suffering or omitting to take any trust or power conferred upon the Indenture Trustee, under this Indenture;

               (iv) The Indenture Trustee shall not be charged with knowledge of any Event of Servicing Termination, any Event of Default or Restricting Event unless a Responsible Officer of the Indenture Trustee obtains actual knowledge of such failure or event or the Indenture Trustee receives written notice of such failure or event from the Servicer, the Issuers or any Noteholder;

               (v) The Indenture Trustee shall have no duty to monitor the performance of the Servicer, nor shall it have any liability in connection with the malfeasance or nonfeasance by the Servicer. The Indenture Trustee shall have no liability in connection with compliance of the Servicer, the Back-up Servicer or the Issuers with statutory or regulatory requirements related to the Contracts or the related Equipment, or any of the Transaction Documents. Except as set forth in Section 7.16 hereof, the Indenture Trustee shall not make or be deemed to have made any representations or warranties with respect to itself, the Transaction Documents or the Contracts or related Equipment or the validity or sufficiency of any assignment of the Contracts to the Issuers or the Indenture Trustee. The Indenture Trustee shall have no obligation or liability in respect of the maintenance of casualty or liability insurance in connection with the Contracts or the related Equipment;

               (vi) The Indenture Trustee shall have no duty to monitor the performance of the Issuers, the Custodian or the Back-up Servicer, nor shall it have any

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     liability in connection with the malfeasance or nonfeasance by the Issuers, the Custodian or the Back-up Servicer in the maintenance of the Contract Files or otherwise;

               (vii) Except as expressly set forth in the Transaction Documents, the Indenture Trustee shall have no obligation to administer, service or collect monies in respect of the Contracts or related Equipment;

               (viii) The Indenture Trustee shall have no obligation to execute and file such financing, continuation or other statements or take any action to maintain perfection of the Receivables except as expressly provided for herein; nor shall it have any liability in connection with the execution and filing of financing, continuation and other statements by the Issuers; and

               (ix) The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction of the Majority Holders given under this Indenture.

          (d) The Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, including, but not limited to, incurring costs arising from the transition of servicing to the Back-up Servicer or other successor servicer, if it shall have reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Indenture or the Servicing Agreement except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Indenture.

          (e) On each Determination Date, the Indenture Trustee shall give notice, by facsimile, to a Servicing Officer of the Servicer if the Available Funds on deposit in the Collection Account as of such Determination Date is less than the amount indicated in the Monthly Statement.

          Section 7.02   ELIGIBLE INVESTMENTS. So long as no Event of
Default or Event of Servicing Termination has occurred and is continuing, the Servicer shall direct the Indenture Trustee to invest in Eligible Investments, as further specified from time to time by written notice to the Indenture Trustee executed by a Servicing Officer, any cash amounts deposited in the Collection Account, the Pre-Funding Account, the Capitalized Interest Account, the Reserve Account and the Residual Payment Account pursuant to the terms of this Indenture or the Servicing Agreement, immediately upon deposit of any such cash amounts; PROVIDED, HOWEVER, that each such Eligible Investment (i) shall mature no later than the Business Day immediately preceding the Payment Date in respect of the Collection Period during which such deposit was made and (ii) shall not be sold or disposed of prior to its maturity. The Indenture Trustee shall not be liable or responsible for the selection of or losses on any investments made by it pursuant to and in compliance with such instructions of the Servicer pursuant to this Section 7.02. In the

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absence of such written direction or if an Event of Default or Event of
Servicing Termination has occurred and is continuing, the Indenture Trustee shall invest such amounts in money market funds which comply with the requirements of clause (a)(iv) of the definition of Eligible Investments. Except as expressly provided in this Section 7.02, the Indenture Trustee shall have no obligation to invest or reinvest any cash held in any of the Accounts in the absence of timely and specific written investment directions from the Servicer. Notwithstanding this Section 7.02, the Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity so long as such early disposition is permitted hereunder, or the failure of the Servicer to provide timely written investment direction.

          Section 7.03 INDENTURE TRUSTEE'S ASSIGNMENT OF CONTRACTS. If in any enforcement suit or legal proceeding it is held, or in connection with the collection of a Defaulted Contract the Servicer or its assigns reasonably anticipates, that the Servicer or its assigns may not or will not be able to enforce a Contract on the ground that neither the Servicer nor its assigns is a real party in interest or a holder entitled to enforce the Contract, then the Indenture Trustee shall, at the Servicer's or its assigns' expense and direction, take such steps as the Indenture Trustee is reasonably directed in writing to take to enforce the Contract, including (i) bringing suit in the Indenture Trustee's name or the names of the Noteholders and (ii) executing and delivering all such instruments or documents prepared by the Servicer as shall be required to transfer title to a Contract to the Servicer or its assigns or otherwise enforce such Contract.

          Section 7.04 CERTAIN MATTERS AFFECTING THE INDENTURE TRUSTEE. Except as otherwise provided in Section 7.01:

               (i) The Indenture Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Indenture Trustee may consult with counsel, and any Opinion of Counsel or advice shall constitute full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel or advice;

               (iii) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture unless such Noteholders shall have offered to the Indenture Trustee such security or indemnity satisfactory to it against the costs, expenses, and liabilities that may be incurred therein or thereby that are reasonable in the opinion of the Indenture Trustee; PROVIDED, HOWEVER, that nothing contained herein shall relieve the Indenture Trustee of the obligations, upon the occurrence of an Event of Default (that has not been cured), to exercise such of the rights

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     and powers vested in it by this Indenture and to use the same degree of skill and care in their exercise as a prudent Person would exercise under the circumstances in the conduct of such Person's own affairs;

               (iv) Neither the Indenture Trustee nor any of its officers, directors, employees or agents shall be personally liable for any action taken, suffered or omitted by it under this Indenture or in connection therewith, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

               (v) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge and after the curing of all Events of Default that may have occurred, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Notes evidencing Percentage Interests of not less than 25% of the Notes; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the requesting party;

               (vi) The Indenture Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys or a custodian. The Indenture Trustee shall not be responsible for the misconduct, negligence or for the supervision of any of the Indenture Trustee's agents or attorneys appointed with due care by the Indenture Trustee hereunder or that of the Originator, the Servicer or the Issuers; and

               (vii) Whenever in the administration of the provisions of this Indenture or the other Transaction Documents, the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Indenture Trustee, be deemed to be conclusively proved and established by a certificate signed by an Authorized Officer of the Issuers or the Servicer and delivered to the Indenture Trustee and such certificate, in the absence of gross negligence or bad faith on the part of the Indenture Trustee, shall be full warrant to the Indenture Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof; PROVIDED, HOWEVER, nothing contained herein shall delay any action by the Indenture Trustee upon direction of the Majority Holders.

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          Section 7.05   INDENTURE TRUSTEE NOT LIABLE FOR NOTES OR CONTRACTS.
The Notes do not represent an obligation issued by the Indenture Trustee or any Affiliate thereof. The Notes, in accordance with their terms and the terms of this Indenture, provide recourse only to the Pledged Property. The Indenture Trustee does not assume any responsibility for the accuracy of the statements herein or in the Notes (other than as set forth in Section 7.16 and the certificate of authentication on the Notes). The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes (other than the certificate of authentication on the Notes) or of any Contract or related document. The Indenture Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity or enforceability of any security interest in any Equipment or any Contract, to the perfection or priority thereof, or to the ability of the Issuers to pay any Note, the existence or validity of any Contract, the validity of the assignment of any Contract or the related Pledged Property to the Issuers or of any intervening assignment, except as otherwise provided in the Transaction Documents with respect to the review of the Computer Tape or the completeness of any Contract File, other than the documents listed in the List of Contracts provided to the Indenture Trustee (it being understood that neither the Indenture Trustee nor any of its agents have reviewed or intend to review such matters, except as otherwise provided in the Transaction Documents, the sole responsibility for such review being vested in the Issuers or the Servicer, as applicable), the performance or enforcement of any Contract, the compliance by the Issuers with any covenant or the breach by the Originator, the Servicer or the Issuers of any representation or warranty made under the Servicing Agreement, the Receivables Transfer Agreement or in any related document or the accuracy of any such representation or warranty any investment of monies in the Collection Account (except to the extent that the Indenture Trustee, in its individual capacity, is an obligor with respect to any such investment) or any loss resulting therefrom, the acts or omissions of the Servicer or any Obligor, any action of the Servicer taken in the name of the Indenture Trustee, any action by the Indenture Trustee taken at the instruction of the Servicer or the preparation and filing of tax returns for the Issuers. No recourse shall be had for any claim based on any provision of this Indenture, the Notes, or any Contract or assignment thereof against BNY Midwest Trust Company or its officers, directors, employees or agents in their individual capacities, and BNY Midwest Trust Company or its officers, directors, employees or agents shall not have any personal obligation, liability or duty whatsoever to any Noteholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Issuers or any indemnitor who shall furnish indemnity as provided herein, except for such liability as is determined to have resulted from the Indenture Trustee's own gross negligence or willful misconduct. The Indenture Trustee shall not be accountable for the use or application by the Issuers of any of the Notes or the proceeds of the Notes or for the use or application of any funds paid to the Servicer in respect of the Contracts.

          Section 7.06 INDENTURE TRUSTEE MAY OWN NOTES. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes with the same rights as it would have if it were not Indenture Trustee, subject to the definition of the term "Noteholder" in Annex A hereto.

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          Section 7.07   INDENTURE TRUSTEE'S FEES AND EXPENSES.

          (a)  Each of the Issuers jointly and severally agrees:

               (i) to pay to the Indenture Trustee, pursuant to Section 3.04(b)(I)(i) or Section 3.04(b)(II)(i), as applicable, on each Payment Date reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust); and

               (ii) except to the extent otherwise expressly provided herein, to reimburse the Indenture Trustee, pursuant to Section 3.04(b)(I)(i) or
     Section 3.04(b)(II)(i), as applicable, upon its request, for all reasonable out-of-pocket expenses incurred by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and expenses and disbursements of any of its agents and counsel), except any such expense as may be attributable to its gross negligence, bad faith or willful misconduct.

          (b) The Issuers' obligations under this Section 7.07 shall survive the termination of this Indenture or the earlier resignation or removal of the Indenture Trustee. The Indenture Trustee shall not be entitled to any other or additional compensation or reimbursement, except as expressly provided herein or as otherwise agreed from time to time.

          (c) Subject to Section 7.09 hereof, the failure by the Issuers to pay to the Indenture Trustee any compensation or other expenses shall not relieve the Indenture Trustee of its obligations hereunder.

          (d) In the event the Indenture Trustee performs services or incurs expenses in the context of a proceeding described in Sections 6.02 of the Servicing Agreement, the fees for such services and such expenses shall be considered expenses of administration for the purposes of any bankruptcy laws or laws relating to creditors rights generally.

          Section 7.08 ELIGIBILITY REQUIREMENTS FOR INDENTURE TRUSTEE. The Indenture Trustee hereunder shall at all times be organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or State authority; PROVIDED, HOWEVER, that no entity shall qualify as Indenture Trustee hereunder to the extent that such qualification would, in itself, affect any then current rating of the Notes by the Rating Agencies. If such entity publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.08, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Any successor Indenture Trustee's deposit ratings shall be at least "investment grade" by the Rating Agencies. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section
7.09 hereof.

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          Section 7.09   RESIGNATION OR REMOVAL OF INDENTURE TRUSTEE.

          (a) The Indenture Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Issuers, and each Noteholder, which resignation will not become effective until such time as a successor Indenture Trustee has been appointed in accordance with the provisions of this Section 7.09. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Indenture Trustee acceptable to the Majority Holders, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Indenture Trustee and one copy to the successor Indenture Trustee. If no successor Indenture Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (b) If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 hereof and shall fail to resign after written request therefor by the Servicer, or the Majority Holders, if at any time the Indenture Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then the Servicer shall, at the direction of the Majority Holders, remove the Indenture Trustee. Notwithstanding anything in this Indenture to the contrary, the Majority Holders shall have the right to remove the Indenture Trustee for "cause". For purposes of this section, "cause" shall mean (i) the gross negligence, bad faith or willful misconduct of the Indenture Trustee in the performance of its duties under this Indenture or
(ii) the failure or unwillingness of the Indenture Trustee to perform its duties under this Indenture. In the event that the Indenture Trustee is removed by the Majority Holders pursuant to this Section, the removal and substitution procedures set forth in this Section 7.09 and Section 7.10 hereof shall be followed.

          (c) Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to this Section 7.09 shall not become effective until acceptance of appointment by the successor Indenture Trustee as provided in Section 7.10 hereof. Notice of the resignation or removal of the Indenture Trustee shall be given in writing to the Rating Agencies by the Servicer. In the event no successor Indenture Trustee has been appointed within 30 days of the resignation or removal of the Indenture Trustee, the Indenture Trustee or the Majority Holders of the Notes may petition a court of competent jurisdiction to appoint a successor Indenture Trustee.

          Section 7.10   SUCCESSOR INDENTURE TRUSTEE.

          (a)  Any successor Indenture Trustee appointed as provided in Section
7.09 hereof shall execute, acknowledge and deliver to the Servicer, the Issuers and predecessor Indenture Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Indenture Trustee shall become effective, and such successor Indenture Trustee, without any further act, deed or conveyance, shall become fully

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vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Indenture Trustee. The predecessor Indenture Trustee shall deliver to the successor Indenture Trustee all documents and statements held by it hereunder. The Servicer, the Issuers and the predecessor Indenture Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Indenture Trustee all such rights, powers, duties and obligations. The predecessor Indenture Trustee shall not be liable for the acts or omissions of any successor Indenture Trustee hereunder.

          (b) No successor Indenture Trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor Indenture Trustee shall be eligible as the Indenture Trustee under the provisions of Section 7.08 hereof, and as a successor Servicer under the provisions of Section 6.02 of the Servicing Agreement.

          (c) Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 7.10, the Servicer shall mail notice of the succession of such Indenture Trustee hereunder to all Noteholders at their addresses as shown in the Note Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by such successor Indenture Trustee, then the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Servicer.

          Section 7.11 MERGER OR CONSOLIDATION OF INDENTURE TRUSTEE. Any entity into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion, or consolidation to which the Indenture Trustee shall be a party, or any entity succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such entity shall be eligible under the provisions of Section 7.08 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 7.12 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of Pledged Property or any Equipment may at the time be located, the Indenture Trustee shall execute and deliver all instruments to appoint one or more Persons approved by the Indenture Trustee to act as co-Indenture Trustee or co-Indenture Trustees, jointly with the Indenture Trustee, or separate Indenture Trustee or separate Indenture Trustees, to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders such title to the Pledged Property, or any part thereof, and, subject to the other provisions of this Section 7.12, such powers, duties, obligations, rights and trusts as the Servicer, the Issuers and the Indenture Trustee may consider necessary or desirable; PROVIDED, HOWEVER, that if there is a conflict between the Issuers and the Indenture Trustee regarding the appointment of a co-Indenture Trustee or separate Indenture Trustee, the decision of the Indenture Trustee shall prevail. If the Servicer shall not have joined in such

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appointment within 15 days after the receipt by it of a request so to do, or in the case an Event of Servicing Termination shall have occurred and be continuing, the Indenture Trustee alone shall have the power to make such appointment; PROVIDED, HOWEVER, that if the Issuers shall not have joined in such appointment within 15 days after the receipt by them of a request so to do, the Indenture Trustee alone shall have the power to make such appointment. No co-Indenture Trustee or separate Indenture Trustee hereunder shall be required to meet the terms of eligibility as a successor Indenture Trustee under Section
7.08 hereof, and no notice to Noteholders of the appointment of any co-Indenture Trustee or separate Indenture Trustee shall be required under Section 7.10 hereof.

          (b) Every separate Indenture Trustee and co-Indenture Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) All rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate Indenture Trustee or co-Indenture Trustee jointly (it being understood that such separate Indenture Trustee or co-Indenture Trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Indenture Trustee hereunder or as successor to the Servicer hereunder), the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Pledged Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Indenture Trustee or co-Indenture Trustee but solely at the direction of the Indenture Trustee;

               (ii) No separate Indenture Trustee or co-Indenture Trustee hereunder shall be personally liable by reason of any act or omission of any other separate Indenture Trustee or co-Indenture Trustee hereunder; and

               (iii) The Indenture Trustee may at any time accept the resignation of or remove any separate Indenture Trustee or co-Indenture Trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate Indenture Trustees and co-Indenture Trustees, as effectively as if given to each of them. Every instrument appointing any separate Indenture Trustee or co-Indenture Trustee shall refer to this Indenture and the conditions of this
Article VII. Each separate Indenture Trustee and co-Indenture Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee and a copy thereof given to the Servicer and the Issuers.

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          (d)  Any separate Indenture Trustee or co-Indenture Trustee may at any
time constitute the Indenture Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate Indenture Trustee or co-Indenture Trustee shall die, become incapable of acting, resign or be removed, then all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor separate Indenture Trustee or successor co-Indenture Trustee.

          (e) The Indenture Trustee shall be responsible for the payment of any fees or expenses of any separate Indenture Trustee or co-Indenture Trustee, which fees and expenses shall be reimbursable to the Indenture Trustee pursuant to Section 7.07(a).

          Section 7.13 INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name or in its capacity as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

          Section 7.14 SUITS FOR ENFORCEMENT. In case an Event of Servicing Termination or other default by the Servicer under the Servicing Agreement or under this Indenture shall occur and be continuing, the Indenture Trustee, in its discretion, may, subject to the provisions of 6.04 of the Servicing Agreement, proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

          Section 7.15 UNDERTAKING FOR COSTS. All parties to this Indenture agree (and each holder of any Note by its acceptance thereof shall be deemed to have agreed) that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% of the then outstanding principal balance of the Notes, or to any suit instituted by any Noteholder for the

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enforcement of the payment of the principal of or interest on any Note on or after the maturities for such payments, including the stated maturity as applicable.

          Section 7.16 REPRESENTATIONS AND WARRANTIES OF INDENTURE TRUSTEE. The Indenture Trustee represents and warrants for the benefit of the Noteholders that:

          (a) ORGANIZATION AND GOOD STANDING. The Indenture Trustee is an Illinois corporation duly organized, validly existing and in good standing under the laws of the State of Illinois.

          (b) AUTHORIZATION. The Indenture Trustee has the power, authority and legal right to execute, deliver and perform this Indenture, and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

          (c) BINDING OBLIGATIONS. This Indenture, assuming due authorization, execution and delivery by all other parties thereto, constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and the rights of trust companies in particular and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity.

          (d) ELIGIBILITY. The Indenture Trustee meets the eligibility requirements set forth in Section 7.08.

          Section 7.17 TAX RETURNS. In the event the Issuers shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Issuers and shall remit such returns to the Issuers for signature at least five days before such returns are due to be filed. The Indenture Trustee, upon request, will furnish the Servicer with all such information in the possession of the Indenture Trustee as may be reasonably required in connection with the preparation of all tax returns of the Issuers. In no event shall the Indenture Trustee in its individual capacity be liable for any liabilities, costs or expenses of the Issuers, the Noteholders or the Servicer arising under any tax law or regulation, including, without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith).

          Section 7.18 SECURITIES ACCOUNTS. The Indenture Trustee hereby represents that in the ordinary course of its business it maintains Securities Accounts for others and is acting in that capacity hereunder as Securities Intermediary. The Indenture Trustee hereby confirms that (i) the Indenture Trustee has established the Accounts, (ii) the Accounts are Securities Accounts to which financial assets are or may be credited, (iii) the Indenture Trustee, subject to the terms

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of this Agreement, shall treat the Noteholders as entitled to exercise the rights that comprise any financial asset credited to the Accounts, (iv) all property delivered to the Indenture Trustee pursuant to this Indenture for deposit to the Accounts will, to the extent specified in this Indenture, promptly be credited to the Accounts and (v) all securities or other property underlying any financial assets credited to the Accounts shall be registered in the name of the Indenture Trustee, endorsed to the Indenture Trustee or in blank or credited to another securities account maintained in the name of the Indenture Trustee and in no case will any financial asset credited to the Accounts be registered in the name of the Issuers, payable to the order of the Issuers or specifically endorsed to the Issuers except to the extent the foregoing have been specially endorsed to the Indenture Trustee or in blank.

          Section 7.19 "FINANCIAL ASSETS" ELECTION. The Indenture Trustee hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a "Financial Asset" within the meaning of Section 8-102(a)(9) of the UCC.

          Section 7.20 ENTITLEMENT ORDERS. If at any time the Indenture Trustee shall receive any Entitlement Order from the Indenture Trustee with respect to the Accounts, the Indenture Trustee shall comply with such Entitlement Order without further consent by the Issuers or any other Person.

                                  ARTICLE VIII

                           EVENTS OF DEFAULT; REMEDIES

          Section 8.01 EVENTS OF DEFAULT. "EVENT OF DEFAULT" wherever used herein means any one of the following events (whatever the reason for such Event of Default and without regard to whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) failure of the Issuers to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the Noteholders, all or part of any payment of interest required to be made under the terms of such Notes or this Indenture on each monthly Payment Date when such amount is due and payable;

          (b) failure of the Issuers to distribute or cause to be distributed to the Indenture Trustee, for the benefit of the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes, as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account or (y) on the Class A Maturity Date, the Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date, the Class E Maturity Date or the Class F Maturity Date, as the case may be, any remaining principal owed on such Class of Notes, and in either case, such failure has not been cured within three Business Days of such Payment Date or Maturity Date, as applicable;

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          (c)  failure on the part of the Issuers to duly observe or perform in any material respect any other covenants or agreements of the Issuers set forth in this Indenture or the other Transaction Documents to which the Issuers are a party, which failure continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure, requiring the situation giving rise to such failure to be remedied, shall have been given to the Issuers by the Indenture Trustee or any Noteholder or (y) the date on which the Issuers have actual knowledge or should have knowledge of such failure or are required pursuant to the terms of this Indenture to provide notice to the Indenture Trustee and the Noteholders of any such failure;

          (d) any representation or warranty made by the Issuers in any Transaction Document shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such breach is not remedied within 30 days (or, if the Issuers shall provide evidence satisfactory to the Indenture Trustee that such breach cannot be cured in the 30 day period and that they are diligently pursuing a cure, 60 days) after the earlier of (x) the Issuers first acquiring knowledge thereof, and (y) the Indenture Trustee's giving written notice thereof to the Issuers;

          (e) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of either of the Issuers in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging either of the Issuers a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of either of the Issuers under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of either of the Issuers or of any substantial part of their respective property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

          (f) the commencement by either of the Issuers of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by either of the Issuers to the entry of a decree or order for relief in respect of such Issuer in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Issuer, or the filing by either of the Issuers of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by either of the Issuers to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of such Issuer or of any substantial part of such Issuer's property, or the making by either of the Issuers of an assignment for the benefit of creditors;

          (g) either of the Issuers becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

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          (h)  failure of the Indenture Trustee to have a first priority, perfected security interest in any portion of the Pledged Property (in accordance with the Filing Requirements) which continues unremedied for a period of two Business Days after the earlier to occur of (x) the date on which written notice of such failure, requiring the situation giving rise to such failure to be remedied, shall have been given to the Issuers by the Indenture Trustee or any Noteholder or (y) the date on which the Issuers have actual knowledge or should have knowledge of such failure or are required pursuant to the terms of the Indenture to provide notice to the Indenture Trustee and the Noteholders of any such failure; or

          (i) there shall have occurred any misappropriation or misapplication of funds or other failure on the part of the Servicer, or any of its Affiliates, to pay or deposit any amounts required to be paid or deposited pursuant to the Servicing Agreement or the Indenture (other than any such instances which, considered singularly or in the aggregate, are immaterial).

          Section 8.02   ACCELERATION OF MATURITY, RESCISSION AND ANNULMENT.

          (a) If an Event of Default occurs and is continuing, then and in every such case the Indenture Trustee, at the written direction of the Majority Holders, shall declare the principal of all of the Notes to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which have been waived by the Issuers, and upon any such declaration such principal (together with all accrued and previously unpaid interest) shall become immediately due and payable. The Indenture Trustee shall give prompt notice to each Noteholder, the Originator, the Servicer and the Rating Agencies of such declaration.

          (b) At any time, after such a declaration of acceleration has been made, but before any sale of the Pledged Property has been made or a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article VIII provided, the Majority Holders, by written notice to the Servicer and the Indenture Trustee, may rescind and annul such declaration and its consequence if monies have been paid or deposited with the Indenture Trustee in a sum sufficient to pay:

               (i)     all overdue installments of interest on all Notes;

               (ii) the principal of any of the Notes which has become due otherwise than by such declaration of acceleration and interest thereon at the applicable Note Rate;

               (iii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Notes at the rate specified therefor in the applicable Notes; and

               (iv) all sums paid or advanced, together with interest thereon, by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

No such rescission shall affect any subsequent default or impair any right consequent thereon. Subsequent to any such declaration of acceleration and so long as such declaration and its

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consequences have not been rescinded and annulled, prior to the exercise by the
Indenture Trustee of the remedies set forth in Section 8.03(b) or (c) hereof, the Indenture Trustee shall give the Noteholders ten days notice of its intention to take such actions.

          Section 8.03 REMEDIES. (a) (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee, if so directed in writing by the Majority Holders, shall do one or more of the following:

               (i) institute, in its own name and as Indenture Trustee, Proceedings for the collection of the entire amount of principal and interest remaining unpaid on the Notes, or under this Indenture in respect of the Notes, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Pledged Property the monies adjudged due;

               (ii) sell the Pledged Property or any portion thereof or rights or interest therein, at one or more sales called and conducted in any manner permitted by law;

               (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Pledged Property securing the Notes; and/or

               (iv) exercise any other remedies of a secured party under the UCC or other applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Noteholders hereunder or under the other Transaction Documents, including delivery of notices to the Obligors of the assignment of the related Contract(s) to the Issuers and delivery of notices to any guarantors of Contracts of the assignment of the related guarantee to the Issuers, and in each case, the pledge of such assigned property to the Indenture Trustee on behalf of the Noteholders.

          (b) Notwithstanding the forgoing, if, at the time of any sale of the Pledged Property solely as a result of the Event of Default set forth in Section 8.01(h) above, there are any Class A Notes, any Class B Notes, any Class C Notes, any Class D Notes, any Class E Notes or any Class F Notes Outstanding, the proceeds of that sale, together with other moneys available, must be at least sufficient to pay in full all outstanding amounts due on that Class subject to the priorities set forth in Section 8.07 below, unless any Person listed in Section 8.07 below otherwise waives receiving the full amount due to that Person; in the case of Notes then owned by HPSC or an Affiliate of HPSC, such Note shall not be considered Outstanding. In the case of the Noteholders of any Class, the unanimous consent of the Holders of that Class is required to accept less than the full amount due on account of that Class.

          Section 8.04 NOTICE OF EVENT OF DEFAULT. Subject to Article VII, within two Business Days after a Responsible Officer of the Indenture Trustee obtains actual knowledge of the occurrence of any Event of Default, the Indenture Trustee shall transmit, by certified mail return receipt requested, hand delivery, overnight courier or facsimile, to the Swap Counterparty

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and all Noteholders, as their names and addresses appear in the Register, notice of such Event of Default, unless such Event of Default shall have been cured or waived.

          Section 8.05 EXERCISE OF POWER BY INDENTURE TRUSTEE. In case an Event of Default has occurred and is continuing to the actual knowledge of a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

          Section 8.06 INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to either of the Issuers or any other obligor upon the Notes or the property of either of the Issuers or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of any Class of Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise:

          (a) to file and prove a claim for all amounts owing and unpaid in respect of the Notes or otherwise owed hereunder and to file such other papers or documents and take such other action including participating as a member, voting or otherwise, in any committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Indenture Trustee and the Noteholders including, in each case, any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, and the Noteholders and their respective agents and counsel) allowed in such judicial Proceeding;

          (b) to petition for lifting of the automatic stay and thereupon to foreclose upon the Pledged Property as elsewhere provided herein; and

          (c) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel.

          Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or to consent or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting, the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

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          Section 8.07   ALLOCATION OF MONEY COLLECTED. Any money collected by
the Indenture Trustee pursuant to the remedies set forth in Section 8.03 (and any funds then held or thereafter received by the Indenture Trustee) shall be applied in the following order, at the date or dates fixed by the Indenture Trustee; PROVIDED, HOWEVER, that the provisions of this Section 8.07 shall not preclude the Indenture Trustee from receiving indemnities satisfactory to it from or on behalf of the Noteholders against the costs, expenses and liabilities it may incur in acting in compliance with the written directions of the Majority Holders; provided, further, that any such indemnities shall not be withheld or offset from the amounts payable to any Noteholders pursuant to clauses FIFTH through SIXTEENTH below:

          First: To the Indenture Trustee under the Indenture, the Indenture Trustee Fees then due and any reasonable out-of pocket expenses due and owing to the Indenture Trustee;

          Second: to the Back-up Servicer, the Back-up Servicer Fee then due and all other amounts owing to the Back-up Servicer;

          Third: to the Servicer, the Servicer Fee then due, together with any accrued and unreimbursed Servicer Advances;

          Fourth: to the Swap Counterparty, the Issuers Swap Payment;

          Fifth: to the Class A Noteholders, the Interest Amount due on the Class A Notes;

          Sixth: to the Class B Noteholders, the Interest Amount due on the Class B Notes;

          Seventh: to the Class C Noteholders, the Interest Amount due on the Class C Notes;

          Eighth: to the Class D Noteholders, the Interest Amount due on the Class D Notes;

          Ninth: to the Class E Noteholders, the Interest Amount due on the Class E Notes;

          Tenth: to the Class F Noteholders, the Interest Amount due on the Class F Notes;

          Eleventh: to the Class A Noteholders, the Outstanding Note Principal Balance of the Class A Notes;

          Twelfth: to the Class B Noteholders, the Outstanding Note Principal Balance of the Class B Notes;

          Thirteenth: to the Class C Noteholders, the Outstanding Note Principal Balance of the Class C Notes;

          Fourteenth: to the Class D Noteholders, the Outstanding Note Principal Balance of the Class D Notes;

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          Fifteenth: to the Class E Noteholders, the Outstanding Note Principal
Balance of the Class E Notes;

          Sixteenth: to the Class F Noteholders, the Outstanding Note Principal Balance of the Class F Notes;

          Seventeenth: to the payment of all reasonable costs and expenses incurred by any Noteholder in connection with the enforcement of its rights under the Notes or any Transaction Documents, ratably, without preference or priorities of any kind;

          Eighteenth: to the Indenture Trustee, to the payment of any other amounts due to the Indenture Trustee under the Indenture;

          Nineteenth: to the Swap Counterparty, any amounts relating to the Swap Termination Payments; and

          Twentieth: to the Issuers, any remaining amounts, PRO RATA, in accordance with their respective percentage ownership interest in the Contracts.

          Section 8.08 WAIVER OF EVENTS OF DEFAULT. (a) (a) The holders of 66-2/3% of the then outstanding principal balance of the Notes may, by one or more instruments in writing to the Indenture Trustee, waive any Event of Default hereunder and its consequences, except a continuing Event of Default:

               (i) in respect of the payment of the principal of or interest on any Note (which may only be waived by the Holder of such Note), or

               (ii)    in respect of a covenant or provision hereof which under
     Article XI cannot be modified or amended without the consent of the Holder of each Note outstanding affected (which only may be waived by the Holders of all Notes outstanding affected).

          (b) Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

          Section 8.09 LIMITATION ON SUITS. No Holder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (b) the Majority Holders shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

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          (c)  such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Indenture Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

          (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 30 day period by the Majority Holders;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

          Section 8.10 UNCONDITIONAL RIGHT OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provision in this Indenture, the Noteholders shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal and interest becomes due and payable in accordance with the terms of this Indenture (including, without limitation, the limitation on such payments to the extent of Available Funds on each Payment Date) and, with the consent of the Majority Holders, to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

          Section 8.11 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy in accordance with the terms of this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adverse to the Indenture Trustee or to such Noteholder, then and in every such case, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies hereunder shall continue as though no such Proceeding has been instituted.

          Section 8.12 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 8.13 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the

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Indenture Trustee or the Noteholders, or any of them, may be exercised from time to time, as often as may be deemed expedient, by the Indenture Trustee or the Noteholders.

          Section 8.14 CONTROL BY MAJORITY HOLDERS. The Majority Holders shall have the right to direct in writing the decision whether to conduct, and the time, method and place of conducting, any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes; PROVIDED, that:

          (a) such direction shall not be in conflict with any rule of law or with this Indenture; and

          (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; PROVIDED, HOWEVER, that the Indenture Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Holders not consenting.

          Section 8.15   SALE OF PLEDGED PROPERTY.

          (a) The power to effect any sale pursuant to Section 8.03 hereof shall not be exhausted by any one or more sales as to any portion of the Pledged Property remaining unsold, but shall continue unimpaired until the entire Pledged Property securing the Notes shall have been sold or all amounts payable under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale.

          (b) Any Noteholder may bid for and acquire any portion of the Pledged Property securing the Notes in connection with any sale thereof.

          (c) Each of the parties hereby covenants and agrees that a sale of the entirety of the Contracts, the Equipment and any other collateral servicing the Contracts by a public sale held not less than ten days after notice thereof is commercially reasonable.

          (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, provided to it by the Servicer, transferring its interest (without representation, warranty or recourse) in any portion of the Pledged Property in connection with a sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuers to transfer and convey its interest in any portion of the Pledged Property in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          Section 8.16 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be

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impaired by the recovery of any judgment by the Indenture Trustee against the
Issuers or the Transferors or by the levy of any execution under such judgment upon any portion of the Pledged Property or upon any of the assets of the Issuers or the Transferors.

          Section 8.17 CERTAIN RIGHTS OF THE HOLDERS OF THE SUBORDINATE NOTES. Notwithstanding anything to the contrary set forth herein or in the Servicing Agreement, the holders representing at least 66-2/3% of the Outstanding Note Balances of the Subordinate Notes may petition the Indenture Trustee to enforce against the Issuers or the Servicer any covenants or agreements made by the Servicer or the Issuers, in the event that the Servicer or the Issuers are then in default thereunder. The Indenture Trustee may require such petitioning Subordinate Noteholders to post a reasonable indemnity before the Indenture Trustee is required to act on such petition. In no event shall the cost of any such enforcement be borne by any Class A Noteholder. The Subordinate Noteholders will not have the right, independently (unless they then constitute the Majority Holders and the Majority Holders are otherwise then permitted to do so) to declare an Event of Servicing Termination or an Event of Default or otherwise accelerate the Notes or exercise any remedies or require the exercise of any remedies with respect thereto.

          Section 8.18 ACTION BY MAJORITY HOLDERS. In the event action is required to be taken by the Majority Holders, the Noteholders may hold a meeting to consider any matter affecting their interests, which meetings can be conducted via a telephone conference call. In lieu of such meeting, the Majority Holders may act by written consent.

                                   ARTICLE IX

                                   TERMINATION

          Section 9.01   OPTIONAL REDEMPTION OF NOTES; FINAL DISPOSITION OF
FUNDS.

          (a) On any Payment Date on which the Aggregate Outstanding Contract Balance (after taking into account payments made on such Payment Date) is less than ten percent (10%) of the sum of (x) the Aggregate Outstanding Contract Balance as of the Closing Date and (y) the Original Pre-Funded Amount (which as of the Closing Date, the Servicer hereby represents is the level at which the Servicer reasonably believes that servicing the Contracts on behalf of the Noteholders would be economically inefficient), the Servicer shall have the option to redeem the Notes in whole by depositing or causing to be deposited into the Collection Account the sum of (i) the Outstanding Note Principal Balance of the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, (ii) the Interest Amounts on the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes, due as of such Payment Date and (iii) all amounts owing to the Indenture Trustee and the Servicer pursuant to this Indenture and the Servicing Agreement as of such Payment Date. In the event that the Servicer elect to redeem the Notes in accordance with this Section 9.01(a), the Servicer shall be required to notify the Indenture

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Trustee in writing by no later than five Business Days prior to a notice required to be sent by the Indenture Trustee pursuant to Section 9.01(b).

          (b) Notice of any redemption pursuant to Section 9.01(a) shall be given promptly by the Indenture Trustee, by letter to the Noteholders, mailed not later than the 10th day of the month immediately preceding the month of such final Payment Date, and the Indenture Trustee shall request the Luxembourg Paying and Transfer Agent to publish a notice of such redemption in the Luxemberger Wort (or in the event the Luxemberger Wort is unavailable, in another newspaper of general circulation in Luxembourg) no later than such 10th day, in each case specifying (i) the Payment Date upon which final payment of the Notes will be made, (ii) the scheduled amount of any such final payment,
(iii) that interest shall cease to accrue on the Notes on such final Payment Date and (iv) the address for presentation of the Notes for final payment. On such final Payment Date, the Indenture Trustee shall cause to be distributed the amounts otherwise distributable on such Payment Date pursuant to Section 3.04 hereof, taking into account the redemption pursuant to Section 9.01(a). After such Payment Date, interest on the Notes shall cease to accrue.

          (c) In the event that any amount due to any Noteholder remains unclaimed, the Servicer shall, at its expense, cause to be published once, in the eastern edition of THE WALL STREET JOURNAL, notice that such money remains unclaimed. If, within two years after such publication, such amount remains unclaimed, the Issuers shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Indenture Trustee upon written direction from the Servicer shall transfer such funds to the Issuers and shall be discharged of any responsibility for such funds and, the Noteholders shall look only to the Issuers for payment.

                                    ARTICLE X

                         Noteholders' Lists and Reports

          Section 10.01 NOTE REGISTRAR TO FURNISH TO INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Note Registrar will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Note Registrar shall furnish to the Issuers in writing upon their written request and at such other times as the Issuers may request a copy of the list of Noteholders.

          Section 10.02 PRESERVATION OF INFORMATION. The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders

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contained in the most recent list furnished to the Indenture Trustee and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar.

          Section 10.03 COMPLIANCE CERTIFICATES AND OPINIONS, ETC. Upon any application or request by the Issuers to the Indenture Trustee to take any action under any provision of this Indenture, the Issuers shall furnish to the Indenture Trustee (i) an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

                                   ARTICLE XI

                               THE SWAP AGREEMENT

          Section 11.01 AMOUNTS RECEIVED. Immediately upon receipt, the Indenture Trustee shall deposit all amounts received in respect of the Swap Agreement into the Collection Account.

          Section 11.02  SWAP COUNTERPARTY DOWNGRADE EVENT.

          (a) If the Indenture Trustee shall have been notified in writing or any Responsible Officer of the Indenture Trustee shall have actual knowledge that a Swap Counterparty Downgrade Event shall have occurred, then the Indenture Trustee shall deliver a notice to the Swap Counterparty requiring the Swap Counterparty to immediately (and in no

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event later than 30 days of such Swap Counterparty Downgrade Event) seek a
Replacement Transaction or a Collateral Arrangement.

          Section 11.03 NOTICES. Upon notice or knowledge of any termination event under the Swap Agreement, any party hereto shall promptly provide notice to the other parties hereto and the Swap Counterparty. So long as the Swap Agreement has not been terminated, the Swap Counterparty shall be entitled to all notices which the Holders of the Floating Rate Notes would be entitled to receive.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

          Section 12.01  AMENDMENT.

          (a) This Indenture may be amended from time to time by the Issuers, the Servicer, the Originator and the Indenture Trustee, without the consent of any of the Noteholders, to cure any ambiguity herein; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel acceptable to the Indenture Trustee and the Noteholders, adversely affect in any respect the interests of any Noteholder.

          (b) This Indenture may also be amended from time to time by the Issuers, the Servicer, the Originator and the Indenture Trustee with the consent of the Majority Holders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Noteholders and any provisions hereof may be waived with the consent of the Majority Holders; PROVIDED, HOWEVER, that no such amendment or waiver shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that are required to be made on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage required to consent to any such amendment or waiver, without the consent of the Holders of all Notes then outstanding and to the extent that the Class A-1 Notes are so affected, the consent of the Swap Counterparty.

          (c)  Prior to the effectiveness of any amendment or waiver under
Section 12.01(a) or (b), as applicable, the Rating Agencies shall have confirmed in writing their respective ratings of the Notes.

          (d) Promptly after the execution of any such amendment or waiver, the Indenture Trustee shall furnish a written copy of the text of such amendment or waiver (and any consent required with respect thereto) to each Noteholder and the Rating Agencies.

          (e) Approval of the particular form and substance of any proposed amendment, waiver or consent shall be necessary for the consent of the Noteholders under Section 12.01(b). The manner of obtaining such approval, amendment, waiver or consents and of evidencing the authorization of the execution thereof by the Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

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          (f)  The Indenture Trustee shall be entitled to receive an Officers'
Certificate and an Opinion of Counsel to the effect that all conditions precedent to the amendment of this Indenture have been satisfied. The Indenture Trustee may, but shall not be obligated to, execute and deliver any such amendment which affects that Indenture Trustee's rights, powers, immunities or indemnifications hereunder.

          Section 12.02  LIMITATION ON RIGHTS OF NOTEHOLDERS.

          (a) The death, dissolution or incapacity of any Noteholder shall not operate to terminate this Indenture nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Issuers, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) It is understood and intended, and expressly covenanted by each Noteholder with every other Noteholder and the Indenture Trustee, that no one or more Holders of Notes shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Indenture to affect, disturb or prejudice the rights of the Holders of any other of the Notes, to obtain or seek to obtain priority over or preference to any other Holder of the same class of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders of the same class. For the protection and enforcement of the provisions of this Section 12.02, each and every Noteholder shall be entitled to such relief as can be given either at law or in equity, but solely to the extent such Noteholder is otherwise permitted to such relief under any other express provision of this Indenture.

          Section 12.03 COUNTERPARTS. For the purpose of facilitating the execution of this Indenture and for other purposes, this Indenture may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          Section 12.04 GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS OF ANY STATE.

          Section 12.05 NOTICES. All demands, notices, instructions, directions and communications hereunder (other than periodic communications of a routine nature made in connection with the dissemination of information regarding the Pledged Property, the Servicer and the Issuers required to be delivered hereunder, which shall be delivered or mailed by first class mail or facsimile transmission) shall be in writing, personally delivered or mailed by overnight courier, and shall be deemed to have been duly given upon receipt (a) in the case of the Servicer, at 60 State Street, Boston Massachusetts 02109-1803,
Attention: Rene Lefebvre, telephone 800-225-2488, telecopy 800-526-0259, (b) in the case of the Originator to HPSC at 60 State Street, Boston Massachusetts 02109-1803, Attention: Rene Lefebvre, telephone 800-225-2488,

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telecopy 800-526-0259, (c) in the case of the Issuers, if to LLC I, at 60 State
Street, Suite 3520, Boston Massachusetts 02109-1803, Attention: Stephen Ballou, telephone 617-973-4005, telecopy 800-526-0259, and if to LLC II, at 60 State Street, Suite 3520, Boston Massachusetts 02109-1803, Attention: Stephen Ballou, telephone : 617-973-4006, telecopy 617-723-4786 with a copy to the Originator as set forth in clause (b) above, (d) in the case of the Indenture Trustee, at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, Attention: Structured Finance Services, telephone 312-827-8569, telecopy 312-827-8562, (e) in the case of S&P, at 55 Water Street, 40th Floor, New York, NY 10041, Attention: Asset Backed Surveillance, telephone (212) 438-2000, telecopy (212) 438-2661, (f) in the case of Moody's, at 99 Church Street, New York, New York 10007, Attention:
ABS Monitoring Group, telephone (212) 553-0300, telecopy (212) 298-7139, e-mail:
ServicerReports@moodys.com, (g) in the case of the Initial Purchasers, to Merrill Lynch, Pierce, Fenner & Smith Incorporated at 4 World Financial Center, 10th Floor, New York, NY 10080, Attention: Grant Jones, telephone number (212) 449-2695, telecopy (212) 449-9015; and to ING Financial Markets LLC at 1350 Avenue of the Americas, New York, NY 10019, Attention: Andrew Yuder, telephone
(646) 424-7043, telecopy (646) 424-6251 and (h) in the case of the Luxembourg Paying and Transfer Agent, Kredietbank S.A. Luxembourgeoise, 43, Boulevard Royal, L-2955, Luxembourg, telephone number (352) 4797 73 951, telecopy (352) 4797 3931. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail or overnight mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in this Indenture shall be conclusively presumed to have been duly given on the fifth Business Day following mailing, whether or not the Noteholder receives such notice. A copy of each notice sent by any party to a Noteholder hereunder shall be promptly sent by such party to each Rating Agency.

          So long as any Notes are listed on the Luxembourg Stock Exchange, the Indenture Trustee shall direct the Luxembourg Paying and Transfer Agent to cause all notices intended for receipt by Noteholders to be published in the Luxemberger Wort. In the event the Luxemberger Wort is unavailable, the Indenture Trustee shall direct the Luxembourg Paying and Transfer Agent to select another newspaper of general circulation in Luxembourg.

          Section 12.06 WAIVER OF JURY TRIAL. The Issuers, the Servicer, the Originator and the Indenture Trustee each hereby waive any right to have a jury participate in resolving any dispute, sounding in contract, tort, or otherwise arising out of, connected with, related to, or in connection with this agreement. Instead, any dispute resolved in court will be resolved in a bench trial without a jury.

          Section 12.07 SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions, or terms of this Indenture shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Notes or the rights of the Holders thereof.

          Section 12.08 ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02 of the Servicing Agreement, this Indenture may not be

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assigned by the Servicer except with the prior written consent of the Majority
Holders. Notice of any such assignment received by a Responsible Officer of the Indenture Trustee shall be given to the Rating Agencies by the Indenture Trustee.

          Section 12.09 BINDING EFFECT. This Indenture shall inure to the benefit of, and shall be binding upon the Servicer, the Originator, the Issuers, the Indenture Trustee, the Noteholders and their respective successors and permitted assigns, subject, however, to the limitations contained in this Indenture. This Indenture shall not inure to the benefit of any Person other than the Issuers, the Servicer, the Originator, the Indenture Trustee and the Noteholders.

          Section 12.10 SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made herein and in the other documents delivered pursuant hereto shall survive the pledge of the Pledged Property and the issuance of the Notes and shall continue in full force and effect until payment in full of the Notes and all amounts owing to the Indenture Trustee hereunder and under the other Transaction Documents, as applicable.

          Section 12.11 CAPTIONS. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

          Section 12.12 ANNEXES AND EXHIBITS. The Annexes and the Exhibits to this Indenture are hereby incorporated herein and made a part hereof and are an integral part of this Indenture.

          Section 12.13 CALCULATIONS. Except as otherwise provided in this Agreement, including, without limitation, with respect to the calculation of interest on the Floating Rate Notes, all interest rate calculations under this Agreement, including those with respect to the Contracts, will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least seven decimal places.

          Section 12.14 NO PROCEEDINGS. The Servicer, the Originator, the Issuers and the Indenture Trustee each hereby agrees that it will not directly or indirectly institute, or cause to be instituted, against either of the Issuers any bankruptcy or insolvency proceeding so long as there shall not have elapsed one year plus one day since the maturity date of the latest maturing securities of either of the Issuers.

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          IN WITNESS WHEREOF, the Issuers, the Servicer, the Originator and the
Indenture Trustee have caused this Indenture to be duly executed by their respective officers, all as of the day and year first above written.

                           HPSC GLOUCESTER FUNDING 2003-1 LLC I, as Issuer

                           By:  /s/ Rene Lefebvre
                              ---------------------------
                              Name:  Rene Lefebvre
                              Title: Manager

                           HPSC GLOUCESTER FUNDING 2003-1 LLC II, as
                             Issuer

                           By:  /s/ Rene Lefebvre
                              ---------------------------
                              Name:  Rene Lefebvre
                              Title: Manager

                           HPSC, INC.,
                             as Servicer

                           By:  /s/ Rene Lefebvre
                              ---------------------------
                              Name:  Rene Lefebvre
                              Title: Chief Financial Officer

                           HPSC, INC.,
                             as Originator

                           By:  /s/ Rene Lefebvre
                              ---------------------------
                              Name:  Rene Lefebvre
                              Title: Chief Financial Officer

                           BNY MIDWEST TRUST COMPANY, not in its
                             individual capacity but solely as Indenture Trustee

                           By:  /s/ M. Onischak
                              ---------------------------
                              Name:  Marian Onischak
                              Title: Assistant Vice President

                          [Signature Page to Indenture]

                            ANNEX A -- DEFINED TERMS

          "90-DAY DELINQUENT CONTRACT" means, with respect to any Payment Date, a Contract which has been a Delinquent Contract such that a Scheduled Payment thereunder is more than 90 days past due as of the last day of the immediately preceding calendar month (other than Defaulted Contracts).

          "ACCOUNT" means any account established pursuant to Article III of the Indenture.

          "ACCOUNTANT'S STATEMENT" shall have the meaning specified in Section
4.10 of the Servicing Agreement.

          "ADDITION NOTICE" means, with respect to any transfer of Subsequent Contracts to the Issuers pursuant to Section 2.02 of the Receivables Transfer Agreement, notice of HPSC's or Bravo's election to transfer Subsequent Contracts to LLC II, such notice to designate the related Subsequent Transfer Date and the approximate Aggregate Outstanding Contract Balance of the Subsequent Contracts to be transferred on such Subsequent Transfer Date.

          "ADDITIONAL PRINCIPAL AMOUNT" means, with respect to any Payment Date in which the Class Target Principal Balance for a Class of Subordinate Notes is equal to or less than its respective Class Floor Balance on such Payment Date, an amount equal to the lesser of (x) the Aggregate Outstanding Note Principal Balance (after giving effect to distributions of principal on such Payment Date) and (y) the excess, if any, of (i)(A) the Aggregate Outstanding Note Principal Balance plus the Overcollateralization Balance as of the immediately preceding Payment Date (after giving effect to distributions of principal on such preceding Payment Date), minus (B) the sum of the Principal Amounts in respect of all Classes of Notes to be paid on such Payment Date, over (ii) the sum of the Aggregate Outstanding Contract Balance and the Pre-Funded Amount each as of the last day of the immediately preceding Collection Period.

          "ADVANCE PAYMENT" means, with respect to a Contract and a Collection Period, any Scheduled Payment, Final Scheduled Payment or portion of either made by or on behalf of an Obligor and received by the Servicer during such Collection Period, which Scheduled Payment, Final Scheduled Payment or portion thereof does not become due until a subsequent Collection Period.

          "ADVERSE CLAIM" means any lien, security interest, charge, encumbrance or other right or claim of or on any Person's assets or properties which (i) with respect to the Conveyed Assets (other than the Equipment), is in favor of any Person other than either of the Issuers or their respective assignees and
(ii) with respect to the Equipment, is in favor of any Person which is senior to, or in parity with, any lien, security interest, charge, encumbrance, or other right or claim of either of the Issuers or their respective assignees, in each case, including any UCC financing statement or any similar instrument filed against such Person's assets or properties.

          "AFFILIATE" or "AFFILIATED" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or

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otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AGGREGATE INITIAL NOTE PRINCIPAL BALANCE" means the aggregate of the Initial Class A Note Principal Balance, the Initial Class B Note Principal Balance, the Initial Class C Note Principal Balance, the Initial Class D Note Principal Balance, the Initial Class E Note Principal Balance and the Initial Class F Note Principal Balance.

          "AGGREGATE OUTSTANDING CONTRACT BALANCE" means, at any time of determination, an amount equal to the sum of the Discounted Contract Balances of all Contracts.

          "AGGREGATE OUTSTANDING NOTE PRINCIPAL BALANCE" means the sum of the Outstanding Note Principal Balances for all Classes of Notes.

          "APPLICABLE PROCEDURES" has the meaning specified in Section 5.05(d)(i) of the Indenture.

          "APPLICANT" has the meaning specified in Section 5.08 of the Indenture.

          "APPROVED REPLACEMENT SWAP COUNTERPARTY" shall have the meaning specified in the Swap Agreement.

          "AUTHORIZED OFFICER" means, with respect to each of the Issuers and the Servicer, any officer, manager or agent acting pursuant to a power of attorney of an Issuer or the Servicer, as applicable, who is authorized to act for such Issuer or the Servicer, as applicable, and is identified on the list of Authorized Officers delivered by each of the Issuers and the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "AVAILABLE FUNDS" means, with respect to a Payment Date (i) all Collections held in the Collection Account on the related Determination Date (other than Excluded Amounts inadvertently deposited therein), after taking into account all deposits to be made on such Determination Date in respect of the related Collection Period, (ii) proceeds of any Servicer Advances to be made on the Business Day immediately prior to the Payment Date, (iii) any Purchase Amounts to be deposited by the Originator or the Servicer, as the case may be,
(iv) on each Payment Date on or prior to the termination of the Capitalized Interest Account, the Capitalized Interest Requirement, if any, to the extent such amount shall be on deposit in the Capitalized Interest Account at such time, (v) amounts transferred to the Collection Account from the Residual Payment Account and the Reserve Account pursuant to Sections 3.05 and 3.06 of the Indenture, respectively, (vi) on the Payment Date immediately following the termination of the Pre-Funding Period, the amount on deposit in the Pre-Funding Account at such time, and (vii) payments made by the Swap Counterparty, if any.

          "BACK-UP SERVICER" means BNY Asset Solutions LLC, a Delaware limited liability company, its successors and assigns.

          "BACK-UP SERVICER FEE" means, with respect to any Payment Date, an amount equal to the product of (a) one-twelfth (or, with respect to the initial Payment Date, a fraction the numerator of which is the actual number of days elapsed since and including the Closing Date, and the denominator of which is 360) of the Back-up Servicer Fee Rate and (b) the Aggregate Outstanding Contract Balance as of the beginning of the immediately preceding Collection Period, or with respect to the initial Payment Date, as of the Closing Date.

          "BACK-UP SERVICER FEE RATE" means 0.07% per annum.

          "BANKRUPTCY CODE" means the Bankruptcy Code of 1978, as amended, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be in effect from time to time.

          "BASE PRINCIPAL AMOUNT" means, with respect to any Payment Date, an amount equal to the sum of (i) the excess of (x) the sum of (a) the Aggregate Outstanding Contract Balance and (b) the amount on deposit in the Pre-Funding Account, in each case, as of the close of business on the last day of the second preceding Collection Period over (y) the sum of (a) the Aggregate Outstanding Contract Balance and (b) the amount on deposit in the Pre-Funding Account, in each case, as of the close of business on the last day of the related Collection Period (plus, on the Second Payment Date following the end of the Pre-Funding Period only, any amounts previously included in the Base Principal Amount in respect of clause (ii) hereof), and (ii) on the Payment Date immediately following the end of the Pre-Funding Period, the funds remaining on deposit in the Pre-Funding Account (after withdrawal of Pre-Funding Earnings in accordance with the Indenture).

          "BASE PRINCIPAL DISTRIBUTION AMOUNT" means with respect to a Class of Notes and any Payment Date (i) for the Class A Notes, an amount equal to the product of (x) the Class Percentage Interest for the Class A Notes and (y) the Base Principal Amount for such Payment Date and (ii) for a Class of Notes other than the Class A Notes, the amount necessary to reduce the Outstanding Note Principal Balance of such Class of Notes to the greater of (a) the Class Target Principal Balance for such Class and (b) the Class Floor Balance for such Class of Notes.

          "BENEFIT PLAN" means an "employee benefit plan" as defined in Section 3(3) of ERISA, or any other "plan" as defined in Section 4975(e)(1) of the Code, that is subject to the prohibited transaction rules of ERISA or of Section 4975 of the Code or any plan that is subject to any Similar Law.

          "BRAVO" means HPSC Bravo Funding, LLC, a Delaware limited liability company.

          "BRAVO DOCUMENTS" means the organizational documents of Bravo.

          "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, in the city and State where the Indenture Trustee's principal corporate trust office is located, or in the city and State where the Servicer's principal office is located, are authorized or obligated by law, executive order or governmental decree to be closed; PROVIDED, HOWEVER, that the Servicer shall, from time to time, deliver written notice to the other parties hereto, of any differences in Business Days between the States of Illinois (or any other state where the Indenture Trustee has its principal office), Massachusetts (or any other state where the Servicer has its principal office) and New York.

          "CAPITALIZED INTEREST ACCOUNT" means the Eligible Bank Account established and maintained pursuant to Section 3.02(b) of the Indenture.

          "CAPITALIZED INTEREST ACCOUNT DEPOSIT" means $2,568,841.88.

          "CAPITALIZED INTEREST EARNINGS" means, with respect to any Payment Date, the actual Investment Earnings then on deposit in the Capitalized Interest Account.

          "CAPITALIZED INTEREST REQUIREMENT" means, with respect to any Payment Date, an amount equal to the sum of the following:

     (a) during the Pre-Funding Period, the product of (i) the amount on deposit in the Pre-Funding Account on the last day of the immediately preceding Collection Period, (ii) the Discount Rate, and (iii) a fraction equal to (x) with respect to the initial Payment Date, 20/360 and (y) with respect to any other Payment Date, 30/360,

     (b) on the Payment Date occurring in April 2003 and May 2003 only, the product of (i) the sum of the Discounted Contract Balances of all Initial Contracts on the Closing Date, (ii) the Discount Rate, and (iii) a fraction equal to (x) with respect to the initial Payment Date, 20/360 and (y) with respect to any other Payment Date, 30/360, and

     (c) the product of (i) the sum of the Discounted Contract Balances of all Contracts acquired by the Issuers during the Pre-Funding Period for which Scheduled Payments for the immediately preceding Collection Period were not acquired by the Issuers and (ii) the Discount Rate divided by 12.

          "CASUALTY LOSS" means, with respect to a Contract, any loss, theft, condemnation, governmental taking, destruction, or damage beyond repair of any item of Collateral subject thereto which results, in accordance with the terms of the Contract, in a reduction in the number or amount of any future Scheduled Payments due thereunder or in the termination of the Obligor's obligation to make future Scheduled Payments thereunder.

          "CLASS" means all of the Class A Notes, all of the Class B Notes, all of the Class C Notes, all of the Class D Notes, all of the Class E Notes or all of the Class F Notes, as applicable.

          "CLASS A MATURITY DATE" means March 20, 2010, or if such day is not a Business Day, the immediately following Business Day.

          "CLASS A NOTE" means, as the context shall require, any one of or collectively, the Class A-1 Notes or the Class A-2 Notes.

          "CLASS A-1 NOTE" means any one of the Class A-1 Notes executed by the Issuers and authenticated by the Indenture Trustee in accordance with the Indenture.

          "CLASS A-2 NOTE" means any one of the Class A-2 Notes executed by the Issuers and authenticated by the Indenture Trustee in accordance with the Indenture.

          "CLASS A NOTEHOLDER" means the Person in whose name a Class A Note is registered in the Register held by the Note Registrar (other than the Originator, the Servicer, any of the Transferors and any of the Issuers).

          "CLASS B FLOOR BALANCE" means, for any Payment Date, (a) 4.8750% of the sum of (i) the Aggregate Outstanding Contract Balance of the Initial Contracts as of the Initial Cut-Off Date and (ii) the Original Pre-Funded Amount, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Note Principal Balances of the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes and the Overcollateralization Balance as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date), minus (d) the amount on deposit in the Reserve Account (after giving effect to withdrawals to be made on such Payment Date in respect of Required Distributions specified in clauses (i) through (x) in Section 3.04(b)(I) or Section 3.04(b)(II) of the Indenture, as applicable).

          "CLASS B MATURITY DATE" means May 20, 2010, or if such day is not a Business Day, the immediately following Business Day.

          "CLASS B NOTE" means any one of the class B Notes executed by the Issuers and authenticated by the Indenture Trustee in accordance with the Indenture.

          "CLASS B NOTEHOLDER" means the Person in whose name a Class B Note is registered in the Register held by the Note Registrar (other than the Originator, the Servicer, any of the Transferors and any of the Issuers).

          "CLASS C FLOOR BALANCE" means, for any Payment Date, (a) 3.6875% of the sum of (i) the initial Aggregate Outstanding Contract Balance of the Initial Contracts as of the initial Cut-Off Date and (ii) the Original Pre-Funded Amount, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Note Principal Balances of the Class D Notes, the Class E Notes and the Class F Notes and the Overcollateralization Balance as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date), minus
(d) the amount on deposit in the Reserve Account (after giving effect to withdrawals to be made on such Payment Date in respect of Required Distributions specified in clauses (i) through (x) in Section 3.04(b)(I) or Section 3.04(b)(II) of the Indenture, as applicable); provided, however, that if the Outstanding Note Principal Balance of the Class B Notes is less than or equal to the Class B Floor Balance on such Payment Date, the Class C Floor Balance will equal the Outstanding Note Principal Balance of the Class C Notes on the immediately prior Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date).

          "CLASS C MATURITY DATE" means June 20, 2010, or if such day is not a Business Day, the immediately following Business Day.

          "CLASS C NOTE" means any one of the Class C Notes executed by the Issuers and authenticated by the Indenture Trustee in accordance with the Indenture.

          "CLASS C NOTEHOLDER" means the Person in whose name a Class C Note is registered in the Register held by the Note Registrar (other than the Originator, the Servicer, any of the Transferors and any of the Issuers).

          "CLASS D FLOOR BALANCE" means, for any Payment Date, (a) 2.7500% of the sum of (i) the initial Aggregate Outstanding Contract Balance of the Initial Contracts as of the Initial Cut-Off Date and (ii) the Original Pre-funded Amount, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the sum of the Outstanding Note Principal Balances of the Class E Notes and the Class F Notes and the Overcollateralization Balance as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date), minus (d) the amount on deposit in the Reserve Account (after giving effect to withdrawals to be made on such Payment Date in respect of Required Distribution specified in clauses
(i) through (x) in Section 3.04(b)(I) or Section 3.04(b)(II) of the Indenture, as applicable); provided, however, that if the Outstanding Note Principal Balance of the Class C Notes is less than or equal to the Class C Floor Balance on such Payment Date, the Class D Floor Balance will equal the Outstanding Note Principal Balance of the Class D Notes on the immediately prior Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date).

          "CLASS D MATURITY DATE" means July 20, 2010, or if such day is not a Business Day, the immediately following Business Day.

          "CLASS D NOTE" means any one of the Class D Notes executed by the Issuers and authenticated by the Indenture Trustee in accordance with the Indenture.

          "CLASS D NOTEHOLDER" means the Person in whose name a Class D Note is registered in the Register held by the Note Registrar (other than the Originator, the Servicer, any of the Transferors and any of the Issuers).

          "CLASS E FLOOR BALANCE" means, for any Payment Date, (a) 2.2500% of the sum of (i) the initial Aggregate Outstanding Contract Balance of the Initial Contracts as of the Initial Cut-Off Date and (ii) the Original Pre-Funded Amount, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the Outstanding Note Principal Balance of the Class F Notes and the Overcollateralization Balance as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date), minus (d) the amount on deposit in the Reserve Account (after giving effect to withdrawals to be made on such Payment Date in respect of Required Distribution specified in clauses (i) through (x) in Section 3.04(b)(I) or Section 3.04(b)(II) of the Indenture, as applicable); PROVIDED, HOWEVER, that if the Outstanding Note Principal Balance of the Class D Notes is less than or equal to the Class D Floor Balance on that Payment Date, the Class E Floor Balance will equal the Outstanding Note Principal Balance of the Class E Notes on the immediately prior Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date).

          "CLASS E MATURITY DATE" means August 20, 2010, or if such day is not a Business Day, the immediately following Business Day.

          "CLASS E NOTE" means any one of the Class E Notes executed by the Issuers and authenticated by the Indenture Trustee in accordance with the Indenture.

          "CLASS E NOTEHOLDER" means the Person in whose name a Class E Note is registered in the Register held by the Note Registrar (other than the Originator, the Servicer, any of the Transferors and any of the Issuers).

          "CLASS F FLOOR BALANCE" means, for any Payment Date, (a) 1.5625% of the sum of (i) the initial Aggregate Outstanding Contract Balance of the Initial Contracts as of the Initial Cut-Off Date and (ii) the Original Pre-Funded Amount, plus (b) the Cumulative Loss Amount with respect to such Payment Date, minus (c) the Overcollateralization Balance as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date), minus (d) the amount on deposit in the Reserve Account (after giving effect to withdrawals to be made on such Payment Date in respect of Required Distributions specified in clauses (i) through (x) in Section 3.04(b)(I) or Section 3.04(b)(II) of the Indenture, as applicable); PROVIDED, HOWEVER, that if the Outstanding Note Principal Balance of the Class E Notes is less than or equal to the Class E Floor Balance on such Payment Date, the Class F Floor Balance will equal the Outstanding Note Principal Balance of the Class F Notes on the immediately prior Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date).

          "CLASS F MATURITY DATE" means July 20, 2011, or if such day is not a Business Day, the immediately following Business Day.

          "CLASS F NOTE" means any one of the class F Notes executed by the Issuers and authenticated by the Indenture Trustee in accordance with the Indenture.

          "CLASS F NOTEHOLDER" means the Person in whose name a Class F Note is registered in the Register held by the Note Registrar (other than the Originator, the Servicer, any of the Transferors and any of the Issuers).

          "CLASS FLOOR BALANCE" means, as the context shall require any of the Class B Floor Balance, the Class C Floor Balance, the Class D Floor Balance, the Class E Floor Balance or the Class F Floor Balance.

          "CLASS PERCENTAGE INTEREST" means, with respect to the Class A Notes, 80.50%, the Class B Notes, 4.75%, the Class C Notes, 3.75%, the Class D Notes, 2.00%, the Class E Notes, 2.75% and the Class F Notes, 0.75%.

          "CLEARSTREAM" shall mean Clearstream Banking, societe anonyme, a limited liability company organized under the laws of Luxembourg.

          "CLASS TARGET PRINCIPAL BALANCE" means, with respect to each Payment Date, and any Class of Notes, an amount equal to the product of (a) the Class Percentage Interest of such Class of Notes and (b) the Aggregate Outstanding Contract Balance as of the applicable Determination Date.

          "CLOSING DATE" means March 31, 2003.

          "CODE" means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder, as the same may be in effect from time to time and any successor thereto.

          "COLLATERAL" means all collateral securing a Contract including without limitation, the Loan Collateral and the Equipment.

          "COLLATERAL ARRANGEMENT" means the posting of collateral by the Swap Counterparty in a form acceptable to the Issuers which is in an amount equal to
(i) the mark-to-market value of the Swap Agreement, (ii) the sum of the amounts of the next floating rate payment by the Swap Counterparty, or (iii) 1.00% of the Outstanding Note Principal Balance of the Floating Rate Notes.

          "COLLECTION ACCOUNT" means the Eligible Bank Account established pursuant to Section 3.01 of the Indenture.

          "COLLECTION ACCOUNT A" has the meaning set forth in Section 3.01 of the Indenture.

          "COLLECTION ACCOUNT B" has the meaning set forth in Section 3.01 of the Indenture.

          "COLLECTION PERIOD" means, with respect to any Payment Date, the period from the opening of business on the first day of the immediately preceding calendar month through the close of business on the last day of such immediately preceding calendar month.

          "COLLECTIONS" means, with respect to any Payment Date and the related Collection Period, all payments received on or with respect to the Contracts or the related Collateral, including, without limitation, Scheduled Payments, Advance Payments, Liquidation Proceeds, Purchase Amounts, Insurance Proceeds, Early Termination Contract Proceeds, proceeds from any Contract subject to a Casualty Loss, Residual Payments, Prepayments, prepayment premiums and penalties and payments under guaranties, all as related to amounts attributable to the Collateral and the Contracts for such Collection Period, but excluding any Excluded Amounts and Servicer Advances.

          "COMPUTER TAPE" means, collectively, the computer tapes generated by the Servicer which provide information relating to the Contracts and which were, or will be, used by the Servicer in selecting the Contracts conveyed to the Issuer pursuant to the Receivables Transfer Agreement and any Subsequent Transfer Agreement.

          "CONTRACT" means each of the Leases and Loans conveyed to LLC I or LLC II, as applicable, evidencing the indebtedness of the related Obligor including, as applicable, schedules, supplements and amendments thereto, under which the Originator leases specified Equipment, or under which an Obligor borrows money and which are identified on the List of Initial Contracts delivered on the Closing Date or, with respect to Subsequent Contracts, on the List of Subsequent Contracts delivered on the related Subsequent Transfer Date or, with respect to Substitute Contracts, on the List of Substitute Contracts delivered on the related Substitute

Transfer Date. As used in the Transaction Documents, the term "Contract" shall include all Collateral and Conveyed Assets related to such Contract

          "CONTRACT FILE" means, with respect to each Contract, (1) a copy of the master Contract, if applicable, (2) the executed original counterpart of the Contract that constitutes "chattel paper" for purposes of Section 9-102(a)(11) of the UCC, (3) if such Contract is a loan and security agreement, the executed original counterpart of the related promissory note and security agreement, (4) an original certificate, executed by an Obligor, evidencing delivery and acceptance of the Equipment or other Collateral, (5) a guaranty, if any, (6) if applicable, evidence of filing or copies of all UCC financing statements filed with respect to the Equipment or other Collateral or the Contract in accordance with the Filing Requirements; all such UCC financing statements shall include either (a) UCC standard forms executed by the debtor (or its attorney-in-fact) and the secured party, as required, or (b) evidence of the electronic filing of such UCC financing statement, (7) copies of any additional Contract documents evidencing any changes or modifications of a Contract by the Servicer in accordance with the terms of the Servicing Agreement, and (8) a copy of any related assignment of any of the foregoing. In addition to the above, and without duplication, each Contract File shall include the Required Contract File Items.

          "CONTRACT MANAGEMENT SYSTEM" means the computerized electronic contract management system maintained by the Servicer for all Contracts and other agreements similar to the Contracts.

          "CONVEYED ASSETS" means the Initial Conveyed Assets, the Subsequent Conveyed Assets and the Substitute Conveyed Assets.

          "CORPORATE TRUST OFFICE" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of this Agreement is specified in Section
12.05 of the Indenture, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Servicer, the Back-up Servicer and the Issuers, or the principal corporate trust office of any successor Indenture Trustee.

          "CREDIT AND COLLECTION POLICIES AND PROCEDURES" means the credit and collection policies and procedures of the Originator and the Servicer, as in effect from time to time.

          "CREDIT FILE" means, with respect to each Contract, the following documents: (a) copies of the Contract, any UCC financing statements and any other documents related to the Contract, (b) the application of the related Obligor, (c) documentation evidencing the information with respect to such Contract input into the Contract Management System and (d) any other information required to be maintained by the Servicer pursuant to its customary policies and procedures.

          "CUMULATIVE LOSS AMOUNT" means, with respect to each Payment Date, an amount equal to the excess, if any, of (a) the difference between (i) the Aggregate Outstanding Note Principal Balance of the Notes as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, plus the Overcollateralization Balance as of the immediately preceding Payment Date and (ii) the lesser of (A) the difference between the Aggregate Outstanding Contract Balances as of the Determination Date applicable to the immediately preceding Payment Date and the Aggregate Outstanding Contract Balances as of the applicable Determination Date and (B) Available Funds remaining after the payment of amounts owing the Servicer and in relation to the Interest Amounts on the Notes on that Payment Date, over (b) the Aggregate Outstanding Contract Balances as of the applicable Determination Date.

          "CUSTODIAN" means Iron Mountain Information Management, Inc., a Delaware corporation.

          "CUSTODIAN FEE" means the fees set out in SCHEDULE B of the Custody Agreement.

          "CUSTODY AGREEMENT" means the Custody Agreement, dated as of March 31, 2003 among the Issuers, the Indenture Trustee, the Custodian and the Servicer.

          "CUSTODY RECEIPT" shall have the meaning specified in the Custody Agreement.

          "CUT-OFF DATE" means, with respect to the Initial Contracts, the Initial Cut-Off Date, with respect to each Subsequent Contract, the related Subsequent Cut-Off Date and with respect to each Substitute Contract, the related Substitute Cut-Off Date.

          "DEFAULTED CONTRACT" means, as of any Determination Date, any Contract
(i) of which a Scheduled Payment thereunder is more than 180 days past due as of the last day of the immediately preceding calendar month, (ii) with respect to which any portion of the Discounted Contract Balance would be written off the Servicer's financial statements or books of account if such Contract was owned by the Servicer or would otherwise be deemed uncollectible or (iii) with respect to which a bankruptcy proceeding has been instituted by or against the related Obligor, or the Issuers, the Originator or any Transferor otherwise has reason to believe, that all amounts owing on such Contract will not be paid in full.

          "DEFAULTED CONTRACT TRIGGER EVENT" shall have occurred and be continuing if, on any Determination Date, the average of the Defaulted Contract Trigger Ratios for such Determination Date and the two immediately preceding Determination Dates exceeds 3.00%.

          "DEFAULTED CONTRACT TRIGGER RATIO" means, as of any Determination Date, (i) the quotient, expressed as a percentage, of (a) the sum of the Discounted Contract Balances of all Defaulted Contracts that became Defaulted Contracts during the related Collection Period, determined as of the last day of the related Collection Period, divided by (b) the Aggregate Outstanding Contract Balance as of the last day of the related Collection Period, multiplied by (ii) 12.

          "DEFINITIVE NOTE" shall have the meaning specified in Section 5.04 of the Indenture.

          "DELINQUENCY TRIGGER EVENT" shall have occurred and be continuing if, on any Determination Date, the average of the Delinquency Trigger Ratios for such Determination Date and the two immediately preceding Determination Dates exceeds 3.40%.

          "DELINQUENCY TRIGGER RATIO" means, as of any Determination Date, the quotient, expressed as a percentage, of (a) the sum of the Discounted Contract Balances of all 90-Day Delinquent Contracts, determined as of the last day of the related Collection Period, divided by (b) the Aggregate Outstanding Contract Balance as of the last day of the related Collection Period.

          "DELINQUENT CONTRACT" means, as of any Determination Date, any Contract (other than a Contract which became a Defaulted Contract prior to such Determination Date) with respect to which any Scheduled Payment was more than one payment past due as of the first day of the month following the month in which such payment was due.

          "DEPOSITORY" means The Depository Trust Company, 55 Water Street, New York, New York 10041 and any successor Depository hereafter named.

          "DETERMINATION DATE" means, with respect to a Payment Date, the 15th of the calendar month in the month in which such Payment Date occurs, or if such day is not a Business Day, the next succeeding Business Day, but in no event shall the Determination Date be less than three Business Days prior to the Payment Date.

          "DIRECT PARTICIPANT" means any broker-dealer, bank or other financial institution for which the Depository holds any Notes from time to time as a securities depositary.

          "DISCOUNT RATE" means 4.635%.

          "DISCOUNTED CONTRACT BALANCE" means, with respect to any Contract on any Determination Date, the sum of the present value of all of the remaining Scheduled Payments becoming due under such Contract after the end of the prior Collection Period, discounted monthly at the Discount Rate in the manner described below, plus any delinquent Scheduled Payments thereon as of the end of such prior Collection Period with respect to which the Servicer has not made a Servicer Advance, discounted monthly at the Discount Rate in the manner described below; PROVIDED, HOWEVER, that the Discounted Contract Balance of any Defaulted Contract (except in the determination of the Defaulted Contract Trigger Ratio) or Early Termination Contract or any Contract purchased by the Originator pursuant to the Indenture, shall be deemed to be equal to zero as of the last day of the related Collection Period; and PROVIDED, FURTHER, that the Discounted Contract Balance of any Substitute Contract shall not include any Scheduled Payments which are due during a Collection Period which is after the Stated Maturity Date for the Class F Notes. The "Discounted Contract Balance" for each Contract shall be calculated assuming (i) Scheduled Payments are due on the first day of each Collection Period commencing on the related Cut-Off Date;
(ii) Scheduled Payments are discounted on a monthly basis using a 30-day month and a 360-day year; and (iii) Scheduled Payments are discounted to the last day of the Collection Period immediately preceding the related Determination Date.

          "EARLY TERMINATION CONTRACT" means any Contract that has terminated pursuant to the terms of such Contract prior to its scheduled expiration date.

          "EARLY TERMINATION CONTRACT PROCEEDS" means any and all cash proceeds or rents realized from the re-lease of Equipment under an Early Termination Contract.

          "ELIGIBLE BANK ACCOUNT" means a segregated trust account, which may be an account maintained with the Indenture Trustee, which is either (a) maintained with a depository institution or trust company whose long-term unsecured debt obligations are rated at least (i) AA- or better by S&P, and (ii) A2 or better by Moody's and whose short-term unsecured obligations are rated at least A-1+ by S&P and P-1 by Moody's, or (b) a segregated trust account or similar account maintained with a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

          "ELIGIBLE INVESTMENTS" means any of the following, in each case as determined at the time of the investment or contractual commitment to invest therein (to the extent such investments would not require the registration of either of the Issuers as an investment company pursuant to the Investment Company Act):

                    negotiable instruments or securities represented by
               instruments in bearer or registered or book-entry form which evidence:

(i) obligations which have the benefit of the full faith and credit of the United States of America, including depository receipts issued by a bank as custodian with respect to any such instrument or security held by the custodian for the benefit of the holder of such depository receipt;

          - demand deposits or time deposits in, or bankers' acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depositary institution authorities; PROVIDED, that at the time of the Indenture Trustee's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits (if any) or long-term unsecured debt obligations (other than such obligations whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company has a credit rating in the Highest Rating Category from each of S&P and Moody's;

          - certificates of deposit having a rating in the Highest Rating Category by S&P and Moody's; or

          - investments in money market funds which are (or which are composed of instruments or other investments which are) rated Aaa by Moody's and in the Highest Rating Category by S&P (including funds for which the Indenture Trustee or any of its Affiliates is investment manager or advisor);

None of the ratings by S&P referenced in clauses (i) through (iv) above shall have an "r" designation.

                    demand deposits in the name of the Indenture Trustee in any depositary institution or trust company referred to in clause
               (a)(ii) above;

                    commercial paper (having original or remaining maturities of no more than 30 days) having a credit rating in the Highest Rating Category by S&P and Moody's;

                    Eurodollar time deposits that are obligations of
               institutions whose time deposits carry a credit rating in the Highest Rating Category by S&P and Moody's;

                    repurchase agreements involving any Eligible Investment
               described in any of clauses (a)(i), (a)(iii) or (d) above, so long as the other party to the repurchase agreement has its long-term unsecured debt obligations rated in the Highest Rating Category by S&P and Moody's; and

                    any other investment with respect to which the Rating Agency
               Condition has been satisfied and to which the Controlling Parties have consented in writing.

          Any Eligible Investments may be purchased by or through the Indenture Trustee and its Affiliates.

          "ENTITLEMENT ORDER" has the meaning set forth in Article 8 of the UCC.

          "EQUIPMENT" means the equipment or inventory leased or sold, as applicable, to an Obligor, or financed pursuant to any Contract.

          "EQUIPMENT COST" means the original invoice price of the Equipment, exclusive of amounts, if any, paid for taxes, warranty extensions or service contracts.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "EUROCLEAR" shall mean Morgan Guaranty Trust Company of New York, Brussels Office, as operator of The Euroclear System, or its successor in such capacity.

          "ESCROW AGREEMENT" means that certain Securitization Escrow Agreement dated as of December 10, 1998, with respect to the Lockbox Account, as amended and supplemented from time to time.

          "EVENT OF DEFAULT" has the meaning specified in Section 8.01 of the Indenture.

          "EVENT OF SERVICING TERMINATION" has the meaning specified in Section
6.01 of the Servicing Agreement.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXCLUDED AMOUNTS" means any payments received from an Obligor in connection with any application fees, tax processing fees, wire transfer fees, express mail fees, filing fees, delivery fees, document preparation fees, insurance premiums, late charges and other penalty amounts (other than penalty interest and prepayment premiums and penalties), taxes, fees or other charges imposed by any Governmental Authority, any indemnity payments made by an Obligor for the benefit of the obligee under the related Contract or any payments collected from an Obligor relating to servicing and/or maintenance payments pursuant to the related Contract or maintenance agreement, as applicable, or any other non-rental charges reimbursable to the Servicer in accordance with the Servicer's customary policies and procedures.

          "EXPIRED CONTRACT" means any Contract that has terminated on its scheduled expiration date and with respect to which all of the Obligor's obligations thereunder have been paid in full.

          "FILING LOCATIONS" means the jurisdictions in which any Equipment is located under Contracts as of the applicable Cut-Off Date.

          "FILING REQUIREMENTS" means (a) a Financing Statement with respect to the assignment of all Contracts and Collateral by the related Transferors to the Issuers pursuant to the Receivables Transfer Agreement, naming the related Transferor as debtor and the related Issuer as secured party and the Indenture Trustee as assignee, (b) a Financing Statement with respect to the pledge by the Issuers, of all Contracts and Collateral to the Indenture Trustee pursuant to the Indenture, (c) with respect to Contracts for Equipment which has an Equipment Cost of greater than $5,000, a Financing Statement in each Filing Location in which such Equipment is located, naming the Obligor as debtor and the Originator as secured party, and (d) with respect to all other Collateral, a Financing Statement in each Filing Location naming the Obligor as debtor and the Originator as secured party.

          "FINAL SCHEDULED PAYMENT" means, with respect to any Contract, any payment set forth in such Contract which is required to be paid by the related Obligor at the maturity of such Contract, to the extent included in the Discounted Contract Balance.

          "FINANCIAL ASSETS" means assets which constitute "financial assets" within the meaning of Financial Accounting Standards Board Statement No. 140 ("Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities").

          "FINANCING STATEMENT" means a form UCC-1 financing statement.

          "FIXED RATE NOTES" means the Class A-2 Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes.

          "FLOATING RATE NOTES" means the Class A-1 Notes.

          "FULL PREPAYMENT" means, with respect to a Contract, a Prepayment which results in the Discounted Contract Balance of such Contract being reduced to zero.

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar function of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

          "GLOBAL NOTE" shall have the meaning specified in Section 5.03 of the Indenture.

          "GOVERNMENTAL AUTHORITY" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal, or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to the jurisdiction of which such Person has consented.

          "HIGHEST RATING CATEGORY" means (i) for S&P (A) with respect to short term obligations, "A-1+" by S&P, and (B) with respect to long term obligations, "AAA" by S&P and (ii) with respect to Moody's as set forth in the table below:

          Maturity                          Aaa-Rated Securities
          --------                          --------------------
          One Month                         A2 or Prime-1
          Three Months                      A1 and Prime-1
          Six Months                        Aa3 and Prime-1
          Over Six Months                   Aaa and Prime-1

          "HOLDER" means the Person in whose name a Note is registered in the Register.

          "HPSC" means HPSC, Inc, a Delaware corporation.

          "INDEBTEDNESS" means, as to any Person, (a) all indebtedness of such Person for borrowed money, (b) all leases of equipment of such Person as Obligor, (c) to the extent not included in clause (b), above, all capital leases of such Person as Obligor, (d) any obligation of such Person for the deferred purchase price of property or services (other than trade or other accounts payable in the ordinary course of business and not more than ninety (90) days past due), (e) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (g) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made.

          "INDENTURE" means the Indenture, dated as of March 31, 2003, among the Issuers, the Originator, the Servicer and the Indenture Trustee, as the same may be amended in accordance with the terms thereof.

          "INDENTURE TRUSTEE" means the institution executing the Indenture and Servicing Agreement as Indenture Trustee, or its successor in interest, and any successor indenture trustee appointed as provided herein, or any successor to the Indenture Trustee's corporate trust business

(or a substantial portion thereof) and initially shall mean BNY Midwest Trust Company, an Illinois corporation and a wholly-owned subsidiary of the Bank of New York.

          "INDENTURE TRUSTEE EXPENSES" means the reasonable expenses of the Indenture Trustee, as set forth in Section 7.07(a)(ii) of the Indenture.

          "INDENTURE TRUSTEE FEE" means, with respect to each Payment Date, the amount specified in the separate fee agreement between the Indenture Trustee and HPSC executed by HPSC on January 16, 2003.

          "INDEPENDENT PUBLIC ACCOUNTANT" means any of (a) Deloitte & Touche,
(b) PricewaterhouseCoopers, (c) Ernst & Young, and (d) KPMG Peat Marwick (and any successors of any of the foregoing); PROVIDED, that such firm is independent with respect to the Servicer or any subservicer, as the case may be, within the meaning of the Securities Act.

          "INDIRECT PARTICIPANT" means any financial institution for whom any Direct Participant holds an interest in a Note.

          "INITIAL CLASS A NOTE PRINCIPAL BALANCE" means $275,310,000.

          "INITIAL CLASS A-1 NOTE PRINCIPAL BALANCE" means $123,310,000.

          "INITIAL CLASS A-2 NOTE PRINCIPAL BALANCE" means $152,000,000.

          "INITIAL CLASS B NOTE PRINCIPAL BALANCE" means $16,245,000.

          "INITIAL CLASS C NOTE PRINCIPAL BALANCE" means $12,825,000.

          "INITIAL CLASS D NOTE PRINCIPAL BALANCE" means $6,840,000.

          "INITIAL CLASS E NOTE PRINCIPAL BALANCE" means $9,405,000.

          "INITIAL CLASS F NOTE PRINCIPAL BALANCE" means $2,565,000.

          "INITIAL CONTRACTS" means the Contracts identified on the List of Initial Contracts delivered on the Closing Date and pledged by LLC I or LLC II, as applicable, to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture, on the Closing Date.

          "INITIAL CONVEYED ASSETS" means, with respect to the Receivables Transfer Agreement, (a) all of the related Transferor's right, title and interest in and to (i) the Equipment related to the Initial Contracts, (except for any licensed products that may accompany such Equipment) and any new unit or units of Equipment substituted for any existing unit or units of such Equipment, and (ii) all other Collateral securing the Initial Contracts, including all income and proceeds upon any sale or other disposition of the related Equipment or such other Collateral, (b) all of the related Transferor's right, title and interest in and to, but not its obligations under, the Initial Contracts and all amendments, additions and supplements including schedules, summary schedules and subschedules made or hereafter made with respect thereto, (c) all monies due in payment of the Initial Contracts on or after the Initial Cut-Off Date, including without limitation, all Scheduled Payments thereunder (whether or not due), any Prepayments, any payments in respect of a casualty or early termination and any Liquidation Proceeds received with respect thereto, but excluding any Excluded Amounts, (d) any guarantees of an Obligor's obligations under each such Contract, (e) the related Contract Files, (f) all Insurance Proceeds relating to the foregoing and the related Transferor's rights and interests in the Insurance Policies relating to the foregoing and (g) all proceeds and income of the foregoing or relating thereto.

          "INITIAL CUT-OFF DATE" means the open of business on April 30, 2003.

          "INITIAL NOTE PRINCIPAL BALANCE" means the Initial Class A-1 Note Principal Balance, the Initial Class A-2 Note Principal Balance, the Initial Class B Note Principal Balance, the Initial Class C Note Principal Balance, the Initial Class D Note Principal Balance, the Initial Class E Note Principal Balance or the Initial Class F Note Principal Balance, as the case may be.

          "INITIAL PURCHASERS" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and ING Financial Markets LLC.

          "INITIAL RESERVE ACCOUNT DEPOSIT" means an amount equal to 1.00% of the sum of the Discounted Contract Balances of the Initial Contracts on the Closing Date.

          "INITIAL SERVICER" means HPSC.

          "INSURANCE POLICY" means, with respect to an item of Equipment or other Collateral and the related Contract, any insurance policy required to be maintained by the Obligor pursuant to such Contract that covers physical damage to such physical Equipment or other Collateral and liability resulting from the use, operation or possession of such Equipment or other Collateral (including policies procured by or on behalf of the Originator or any of its Affiliates on behalf of the Obligor).

          "INSURANCE PROCEEDS" means, with respect to an item of Equipment or other Collateral and the related Contract, any amount received during a Collection Period pursuant to an Insurance Policy issued with respect to such Equipment or other Collateral and related Contract.

          "INTEREST ACCRUAL PERIOD" means, with respect to any Payment Date, for
(i) the Floating Rate Notes shall be the period from and including the immediately preceding Payment Date through but not including such Payment Date (except that the initial Interest Accrual Period for the Floating Rate Notes shall be the period from the Closing Date through but not including the initial Payment Date), and (ii) the Fixed Rate Notes shall be the period from the 20th day of the immediately preceding calendar month to the 19th day of the calendar month in which such Payment Date occurs (except that the initial Interest Accrual Period for the Fixed Rate Notes shall be the period from the Closing Date through April 19, 2003), provided that in the case of any Notes which have been issued as Definitive Notes, the Interest Accrual Period shall be the period from and including the first day of the immediately preceding calendar month through and including the last day of the immediately preceding calendar month (except that the initial Interest Accrual Period for the Definitive Notes shall be the period from the Closing Date through and including the last day of the calendar month in which the Closing Date occurs).

          "INTEREST AMOUNT" means with respect to each Payment Date and a Class of Notes, an amount equal to the sum of (i) interest accrued during the related Interest Accrual Period at the applicable Note Rate on the Outstanding Note Principal Balance of such Class of Offered Notes immediately prior to such Payment Date, and (ii) the amount of unpaid Interest Amounts from prior Payment Dates for such Class of Notes plus, to the extent permitted by law, interest thereon at the applicable Note Rate. The Interest Amount for (i) the Floating Rate Notes will be calculated on the basis of a 360-day year and the actual number of days that elapsed during the related Interest Accrual Period, and (ii) the Fixed Rate Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          "INTEREST DETERMINATION DATE" means, with respect to each Payment Date, the second Business Day prior to commencement of the related Interest Accrual Period. "Business Day" as used in this definition, means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

          "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended (15 U.S.C. 80a-1 et seq.), as the same may be in effect from time to time, or any successor statute thereto.

          "INVESTMENT EARNINGS" means any and all income from the investment of monies held, from time to time, in the Collection Account, the Pre-Funding Account, the Capitalized Interest Account, the Reserve Account and the Residual Payment Account pursuant to Section 3.03 of the Indenture, net of any losses on any investments held in such accounts.

          "IRS" means the Internal Revenue Service and any successor thereto.

          "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of each of the Issuers by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "ISSUERS" means LLC I and LLC II.

          "ISSUERS SWAP PAYMENT" shall mean with respect to any Payment Date, an amount, equal to the product of (i) 3.428% and the Outstanding Note Principal Balance of the Floating Rate Notes immediately prior to application of Available Funds on such Payment Date and (iii) 30/360 (except for the first Payment Date, 20/360).

          "LEASE" means a Contract which is a lease of Equipment.

          "LIBOR" will be determined for any Payment Date on the second business day prior to commencement of the related Interest Accrual Period (each such date, an "INTEREST DETERMINATION DATE"). The Indenture Trustee will determine LIBOR for such Interest Accrual Period on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date.

          As used in this definition of LIBOR: "BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "TELERATE

PAGE 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major bank(s); and "REFERENCE BANKS" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Page 3750 on the Interest Determination Date in question, and (iii) which have been designated as such by the Indenture Trustee.

          On each Interest Determination Date, LIBOR for the applicable Interest Accrual Period will be established by the Indenture Trustee as follows:

          (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0001%).

          (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Interest Accrual Period shall be the higher of (x) LIBOR as determined on the previous Interest Determination Date and (y) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0001%) of the one-month U.S. dollar lending rates that three New York City banks selected by the Indenture Trustee are quoting at approximately 11:00 a.m. (New York City time) on the relevant Interest Determination Date to leading European banks.

          The establishment of LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to the Floating Rate Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

          "LIEN" means any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any Contract in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

          "LIQUIDATION PROCEEDS" means, with respect to a Defaulted Contract, proceeds from the sale or re-lease of the Equipment or other Collateral, proceeds of the related Insurance Policy and any other recoveries with respect to such Defaulted Contract and the related Equipment or other Collateral, including, without limitation, any amounts collected as judgments against an Obligor or others related to the failure of such Obligor to pay any required amounts under the related Contract or to return the Equipment or other Collateral, net of (i) any unreimbursed Servicer Advances with respect to such Contract, or such Equipment or other Collateral, (ii) any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Contract or in liquidating or remarketing such Equipment or other Collateral and (iii) amounts so received that are required to be refunded to the Obligor on such Contract.

          "LIST OF CONTRACTS" means, as the context shall require any of or collectively, the List of Initial Contracts, each List of Subsequent Contracts and each List of Substitute Contracts.

          "LIST OF INITIAL CONTRACTS" means collectively, each list of Initial Contracts delivered pursuant to Section 2.03(a) of the Indenture and the Receivables Transfer Agreement, which may be delivered in electronic format on CD-ROM.

          "LIST OF SUBSEQUENT CONTRACTS" means each list of Subsequent Contracts delivered pursuant to Section 2.02(c) of the Receivables Transfer Agreement and the Receivables Transfer Agreement, which may be delivered in electronic format on CD-ROM.

          "LIST OF SUBSTITUTE CONTRACTS" means each list of Substitute Contracts delivered pursuant to Section 4.02 of the Indenture and the Receivables Transfer Agreement, which may be delivered in electronic format on CD-ROM.

          "LLC I" means HPSC Gloucester Funding 2003-1 LLC I, a special-purpose, limited liability company organized under the laws of the State of Delaware.

          "LLC II" means HPSC Gloucester Funding 2003-1 LLC II, a special-purpose, limited liability company organized under the laws of the State of Delaware.

          "LOAN" means a Contract which is a commercial loan used to finance the purchase of equipment, leasehold improvements, working capital and the acquisition or operation of a professional practice.

          "LOAN COLLATERAL" means any collateral securing a Loan.

          "LOCKBOX ACCOUNT" means the series of accounts (including the escrow account established pursuant to the Escrow Agreement) and controlled by Fleet National Bank, Boston and the collection accounts established in the name of the Indenture Trustee all in accordance with the Escrow Agreement with the Lockbox Bank (which has been approved by HPSC) and maintained at the Lockbox Bank into which Obligors are directed to make payments under their respective Contracts.

          "LOCKBOX BANK" means Fleet National Bank, Boston.

          "LUXEMBOURG PAYING AND TRANSFER AGENT" means Kredietbank S.A. Luxembourgeoise or any paying and transfer agent engaged by the Issuers in respect of Notes listed on the Luxembourg Stock Exchange.

          "MAJORITY HOLDERS" means the holders representing at least 50% of the Outstanding Note Principal Balance of each Class of Notes then Outstanding..

          "MATERIAL MODIFICATION" means a modification to a Contract which extends the then-current term of such Contract, or which reduces the Scheduled Payments due thereon by more than 10%.

          "MONTHLY STATEMENT" has the meaning specified in Section 4.08 of the Servicing Agreement.

          "MOODY'S" means Moody's Investors Service, Inc. and any successor thereto.

          "NECESSARY CONSENTS" means, with respect to any Person, all necessary consents to the closing of the transactions contemplated by the Transaction Documents.

          "NON-FINANCIAL ASSETS" means assets which do not constitute Financial Assets.

          "NOTE FACTOR" means, with respect to any Class of Notes, the seven digit decimal number that the Servicer will compute or cause to be computed for each Collection Period and will make available to the Indenture Trustee on the related Determination Date representing the ratio of (a) the Outstanding Note Principal Balance of such Class which will be outstanding on the next Payment Date (after taking into account all distributions to be made on such Payment
Date) to (b) the Initial Note Principal Balance of such Class.

          "NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement, dated March 27, 2003, among the Issuers, the Originator and the Initial Purchasers.

          "NOTE RATE" means, with respect to the Class A-1 Notes, LIBOR plus 0.75%, the Class A-2 Notes, 3.432%, the Class B Notes, 3.549%, the Class C Notes, 4.385%, the Class D Notes, 5.561%, the Class E Notes, 10.158% and the Class F Notes, 13.947%.

          "NOTE REGISTER" shall have the meaning specified in Section 5.05(a) of the Indenture.

          "NOTE REGISTRAR" shall have the meaning specified in Section 5.05(a) of the Indenture.

          "NOTEHOLDER" means the Person in whose name a Note is registered in the Register held by the Note Registrar (other than the Originator, the Servicer, the Transferors and any of the Issuers).

          "NOTES" means the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes.

          "OBLIGOR" means, with respect to any Contract, the Person or Persons obligated to make payments with respect to such Contract, including any guarantor thereof.

          "OFFICER'S CERTIFICATE" means a certificate delivered by an Authorized Officer.

          "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel employed by HPSC (other than in the case of any bankruptcy or tax opinions) or other counsel, in each case acceptable to the Noteholders or the Indenture Trustee, as the case may be.

          "OPTIONAL REDEMPTION DATE" means the date on which the Issuers have the option to redeem the Notes pursuant to Section 9.01 of the Indenture.

          "ORIGINAL PRE-FUNDED AMOUNT" means $47,536,165.15.

          "ORIGINATOR" means HPSC.

          "OTHER SECURITIZED ASSETS" has the meaning set forth in section 7.15 of the Receivables Transfer Agreement.

          "OUTSTANDING" means as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

    (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Notes (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made);

    (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser; and

    (iv) Notes that have been alleged to be destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section 5.06 of the Indenture;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or under any Transaction Document, Notes owned by any Issuer, the Originator, any other obligor upon the Notes, the Transferors or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, the Originator, any other obligor upon the Notes, the Transferors or any Affiliate of any of the foregoing Persons.

          "OUTSTANDING NOTE PRINCIPAL BALANCE" means, (i) with respect to any Class of Notes, at any time, the Initial Note Principal Balance of such Class minus all payments theretofore received by the Noteholders of each respective Class of Notes on account of principal (including, without limitation, any amounts released from the Pre-Funding Account at the end of the Pre-Funding Period as a payment of principal on such Class of Notes).

          "OVERCOLLATERALIZATION BALANCE" means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the sum of (i) the Aggregate Outstanding Contract Balance as of the applicable Determination Date and (ii) amounts on deposit in the Pre-Funding Account, if any, over (b) the Aggregate Outstanding Note Principal Balance of the Notes as of such Payment Date, after giving effect to all payments of principal made on such Payment Date).

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          "OVERDUE PRINCIPAL" means, with respect to any Class of Notes and any
Payment Date, the excess, if any, of (a) the aggregate of the Base Principal Distribution Amounts with respect to such Class due on all prior Payment Dates over (b) the aggregate amount of the principal (from whatever source) actually distributed to Noteholders of such Class on all prior Payment Dates.

          "PAYMENT DATE" means the 20th day of each calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on April 21, 2003.

          "PERCENTAGE INTEREST" means, with respect to a Noteholder and a Class of Notes on any date of determination, the percentage obtained by dividing the Outstanding Note Principal Balance of the Note held by such Noteholder by the related Outstanding Note Principal Balance of the related Class of Notes.

          "PERFORMING CONTRACTS" means Contracts which are not Defaulted Contracts.

          "PERSON" means a natural person, partnership, limited partnership, limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity.

          "PLEDGED PROPERTY" means the property pledged by the Issuers to the Indenture Trustee for the benefit of the Noteholders, pursuant to Section 2.01 of the Indenture.

          "POOL FACTOR" means the seven digit decimal number that the Servicer will compute or cause to be computed for each Collection Period and will make available to the Indenture Trustee on the related Determination Date representing the ratio of (a) the sum of the Aggregate Outstanding Contract Balance as of the immediately preceding Determination Date and amounts on deposit in the Pre-Funding Account, if any, to (b) the sum of the Aggregate Outstanding Contract Balance as of the Initial Cut-Off Date plus the Original Pre-Funded Amount.

          "PRACTICE FINANCE CONTRACT" means a Loan used to finance the acquisition and/or operation of a dental or other professional practice.

          "PRE-FUNDED AMOUNT" means the Original Pre-Funded Amount reduced by amounts used to acquire Subsequent Contracts and to fund the Reserve Account in accordance with Section 3.02 of the Indenture.

          "PRE-FUNDING ACCOUNT" means the Eligible Bank Account established and maintained by the Indenture Trustee pursuant to Section 3.02(a) of the Indenture.

          "PRE-FUNDING EARNINGS" means, with respect to any Payment Date, the actual Investment Earnings then on deposit in the Pre-Funding Account.

          "PRE-FUNDING PERIOD" means the period from and including the Closing Date until the earliest of the date (i) on which the balance of funds on deposit in the Pre-Funding Account is reduced to an amount less than $10,000, (ii) on which an Event of Default or an Event of Servicing Termination occurs, and (iii) June 15, 2003.

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          "PREPAYMENT" means, with respect to a Collection Period and a Contract
(except a Defaulted Contract), the amount received by the Servicer during such Collection Period from or on behalf of an Obligor with respect to such Contract in excess of the sum of (x) the Scheduled Payment and any Final Scheduled
Payment due during such Collection Period, plus (y) the aggregate of any overdue Scheduled Payments and unpaid Servicing Charges for such Contract, so long as such amount is designated by the Obligor as a prepayment and the Servicer has consented to such prepayment. Liquidation Proceeds are not Prepayments.

          "PREPAYMENT AMOUNT" means, with respect to a Payment Date (a) if the Contract is in the form of a Lease, an amount, without duplication, equal to the sum of (i) the Discounted Contract Balance as of the end of the preceding Collection Period; (ii) any Scheduled Payment due during the related Collection Period; and (iii) any Scheduled Payments due in prior Collection Periods and not paid by an Obligor, and (b) if the Contract is in the form of a Loan, an amount equal to the outstanding principal amount thereof together with any accrued but unpaid interest, penalties and fees thereon (including without limitation re-servicing fees and early termination fees).

          "PRINCIPAL AMOUNT" means, with respect to each Payment Date and any Class of Notes, the sum of (1) the Base Principal Distribution Amount for such Class of Notes for such Payment Date and (2) any Overdue Principal for such Class of Notes.

          "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

          "PURCHASE AMOUNT" means, with respect to a Payment Date and a Contract, the sum, without duplication, of (i) the Discounted Contract Balance as of the close of business on the last day of the second preceding Collection Period, (ii) in connection with a Contract that is a lease or a loan secured by equipment, the product of (x) such Contract's Discounted Contract Balance as of the beginning of the immediately preceding Collection Period and (y) one-twelfth of the Discount Rate, and (iii) any Scheduled Payments theretofore due and not paid by an Obligor.

          "PURCHASED CONTRACT" means any Contract that has been purchased by the Originator or the Servicer pursuant to Section 4.01 of the Indenture.

          "QUALIFIED REPLACEMENT SWAP COUNTERPARTY" shall have the meaning specified in the Swap Agreement.

          "QUALIFIED SUBSTITUTE CONTRACT" means a Substitute Contract which, on the related Substitute Transfer Date, meets the following criteria:

          (a) such Substitute Contract satisfies all of the representations and warranties and other criteria set forth in Section 3.02 and Section 3.04 of the Receivables Transfer Agreement as of the related Substitute Transfer Date,

          (b) such Substitute Contract has substantially similar characteristics as the Contract being replaced,

          (c) such Substitute Contract was not selected by the Originator or the Servicer, as the case may be, in a manner that is adverse to the interests of the Noteholders,

          (d) if such Substitute Contract is replacing a Lease, the sum of the Discounted Contract Balance and the Residual Value (discounted at the Discount
Rate), if any, of such Substitute Contract is greater than or equal to the sum of the Discounted Contract Balance and the Residual Value (discounted at the Discount Rate) of the Contract being replaced, provided, that under no circumstances can the ratio of Residual Value (discounted at the Discount Rate) to Discounted Contract Balance of such Substitute Contract exceed such ratio for the Contract being replaced,

          (e) if such Substitute Contract is replacing a Loan, such the Discounted Contract Balance of such Substitute Contract must be greater than the Discounted Contract Balance of the Contract being replaced,

          (f) if such Substitute Contract is replacing a Step Contract for which the related Step-Up Date has not yet occurred, such Substitute Contract must be either be (1) a Step Contract with increased Scheduled Payments at least equal to the increased Scheduled Contracts being replaced or (2) be a Contract which has level Scheduled Payments and which has a Discounted Contract Balance and Residual Value (discounted at the Discount Rate) that is greater than the or equal to the Discounted Contract Balance and Residual Value (discounted at the Discount Rate) of the Contract being replaced; provided that under no circumstances can the ratio of Residual Value (discounted at the Discount Rate) to Discounted Contract Balance of such Substitute Contract exceed such ratio for the Contract being replaced, and

          (g) such Substitute Contract has a maturity date which is not later than the date that is six months prior to the Stated Maturity Date of the Class F Notes.

          For purposes of determining compliance with clause (d), (e) or (f), if more than one Substitute Contract is being provide on any Transfer Date, the Discounted Contract Balances of the Substitute Contracts and the Contracts being replaced shall be determined on an aggregate basis.

          "RATING AGENCY CONDITION" means written confirmation from each Rating Agency that such investment or such action will not result in the reduction or withdrawal of the rating assigned by such Rating Agency to any of the Notes.

          "RATING AGENCIES" means Moody's and S&P.

          "RECEIVABLES TRANSFER AGREEMENT" means the Receivables Transfer Agreement, dated as of March 31, 2003 among the Originator, the Servicer, the Transferors and the Issuers, as the same may be amended in accordance with the terms thereof.

          "RECORD DATE" means, with respect to any Payment Date other than the initial Payment Date, the Business Day immediately preceding such Payment Date, provided however, that the Record Date for any Class of Notes issued as Definitive Notes will be the last Business Day of the calendar month immediately preceding such Payment Date. With respect to the initial Payment Date, the Record Date shall be the Closing Date.

          "REGISTER" means the register kept by the Indenture Trustee pursuant to Section 5.03 of the Indenture.

          "REGULATION S GLOBAL NOTE" shall have the meaning specified in Section
5.03 of the Indenture.

          "REIMBURSEMENT RATE" means the rate per annum equal to the "prime rate" published in the "Money Rates" section of the Wall Street Journal, as such "prime rate" may change from time to time.

          "REPLACEMENT TRANSACTION" means a Swap Agreement with a Qualified Replacement Swap Counterparty or if one is not available, an Approved Replacement Swap Counterparty.

          "REPRESENTATION LETTER" means letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Class A Notes, Class B Notes, Class C Notes, Class D Notes, Class E Notes and Class F Notes registered in the Register under the nominee name of the Depository.

          "REQUIRED CONTRACT FILE ITEMS" has the meaning set forth in Section
2.02 of the Indenture.

          "REQUIRED DISTRIBUTIONS" means, with respect to each Payment Date, the distributions, if any, pursuant to clauses (i) through (xvii) of Section 3.04(b)(I) and clauses (i) through (xvi) of Section 3.04(b)(II) of the Indenture due on such Payment Date.

          "RESERVE ACCOUNT" means the Eligible Bank Account established pursuant to Section 3.05 of the Indenture.

          "RESERVE ACCOUNT EARNINGS" means, with respect to any Payment Date, the actual Investment Earnings then on deposit in the Reserve Account.

          "RESERVE ACCOUNT REQUISITE AMOUNT" means, with respect to any Payment Date, the lesser of (i) an amount equal to 1.00% of (a) the sum of the Aggregate Outstanding Contract Balance of the Contracts as of the Closing Date and (b) the sum of the Discounted Contract Balances of each Subsequent Contract as of the related Subsequent Transfer Date and (ii) the Aggregate Outstanding Note Principal Balance on such Payment Date after all Required Distributions have been made.

          "RESIDUAL PAYMENT ACCOUNT" means the Eligible Bank Account established pursuant to Section 3.06 of the Indenture.

          "RESIDUAL PAYMENTS" means any and all cash proceeds or rents realized from the sale of Equipment under an Expired Contract and an Early Termination Contract.

          "RESIDUAL VALUE" means for any Contract, the residual value of the Collateral securing such Contract as specified in the records of the Servicer at origination.

          "RESPONSIBLE OFFICER" means (i) when used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office, including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and (ii) when used with respect to each of the Issuers, the Originator, any of the Transferors or the Servicer or any officer or manager of such entity.

          "RESTRICTING EVENT" means the event that shall occur on a Determination Date on which either (a) a Delinquency Trigger Event exists or (b) a Defaulted Contract Trigger Event exists, in each case, of which a responsible officer of the Indenture Trustee has actual knowledge.

          "RULE 144A GLOBAL NOTE" shall have the meaning specified in Section
5.03 of the Indenture.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

          "SCHEDULED PAYMENTS" means, with respect to a Payment Date and a Contract, the periodic payment (exclusive of any Excluded Amounts and reflecting any adjustment for any partial Prepayments and further reflecting the effect of any permitted modification to such Contract) set forth in such Contract due from the Obligor in the related Collection Period; PROVIDED, HOWEVER, that a Scheduled Payment shall not include that portion of the final payment or payments to be made on such Contract equal to the amount of any security deposit retained by the Originator or the Servicer.

          "SECURITIES ACCOUNT" means has the meaning defined in Section 8-501(a) of the UCC.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITIES INTERMEDIARY" has the meaning defined in Section 8-102(a)(14) of the UCC.

          "SERVICER" means the Person performing the duties of the Servicer under the Indenture and the Servicing Agreement, initially HPSC.

          "SERVICER ADVANCE" means any amount paid by the Servicer with respect to a Delinquent Contract pursuant to Section 4.03 of the Servicing Agreement.

          "SERVICER FEE" means, with respect to any Payment Date, an amount equal to the product of (a) one-twelfth (or, with respect to the initial Payment Date, a fraction the numerator of which is the actual number of days elapsed since and including the Closing Date, and the denominator of which is 360) of the Servicer Fee Rate and (b) the sum of (i) the Aggregate Outstanding Contract Balance and (ii) the Pre-Funded Amount, each as of the beginning of the

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immediately preceding Collection Period, or with respect to the initial Payment
Date, as of the Closing Date.

          "SERVICER FEE RATE" means (i) 0.70% per annum if HPSC or an Affiliate thereof is the Servicer and (ii) 0.75% per annum if HPSC or an Affiliate thereof is not the Servicer.

          "SERVICER TERMINATION NOTICE" means the notice described in Section
6.01 of the Servicing Agreement.

          "SERVICER TRANSITION ACCOUNT" means the Eligible Bank Account established pursuant to Section 3.07 of the Indenture.

          "SERVICING AGREEMENT" means the Servicing Agreement, dated as of March 31, 2003, among the Servicer, the Originator, the Issuers and the Indenture Trustee, as the same may be amended in accordance with the terms thereof.

          "SERVICING CHARGES" means the sum of (a) any late payment charges paid by an Obligor on a Delinquent Contract after application of any such charges to amounts then due under such Contract and (b) any other incidental charges or fees received from a Obligor.

          "SERVICING OFFICER" means any representative of the Servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Indenture Trustee by the Servicer, as such list may from time to time be amended.

          "SERVICING STANDARD" has the meaning specified in Section 4.01(a) of the Servicing Agreement.

          "SIMILAR LAW" means any provision of federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code.

          "STATE" means any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

          "STATED MATURITY DATE" means the Class A Maturity Date, the Class B Maturity Date, the Class C Maturity Date, the Class D Maturity Date, the Class E Maturity Date or the Class F Maturity Date, as applicable.

          "STEP CONTRACT" means a Contract, the terms of which provide for an increase in the dollar amount of the Scheduled Payments due under such Contract after a certain date.

          "STEP-UP DATE" means, with respect to a Step Contract, each date on which the Scheduled Payments of such Step Contract increase.

          "SUBORDINATE NOTEHOLDER" means the Person in whose name a Subordinate
Note is registered in the Register.

          "SUBORDINATE NOTES" means the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes and the Class F Notes.

          "SUBSEQUENT CONTRACTS" means those contracts conveyed by HPSC and/or Bravo to LLC I and/or LLC II and pledged by LLC I and LLC II, as the case may be, to the Indenture Trustee, pursuant to a Subsequent Transfer Agreement, as listed on the related List of Subsequent Contracts attached to the related Subsequent Transfer Agreement.

          "SUBSEQUENT CONVEYED ASSETS" means, with respect to any Subsequent Transfer Agreement, (a) all of the related Transferor's right, title and interest in and to the Equipment relating to Subsequent Contracts (except for any licensed products that may accompany such Equipment) and any new unit or units of Equipment substituted for any existing unit or units of such Equipment,
(b) all of the related Transferor's, right, title and interest in and to, but not its obligations under, the Subsequent Contracts, and all amendments, additions and supplements including schedules, summary schedules and subschedules made or hereafter made with respect thereto, (c) all monies due in payment of the Subsequent Contracts on or after the related Subsequent Cut-Off Date, including without limitation, all Scheduled Payments thereunder (whether or not due), any Prepayments, any payments in respect of a casualty or early termination and any Liquidation Proceeds received with respect thereto, but excluding any Excluded Amounts, (d) any guarantees of an Obligor's obligations under each such Contract, (e) the related Contract Files, (f) all Insurance Proceeds relating to the foregoing and the related Transferor's rights and interests in the Insurance Policies relating to the foregoing and (g) all proceeds and income of the foregoing or relating thereto.

          "SUBSEQUENT CUT-OFF DATE" means, with respect to any Subsequent Contract, the close of business on the last day of the calendar month in which the related Subsequent Transfer Date occurs (or the following month is so specified in the related Subsequent Transfer Agreement).

          "SUBSEQUENT TRANSFER AGREEMENT" means each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Transferors, the Originator, the Servicer and the Issuers, substantially in the form of Exhibit A to the Receivables Transfer Agreement, by which Subsequent Contracts are conveyed to either LLC I or LLC II.

          "SUBSEQUENT TRANSFER DATE" means any date on which a Subsequent Contract is pledged to the Indenture Trustee pursuant to Section 2.01 of the Indenture; provided that no Subsequent Transfer Date may occur in a calendar month after the 15th day of such month.

          "SUBSTITUTE CONTRACT" has the meaning specified in Section 4.01 of the Indenture.

          "SUBSTITUTE CONVEYED ASSETS" means, with respect to any Substitute Transfer Agreement, (a) all of the Originator's or the Servicer's, as applicable, right, title and interest in and to (i) the Equipment relating to Substitute Contracts (except for any licensed products that may accompany such Equipment) and any new unit or units of Collateral substituted for any existing unit or units of such Equipment and (ii) any other Collateral securing the Substitute Contracts, including all income and proceeds upon any sale or other disposition of the related Equipment or such other Collateral (b) all of the Originator's or the Servicer's, as applicable, right, title and interest in and to, but not its obligations under, the Substitute Contracts and all amendments, additions and supplements including schedules, summary schedules and subschedules made or hereafter made with respect thereto, (c) all monies received by the Servicer or due in payment of the Substitute Contracts on or after the related Transfer Date, including without limitation, all Scheduled Payments thereunder (whether or not due), any Prepayments, any payments in respect of a casualty or early termination and any Liquidation Proceeds received with respect thereto, but excluding any Excluded Amounts, (d) any guarantees of an Obligor's obligations under each such Contract, (e) the related Contract Files, (f) all Insurance Proceeds relating to the foregoing and the Originator's or the Servicer's, as applicable, rights and interests in the Insurance Policies relating to the foregoing and (g) all proceeds and income of the foregoing or relating thereto.

          "SUBSTITUTE CUT-OFF DATE" means, with respect to a Substitute Contract, the close of business on the last day of the calendar month in which the related Substitute Transfer Date occurs; provided that no Substitute Transfer Date may occur in a calendar month after the 15th day of such month.

          "SUBSTITUTE TRANSFER AGREEMENT" has the meaning specified in Section 4.02(c) of the Indenture.

          "SUBSTITUTE TRANSFER DATE" means any date on which a Substitute Contract is pledged pursuant to Section 4.02 of the Indenture.

          "SWAP AGREEMENT" shall mean (A) collectively, the ISDA Master Agreement, the Schedule to the ISDA Master Agreement and the Confirmation, each dated as of March 28, 2003 with an effective date of the Closing Date and each executed by the Issuers and the Swap Counterparty or (B) such swap agreement and other swap documentation related to a Replacement Transaction.

          "SWAP COUNTERPARTY" means Merrill Lynch Capital Services, Inc., a Delaware corporation and a wholly owned subsidiary of Merrill Lynch & Co., Inc., and its successors and assigns.

          "SWAP DOWNGRADE EVENT" shall have occurred if the Swap Counterparty has (1) a long term debt rating but no short term debt rating by Moody's, and such long term debt rating is downgraded by Moody's below "A1", or (2) both a long term debt rating and a short term debt rating by Moody's and (x) the long term debt rating is downgraded by Moody's below "A2" or (y) the short term debt rating is downgraded by Moody's below "P-1", or (3) a short term debt rating by S&P, and such short term debt rating is downgraded below "A-1".

          "SWAP TERMINATION PAYMENTS" means the amounts, if any, payable by the Issuers upon an Early Termination (as defined in the ISDA Master Agreement) if the Swap Counterparty is the Defaulting Party or the Affected Party (each as defined in the ISDA Master Agreement).

          "TAPE" means the database with respect to the Contracts used to calculate the information in the Monthly Statement.

          "TEMPORARY REGULATION S GLOBAL NOTE" shall have the meaning specified in Section 5.03 of the Indenture.

          "TRANSACTION DOCUMENTS" means the Receivables Transfer Agreement, each Subsequent Transfer Agreement, each Substitute Transfer Agreement, the Indenture, this Annex A, the Servicing Agreement, the Securitization Escrow Agreement, the Swap Agreement, the Notes, the Note Purchase Agreement, the Custody Agreement and all other instruments, documents and agreements executed and delivered in connection with the foregoing.

          "TRANSFER DATE" means, with respect to the Initial Contracts, the Closing Date, with respect to Subsequent Contracts, the Subsequent Transfer Date, and with respect to Substitute Contracts, the Substitute Transfer Date.

          "TRANSFERORS" means HPSC and Bravo.

          "TRUSTEE CERTIFICATION" has the meaning set forth in Section 2.02 of the Indenture.

          "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

          "WARRANTY EVENT" has the meaning provided in Section 4.01(a) of the Indenture.